ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
Connecticut Money Market Series

Fund Type Money market

Objective The highest level of current income that is exempt from Connecticut State and federal income taxes, consistent with liquidity and the preservation of capital

(GRAPH)
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Municipal Series Fund/Connecticut
Money Market Series seeks to provide the highest level of current income that is exempt from Connecticut State and federal income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest primarily in a portfolio of short-term tax-exempt debt securities with maturities of 13 months or less from the state of Connecticut, its municipalities, local governments, and other qualifying issuers
(such as Puerto Rico, Guam, and the U.S. Virgin
Islands). There can be no assurance that the Series will achieve its investment objective.

Money Fund Yield Comparison
(GRAPH)
www.prudential.com    (800) 225-1852
Performance at a Glance

Fund Facts                       As of 8/31/00
7-Day   Net Asset      Taxable Equivalent Yield*   Weighted Avg.   Net Assets
Current Yld.   Value (NAV)   @31%   @36%   @39.6%   Mat. (WAM)   (Millions)
CT Money
Market Series   3.21%   $1.00   4.87%   5.25%   5.56%   63 Days   $81
iMoneyNet, Inc.
Tax-Free State Specific
Avg. (SB & GP-CT)**   3.31%   $1.00   5.02%   5.42%   5.74%   54 Days   N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.
Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

*Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**iMoneyNet, Inc. reports the 7-Day Current Yield,
NAV, and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. Tax-Free State
Specific Average (Stock Broker (SB) & General
Purpose

(GP)-Connecticut) category as of August 28, 2000.

Weighted Average Maturity Compared to the Average
Money Market Fund
(GRAPH)

(LOGO)                 October 18, 2000

Dear Shareholder,
Municipal money market yields climbed during much of our 12-month reporting period ended August 31, 2000. The catalyst for this trend was the Federal
Reserve's repeated increases in short-term interest rates, which were intended to curb the brisk pace of U.S. economic growth.

The rising-interest-rate environment benefited the
Prudential Municipal Series Fund/Connecticut Money
Market Series by creating attractive investment opportunities. The Series maintained a $1 net asset value per share, and provided a competitive yield.
On August 31, 2000, the Series' seven-day current yield was 3.21%, compared with 3.31% for the average Connecticut money market fund as tracked by iMoneyNet, Inc. The following pages explain how the Series was positioned in light of developments in the municipal money market.

Proposed merger
A proposal to merge the Connecticut Money Market
Series with the Prudential Tax-Free Money Fund,
Inc. will be put to a shareholder vote at a special meeting for shareholders. The meeting is expected to take place early in 2001.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund   Connecticut Money Market Series

Annual Report   August 31, 2000

Investment Adviser's Report

Trying to put a lid on inflation
The Federal Reserve (the Fed) raised short-term interest rates four times during our fiscal year that began September 1, 1999. The Fed acted because a rapidly expanding U.S. economy had increased the risk of rising consumer prices and accelerating wages. Hiking rates boosted borrowing costs for businesses and consumers, which the Fed hoped would slow economic growth to a more sustainable pace and help check inflationary pressures.

Although we expected the Fed to tighten monetary policy in the autumn of 1999, we purchased longer-term Connecticut money market securities in September 1999 that seemed to offer good value at that time. Our purchases extended the Series' weighted average maturity (WAM), which remained longer than that of the average comparable fund during September and early October. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held in a portfolio.)

In hindsight, the Series would have been better served had we been able to purchase a sufficient amount of shorter-term Connecticut money market securities to shorten the WAM. As these securities matured, we could have reinvested the money in higher-yielding Connecticut money market securities that became available after the Fed raised short-term rates in mid-November 1999.

Taking advantage of bargains during tax season
The Fed resumed tightening monetary policy in 2000 as the resilient U.S. economy continued to race ahead. The next rate hikes occurred in February and March. During these two months, many Connecticut municipalities and authorities often issue money market securities. We took advantage of this supply because there are periods when few newly issued
Connecticut securities are available. We bought one-year insured bonds of New Haven,

Prudential Municipal Series Fund   Connecticut Money Market Series

Annual Report   August 31, 2000

Connecticut, and tax-exempt bonds of Yale New Haven
Hospital that were "prerefunded" or backed by direct obligations of the U.S. Treasury. In addition, Connecticut Housing Authority bonds were purchased during this period, helping to lengthen the Series' WAM.

We later allowed the WAM to shorten as we prepared to buy higher-yielding Connecticut money market securities that became available in the spring of 2000. Yields rose sharply from late April through mid-May because the Fed was expected to hike rates when it met in May and because portfolio managers sold municipal money market securities to satisfy shareholder redemptions during tax season.
With yields at such attractive levels, we purchased additional "prerefunded" Connecticut bonds that are backed by direct obligations of the U.S. Treasury.
We also bought Connecticut housing bonds that can be sold back to their issuer in one year at a price equal to 100% of their face value.

As expected, the Fed aggressively raised short-term interest rates in mid-May. Shortly thereafter, data began to show that U.S. economic growth was slowing, which in turn fueled optimism that the Fed would stop raising rates. Consequently, many investors were willing to accept lower yields (and pay higher prices) for municipal money market securities. Our decision to lock in municipal money market yields in early May worked well because yields declined during the remainder of our fiscal year.

Purchasing municipal asset-backed securities
There were also attractive investment opportunities among municipal asset-backed securities (MABS).
MABS are highly liquid investments structured to help satisfy the growing demand for municipal money market securities. MABS require a higher degree of analysis than more generic investment alternatives.
As a result, MABS offer a higher return, and have been selectively added to the Series' holdings.

Prudential Connecticut Money Market Series
Management Team

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Portfolio of Investments as of August 31, 2000

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount         Value
Description (a)                      (Unaudited)    Rate        Date       (000)          (Note 1)
-----------------------------------------------------------------------------------------------------------
Brazos River Harbor Nav. Dist.
 Rev.,
 BASF, Corp. Proj.,
 Ser. 96, F.R.D.D.                   P-1            4.45%       9/01/00    $    3,450     $  3,450,000
 Dow Chemical Co.,
 Ser. 93, F.R.D.D., A.M.T.           P-1            4.50        9/01/00         1,000        1,000,000
 Ser. 97, F.R.D.D., A.M.T.           P-1            4.50        9/01/00           600          600,000
Connecticut St. Clean Water Fund
 Rev., Ser. 91                       NR             6.70        1/01/01         2,010(c)     2,067,566
Connecticut St. Dev. Auth.,
 Bradley Airport Hotel,
 Ser. 97A F.R.W.D.                   VMIG1          4.10        9/07/00           800          800,000
 Ser. 97B, F.R.W.D.                  VMIG1          4.10        9/07/00         3,000        3,000,000
 Ser. 97C, F.R.W.D.                  VMIG1          4.10        9/07/00         1,200        1,200,000
 Corp. for Independ. Living Proj.,
 Ser. 99, F.R.W.D.                   VMIG1          3.95        9/06/00         2,475        2,475,000
 Pierce Baptist Home,
 Ser. 99, F.R.W.D.                   A-1+(d)        3.95        9/06/00         3,125        3,125,000
 SHW, Inc., Proj., Ser. 90,
 F.R.W.D., A.M.T.                    N/R            4.15        9/06/00         5,150        5,150,000
Connecticut St. Gen. Oblig.,
 Ser. 90C                            NR             6.90        9/15/00         1,000        1,001,209
 Ser. 91A                            NR             6.60        3/01/01         1,000(c)     1,031,732
 Ser. 92D                            NR             5.80        11/15/00        1,750(c)     1,755,436
 Ser. 95A                            NR             5.00        3/15/01         1,200        1,205,585
 Ser. 97B, F.R.W.D.                  VMIG           4.00        9/07/00         2,700        2,700,000
Connecticut St. Hlth. & Edl. Facs.
 Auth. Rev.,
 Conn. St. University, S.6.A. 95,
 A.M.B.A.C., F.R.D.D.                A-1+(d)        3.90        9/01/00         1,000        1,000,000
 Convenant Ret., Ser. 1999A,
 F.R.W.D.                            A-1+(d)        3.95        9/07/00         2,640        2,640,000
 Gaylord Hosp. Issue, Ser. A,
 F.R.W.D.                            A-1+(d)        4.10        9/06/00         3,000        3,000,000
 Hartfort Hosp. Issue,
 Ser. B, F.R.W.D.                    A-1+(d)        4.10        9/06/00         2,000        2,000,000

    See Notes to Financial Statements                                      5

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount         Value
Description (a)                      (Unaudited)    Rate        Date       (000)          (Note 1)
-----------------------------------------------------------------------------------------------------------
 Hotchkiss School Issue,
 Ser. A, F.R.W.D.                    VMIG1          4.00%       9/07/00    $    2,000     $  2,000,000
 Pomfret School Issue,
 Ser. A, F.R.W.D.                    VMIG1          4.20        9/07/00           900          900,000
 Sharon Hosp. Issue,
 Ser. A, F.R.W.D.                    VMIG1          4.10        9/07/00         1,670        1,670,000
 Woodbury & Bethlehem School,
 B.A.N.                              VMIG1          5.00        5/15/01         4,000        4,010,730
 Yale University, Ser. S, T.E.C.P.   VMIG1          4.15        12/11/00        5,000        5,000,000
 Yale University, Ser. T, F.R.W.D.   VMIG1          3.90        9/07/00         2,500        2,500,000
Connecticut St. Hsg. Fin. Auth.,
 Ser. B, F.R.W.D., A.M.T.            VMIG1          4.37        9/06/00         2,000        2,000,000
 Ser. P, F.R.W.D., A.M.T.            VMIG1          4.32        9/06/00         1,000        1,000,000
Connecticut St. Spec. Assmt.,
 Unemployment Comp. Rev.,
 Ser. 93C, A.N.N.M.T., F.G.I.C.      VMIG1          4.35        7/01/01         1,800        1,800,000
 Ser. 96A, A.M.B.A.C.                NR             5.50        11/15/00        2,500        2,507,443
 Ser. 96A, A.M.B.A.C.                NR             5.50        5/15/01         1,000        1,009,146
Connecticut St. Special Tax Oblig.
 Transp. Infrastructure Rev.,
 Ser. 90A, Bond                      NR             8.00        6/01/01         1,500        1,538,364
 Ser. 90A, Bond                      NR             7.125       6/01/01           500(c)       515,024
 Ser. 90I, F.R.W.D.                  VMIG1          3.95        9/06/00         2,025        2,025,000
Hartford Connecticut, Redev.
 Agcy., Multi-family Mtge. Rev.,
 Underwood Twrs. Proj.,
 Ser. 90, F.R.W.D., F.S.A.           A-1+(d)        4.10        9/07/00           600          600,000
New Haven Connecticut,
 Ser. 99A, F.G.I.C.                  NR             4.25        2/01/01         2,025        2,026,604
North Branford, Connecticut,
 B.A.N.                              NR             5.00        2/15/01         2,375        2,379,154
Monroe Connecticut, Ser. A           NR             4.75        1/25/01         1,025        1,026,990
Old Saybrook, Connecticut, B.A.N.    NR             4.25        9/06/00         1,850        1,850,055
Puerto Rico Commwlth. & Electric
 Power Auth., Ser. 98-20,
 F.R.W.D., M.B.I.A.                  VMIG1          3.93        9/07/00         2,400        2,400,000

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount         Value
Description (a)                      (Unaudited)    Rate        Date       (000)          (Note 1)
-----------------------------------------------------------------------------------------------------------
Puerto Rico Commwlth. Highway &
 Transp. Auth., Ser. FFF,
 F.R.W.D., M.B.I.A.                  VMIG1          4.35%       9/06/00    $    2,500     $  2,500,000
South Windsor Connecticut,
 Gen. Oblig., Ser. 99                NR             3.50        9/01/00           585          585,000
                                                                                          ------------
Total Investments  99.8%
 (amortized cost $81,045,038(e))                                                            81,045,038
Other assets in excess of
 liabilities  0.2%                                                                             179,615
                                                                                          ------------
Net Assets  100%                                                                          $ 81,224,653
                                                                                          ------------
                                                                                          ------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    A.N.N.M.T.--Annual Mandatory Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    T.E.C.P.--Tax Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's rating.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Statement of Assets and Liabilities

                                                                   August 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value       $81,045,038
Cash                                                                      34,469
Interest receivable                                                      636,125
Receivable for Series shares sold                                        327,941
Other assets                                                               1,620
                                                                   ---------------
      Total assets                                                    82,045,193
                                                                   ---------------
LIABILITIES
Payable for Series shares reacquired                                     678,140
Accrued expenses                                                          66,944
Management fee payable                                                    35,505
Dividends payable                                                         29,208
Deferred trustee's fees                                                    6,218
Distribution fee payable                                                   4,525
                                                                   ---------------
      Total liabilities                                                  820,540
                                                                   ---------------
NET ASSETS                                                           $81,224,653
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                  $   812,246
   Paid-in capital in excess of par                                   80,412,407
                                                                   ---------------
Net assets, August 31, 2000                                          $81,224,653
                                                                   ---------------
                                                                   ---------------
Net asset value, offering price and redemption price per share
   ($81,224,653 / 81,224,653 shares of beneficial interest
   issued and outstanding; unlimited number of shares
   authorized)                                                             $1.00

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 3,049,551
                                                                   ---------------
Expenses
   Management fee                                                        410,257
   Distribution fee                                                      102,564
   Custodian's fees and expenses                                          58,000
   Reports to shareholders                                                33,000
   Registration fees                                                      24,000
   Transfer agent's fees and expenses                                     21,000
   Legal fees and expenses                                                 9,700
   Audit fees                                                              8,000
   Trustees' fees and expenses                                             4,500
   Miscellaneous                                                           3,964
                                                                   ---------------
      Total expenses                                                     674,985
Less: Custodian fee credit (Note 1)                                       (4,296)
                                                                   ---------------
    Net expenses                                                         670,689
                                                                   ---------------
Net investment income                                                  2,378,862
                                                                   ---------------
REALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions                                 (94)
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 2,378,768
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Statement of Changes in Net Assets

                                                       Year Ended August 31,
                                                   ------------------------------
                                                       2000             1999
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   2,378,862    $   2,014,902
   Net realized gain (loss) on investment
      transactions                                           (94)           5,471
                                                   -------------    -------------
   Net increase in net assets resulting from
      operations                                       2,378,768        2,020,373
                                                   -------------    -------------
Dividends and distributions (Note 1)                  (2,378,768)      (2,020,373)
                                                   -------------    -------------
Series share transactions (at $1 per share)
   Net proceeds from shares sold                     283,078,236      311,218,175
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    2,336,383        1,968,000
   Cost of shares reacquired                        (287,264,699)    (325,228,890)
                                                   -------------    -------------
   Net decrease in net assets from Series share
      transactions                                    (1,850,080)     (12,042,715)
                                                   -------------    -------------
Total decrease                                        (1,850,080)     (12,042,715)
NET ASSETS
Beginning of year                                     83,074,733       95,117,448
                                                   -------------    -------------
End of year                                        $  81,224,653    $  83,074,733
                                                   -------------    -------------
                                                   -------------    -------------

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Connecticut Money Market Series (the 'Series') commenced investment operations on August 5, 1991. The Series is nondiversified and seeks to provide the highest level of income that is exempt from Connecticut state and federal income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      All securities are valued as of 4:30 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Dividends:    The Series declares daily dividends from net investment
income and net realized short-term capital gains or losses. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Series has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements    The Fund has a management agreement with Prudential
Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's
                                                                          11

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Notes to Financial Statements Cont'd.

performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series' shares. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to the plan of distributing at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

      PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other Transactions with Affiliates    Prudential Mutual Fund Services
LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $19,900 for the services of PMFS. As of August 31, 2000, approximately $1,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Proposed Reorganization
On August 23, 2000, the Trustees approved an Agreement and Plan of Reorganization and Liquidation of the Series (the 'Plan of Reorganization') which provides for the transfer of substantially all of the assets and liabilities of the Prudential Municipal Series Fund, Connecticut Money Market Series to Prudential Tax-Free Money Fund, Inc. Class A shares of the Series will be exchanged at net asset value for Class A shares of the equivalent value of Prudential Tax-Free Money Fund, Inc. The Fund will then cease operations. The Plan of Reorganization is subject to approval by the shareholders of the Connecticut Money Market Series.
    12

       Prudential Municipal Series Fund      Connecticut Money Market Series
 Financial
                            Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Financial Highlights

                                                                        Year
                                                                        Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  1.00
Net investment income and realized gains                                  0.03
Dividends and distributions to shareholders                              (0.03)
                                                                   ---------------
Net asset value, end of year                                           $  1.00
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          2.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $81,225
Average net assets (000)                                               $82,051
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)                   0.82%
   Expenses, excluding distribution and service (12b-1)                   0.69%
   Net investment income                                                  2.90%

------------------------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends and distributions.
    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Financial Highlights Cont'd.

                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
         .02                  .03                  .03(a)               .03(a)
        (.02)                (.03)                (.03)                (.03)
    --------             --------             --------             --------
    $   1.00             $   1.00             $   1.00             $   1.00
    --------             --------             --------             --------
    --------             --------             --------             --------
        2.34%                2.72%                3.10%                3.17%
    $ 83,075             $ 95,117             $ 75,927             $ 77,683
    $ 87,744             $ 84,800             $ 77,500             $ 74,576
         .82%                 .86%                 .46%(a)              .47%(a)
         .69%                 .74%                 .34%(a)              .35%(a)
        2.30%                2.68%                3.06%(a)             3.12%(a)

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Connecticut Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Connecticut Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The accompanying financial highlights for the two year period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.
As described in Note 4 to the financial statements, on August 23, 2000, the Board of Trustees of the Series approved an Agreement and Plan of Reorganization, subject to shareholder approval, whereby the Series would be merged into Tax-Free Money Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000
    16

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended August 31, 2000, dividends paid from net investment income of $.03 per share were all federally tax-exempt interest dividends.
                                                                          17

Prudential Municipal Series Fund   Connecticut Money Market Series

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.prudential.com                (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Municipal Series Fund   Connecticut Money Market Series

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

balanced/allocation funds
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com        (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
   Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols   NASDAQ    CUSIP
               PMCXX   74435M648

MF154E

(ICON)    Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
Florida Series

Fund Type   Municipal Bond

Objective   Maximize current income that is exempt
from federal income taxes, consistent with the preservation of capital, and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Municipal Series Fund/Florida
Series' investment objective is to maximize current income that is exempt from federal income taxes, consistent with the preservation of capital, and to invest in securities that will enable its shares to be exempt from the Florida intangibles tax.
However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

   Expressed as a percentage of
total investments as of 8/31/00
   54.0%  Revenue Bonds
   27.0   General Obligation Bonds
   18.0   Prerefunded
    1.0   Miscellaneous

Credit Quality
   Expressed as a percentage of
total investments as of 8/31/00
      3.0%   AAA
      15.0   AA
      10.0   A
      16.0   BBB
       6.0   BB
       4.0   B
      46.0   Insured

Ten Largest Issuers

   Expressed as a percentage of
   net assets as of 8/31/00
   6.1%  Puerto Rico Commonwealth
   4.2   Dade County Prof.
         Sports Franchise*
   3.9   Brevard County School Board
         Ctfs. of Part.*
   3.3   Lakeland Electric &
         Water Revenue*
   3.2   Alachua County. Ind. Dev.
         Authority Revenue
   2.6   Orlando Utilities Comm.
         Water & Electric
   2.5   Puerto Rico Tel.
         Authority Revenue*
   2.2   Tampa Sports
         Authority Revenue
   2.1   Tampa Gtd.
         Entitlement Revenue
   2.1   Escambia County Health
         Facilities Revenue

* Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

www.prudential.com        (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                As of 8/31/00
             One         Five             Since
             Year        Years          Inception2
Class A      5.73%   31.36% (30.33%)   90.17% (80.13%)
Class B      5.46    29.09  (28.08)    38.57  (36.13)
Class C      5.20    27.49  (26.49)    37.46  (33.43)
Class Z      5.99         N/A          19.59  (19.36)
Lipper FL
Muni Debt
Fund Avg.3   4.86         27.53             ***


Average Annual Total Returns1                As of 9/30/00
          One        Five            Since
          Year       Years         Inception2
Class A   2.23%   4.73% (4.58%)   6.42% (5.83%)
Class B   0.13    4.84  (4.69)    5.35  (5.04)
Class C   2.82    4.53  (4.38)    4.31  (3.87)
Class Z   5.54        N/A         4.67  (4.62)

Distributions and Yields   As of 8/31/00

       Total Distributions   30-Day    Taxable Equivalent Yield4 at Tax Rates of
        Paid for 12 Months   SEC Yield            36%                39.6%
Class A      $0.51             4.61%             7.20%               7.63%
Class B      $0.48             4.50              7.03                7.45
Class C      $0.46             4.22              6.59                6.99
Class Z      $0.53             5.01              7.83                8.29

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 12/28/90; Class B,
8/1/94; Class C, 7/26/93; and Class Z, 12/6/96.

3 Lipper Average returns are for all funds in each share class for the one- and five-year periods in the Florida Municipal Debt Fund category. Single-state Municipal Debt funds limit their securities that are exempt from taxation in a specified state
(double tax exempt) or city (triple tax exempt).

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 83.93% for
Class A, 38.26% for Class B, 39.13% for Class C, and 16.42% for Class Z, based on all funds in each share class.

(LOGO)                     October 18, 2000

Dear Shareholder,
During our fiscal year ended August 31, 2000, share classes of the Prudential Municipal Series
Fund/Florida Series, without considering the initial sales charge, outperformed their benchmark
Lipper Average, which is not subject to sales charges. The Series performed well even though conditions in the municipal bond market were very volatile.

Municipal bond prices began to fall early in our fiscal year because the Federal Reserve repeatedly increased short-term interest rates to slow a rapidly expanding U.S. economy. However, higher interest rates and strong economic growth caused issuance of municipal bonds to decline at a time when many investors sought the tax-exempt income provided by these securities. This strong investor demand helped municipal bond prices end the 12 months higher.

Amid these shifting market conditions, Prudential's Municipal Bond sector team took advantage of changing investment opportunities. The team accomplished this by skillfully managing the risk that fluctuating interest rates could pose to the Series' securities, by evaluating bond issuers' ability to make timely principal and interest payments, and by identifying undervalued bonds.

We discuss developments in the municipal bond market and explain the Series' investments on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future investment needs.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund     Florida Series

Annual Report   August 31, 2000

Investment Adviser's Report

Municipal bonds gained amid volatile market conditions
Prices of municipal bonds went on a roller coaster ride during our fiscal year that began September 1, 1999. They ended the 12 months higher as investors hurriedly bought a shrinking supply of newly issued tax-exempt securities. Furthermore, prices of munis finished the 12 months higher on the belief that the Federal Reserve (the Fed) was nearly through with its latest round of increases in short-term interest rates.

The Fed raised short-term rates four times during our fiscal year out of concern that an overheated
U.S. economy might ignite higher inflation via rising consumer prices and accelerating wages. By lifting short-term rates, the Fed pushed borrowing costs higher for businesses and consumers, hoping it would slow economic growth to a more sustainable pace and keep inflationary pressures in check.

Timely duration moves
The trend toward higher short-term rates had initially led investors to require higher yields on municipal securities (and lower prices). In order to reduce our portfolio's sensitivity to the rise in interest rates, we lowered the Series' duration in the early autumn of 1999. (Duration measures how much a portfolio's bonds will fluctuate in price for a given change in interest rates. It is expressed in years.)

As the year 2000 began, we expected the Fed to continue tightening monetary policy. We also believed that further rate increases would ultimately be viewed as positive by the bond market because they would show the Fed's determination to fight inflation. With this in mind, we began to lengthen the Series' duration in January 2000, which enabled the Series to benefit more fully as prices of munis rallied later in the year. Our timely adjustments to the Series' duration was an important reason that, without considering sales charges, the Series' share classes outperformed their benchmark Lipper

Prudential Municipal Series Fund     Florida Series

Annual Report   August 31, 2000

Average, which is not subject to sales charges.

Municipal bonds beat stocks
The municipal bond rally picked up steam in the spring of 2000 after the Fed aggressively raised rates in mid-May. Data indicated that economic growth was moderating. This, in turn, fueled optimism that the Fed would not have to continue hiking rates during the remainder of 2000.
Consequently, many investors willingly paid higher prices for munis and accepted lower yields.

This strong demand for tax-exempt bonds helped the Lehman Municipal Bond Index to return 7.56% for the first eight months of 2000, compared with only
4.10% for the Standard & Poor's 500 Composite Stock
Price Index.

While investors scrambled to buy municipal bonds, the supply of newly issued tax-exempt securities dwindled. Many state and local governments accumulated such hefty cash reserves during the long U.S. economic expansion that their borrowing needs declined. This, in turn, led to decreased issuance of tax-exempt bonds. In addition, the supply of new munis due to refunding activity shrank because many state and local governments had already replaced higher-cost debt securities with lower-cost bonds to save on interest expenses.

Puerto Rico Bonds Enhanced Series' Returns
In Florida, the amount of newly issued tax-exempt bonds from August 31, 1999 to August 31, 2000 dropped 17%, compared with the same period a year earlier, according to Thomson Financial Securities
Data. As an alternative to Florida securities, some market participants, including us, turned to Puerto
Rico bonds, which are triple tax exempt in all 50 states. Not surprisingly, Puerto Rico bonds performed exceptionally well. The Series benefited from this trend since Puerto Rico general obligation bonds were its largest holding at the end of our fiscal year, accounting for 6.1% of its total investments.

www.prudential.com      (800) 225-1852

Another position that enhanced the Series' returns was bonds of Florida Municipal Power Agency issued for the Stanton II Project. The issuer offered to buy the bonds back at a very attractive price in an attempt to restructure their outstanding debt. We accepted the offer and booked a considerable profit by selling our bonds.

Looking Ahead
Several factors could keep the rally of municipal bond prices on track. As the Fed rate hikes work their way through the economy, economic growth could continue to moderate, allowing further declines in bond yields and gains in bond prices.
Even if the economic expansion does not slow enough to satisfy the Fed, the central bank may resume tightening monetary policy.

We also expect further gains in tax-exempt bond prices because demand for munis will likely continue to outpace supply for some time. We believe this imbalance will persist due to the aging population's higher preference for tax-exempt, fixed-income products, and the declining supply of long-term debt securities in general. In the near term, however, two risks to this bullish scenario are the proposals or policies that may come out of the U.S. Presidential election and the extent of price increases for energy.
Uncertainty about these factors may make investors somewhat reluctant to continue driving prices of tax-exempt securities higher. However, uncertainty could also make munis more attractive as a means to reduce risks in the context of a broader portfolio.

Prudential Municipal Series Fund Management Team

Prudential Municipal Series Fund     Florida Series

Annual Report   August 31, 2000

Financial
   Statements

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2000

                                       Moody's                               Principal
                                       Rating         Interest    Maturity   Amount         Value
Description (a)                        (Unaudited)    Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.3%
Alachua Cnty. Ind. Dev. Auth. Rev.,
 H.B. Fuller Co. Proj., A.M.T.         NR             7.75%       11/01/16   $    3,000     $ 3,064,890
Arbor Greene Cmnty. Dev. Dist.,
 Florida Assmt. Rev.                   NR             5.75        05/01/06          330         325,278
 Florida Assmt. Rev.                   NR             6.50        05/01/07          500         502,355
 Florida Assmt. Rev.                   NR             6.30        05/01/19          340         322,480
Bayside Impvt. Cmnty. Dev. Dist.,
 Florida Cap. Impvt. Rev., Ser. A      NR             6.30        05/01/18        1,000         945,000
Brevard Cnty. Edl. Facs. Auth. Rev.
 Ref., Florida Inst. of Tech.          BBB-(c)        6.875       11/01/22        1,500       1,553,445
Brevard Cnty. Sch. Brd. Ctfs. of
 Part., Ser. A, A.M.B.A.C.             Aaa            6.50        07/01/12        3,500(b)    3,697,575
Broward Cnty. Edl. Facs. Auth. Rev.,
 Nova Univ. Dorm. Proj., Ser. A        NR             7.50        04/01/17        1,500(b)    1,556,190
Broward Cnty. Hlth. Facs. Auth.,
 North Beach Hosp., M.B.I.A.           Aaa            6.75        08/15/06        1,000       1,040,530
Clay Cnty. Hsg. Fin. Auth. Rev.,
 Sngl. Fam. Mtge., Ser. A, A.M.T.,
 G.N.M.A.                              Aa1            7.45        09/01/23          375         385,035
Cocoa Wtr. & Swr. Rev. Ref.,
 F.G.I.C.                              Aaa            5.25        10/01/17        1,230       1,232,694
Dade Cnty. Aviation Dept. Rev.,
 Ser. B, A.M.T., M.B.I.A.              Aaa            6.00        10/01/24        1,500       1,561,260
Dade Cnty. Hlth. Facs. Auth. Rev.,
 Baptist Hosp. of Miami Proj.,
 Ser. A, E.T.M., M.B.I.A.              Aaa            6.75        05/01/08          500         545,775
Dade Cnty. Hsg. Fin. Auth. Rev.,
 Multi. Fam. Mtge., Golden Lakes
 Apts. Proj., Ser. A, A.M.T.           NR             6.05        11/01/39        1,000         960,910
 Sngl. Fam. Mtge., Ser. B, A.M.T.,
 G.N.M.A                               Aaa            7.25        09/01/23          285         291,438
 Sngl. Fam. Mtge., Ser. C, A.M.T.,
 G.N.M.A.                              Aaa            7.75        09/01/22          540         550,800
Dade Cnty. Prof. Sports Franchise
 Facs. Tax Rev., E.T.M., M.B.I.A.      Aaa            5.25        10/01/30        4,300       4,142,534
Duval Cnty. Hsg. Fin. Auth. Rev.,
 Sngl. Fam. Mtge., A.M.T., G.N.M.A.    AAA(c)         8.375       12/01/14          160         162,968

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                       Moody's                               Principal
                                       Rating         Interest    Maturity   Amount         Value
Description (a)                        (Unaudited)    Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Escambia Cnty. Hlth. Facs. Rev.,
 Florida Hlth. Care Facs. Loan,
 A.M.B.A.C.                            Aaa            5.95%       07/01/20   $    2,000     $ 2,090,380
Florida Hsg. Fin. Corp. Rev.,
 Cypress Trace Apts., Ser. G, A.M.T.   NR             6.60        07/01/38        1,220       1,157,548
 Westchase Apts., Ser. B, A.M.T.       NR             6.61        07/01/38        1,510       1,452,348
Florida St. Mun. Loan Council Rev.
 Cap. Apprec. Ser. A, M.B.I.A.,
 Gen. Oblig.                           AAA-(c)        Zero        04/01/22        1,520         447,169
 Cap. Apprec. Ser. A, M.B.I.A.,
 Gen. Oblig.                           AAA-(c)        Zero        04/01/23        1,520         421,602
 Cap. Apprec. Ser. A, M.B.I.A.,
 Gen. Oblig.                           AAA-(c)        Zero        04/01/24        1,520         397,404
Greater Orlando Aviation Rev. Auth.
 Facs., Orlando Arpt., A.M.T.,
 F.G.I.C.                              Aaa            5.25        10/01/23        2,000       1,902,380
Hillsborough Cnty. Ind. Dev. Auth.
 Poll. Ctrl. Rev., Tampa Elec.
 Proj.,
 Ser. 92                               Aa3            8.00        05/01/22        1,750       1,877,890
Indigo Cmty. Dev. Dist. Cap. Impvt.
 Rev. Ser. B                           NR             6.40        05/01/06        1,500       1,500,540
Jacksonville Elec. Auth. Rev.,
 Elec. Sys. Ser. A                     Aa2            6.00        10/01/30        1,000       1,030,480
 St. Johns Rvr. Pwr. Park Issue 2,
 Ser. 7                                Aa2            Zero        10/01/10        3,000       1,826,880
Jacksonville Hlth. Facs. Auth.
 Hosp. Rev., Nat'l. Ben. Assoc.        Baa1           7.00        12/01/22        1,825       1,842,027
 St. Lukes Hosp. Assoc. Proj.          AA+(c)         7.125       11/15/20        1,000       1,047,150
Jacksonville Swr. & Sld. Wste. Disp.
 Facs. Rev., Anheuser Busch Proj.,
 A.M.T.                                A1             5.875       02/01/36        1,000       1,011,970
Jacksonville Wtr. & Swr. Dev. Rev.,
 Suburban Utils., A.M.T.               A3             6.75        06/01/22        1,000       1,037,060
 United Wtr. Proj., A.M.T.,
 A.M.B.A.C.                            Aaa            6.35        08/01/25        1,500       1,588,710
Lakeland Elec. & Wtr. Rev.             A1             5.625       10/01/36        3,000(b)    3,223,500
Lee Cnty. Ind. Dev. Auth. Hlth.
 Care,
 Facs. Rev., Shell Point Proj., Ser.
 A                                     BBB-(c)        5.50        11/15/29        1,500       1,215,195
Leon Cnty. Hsg. Fin. Auth. Rev.,
 Sngl.
 Fam. Mtge., Ser. A, A.M.T.,
 G.N.M.A.                              Aaa            7.30        04/01/21          230         234,839

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                       Moody's                               Principal
                                       Rating         Interest    Maturity   Amount         Value
Description (a)                        (Unaudited)    Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Lexington Oaks Cmnty. Dev. Dist.
 Rev., Ser. B                          NR             6.70%       05/01/07   $    1,000     $ 1,012,180
Lynn Haven Cap. Impvt. Rev.,
 M.B.I.A.                              AAA-(c)        5.50        12/01/26        1,295       1,285,987
Martin Cnty. Ind. Dev. Auth. Rev.,
 Indiantown Cogen. Proj., Ser. A,
 A.M.T.                                Baa3           7.875       12/15/25        1,200       1,218,012
Maryland St. Hlth. and Higher Educ.
 Facs., Auth. Rev.                     Baa1           6.75        07/01/30          500         511,115
Massachusetts St. Turnpike Auth.
 Metropolitan Highway Sys., Rev.       Aaa            6.05        01/01/28        2,000         428,100
Miami Spec. Oblig., Admn. Bldg.
 Acquis. Proj., F.G.I.C.               Aaa            6.00        02/01/16        1,000       1,049,480
Miami-Dade Cnty. Ind. Dev. Auth.
 Rev., Facs., United Air Lines Inc.
 Proj.                                 Baa3           6.05        03/01/35        1,000       1,008,620
Miami-Dade Cnty. Prof. Sports Fac.
 Tax Cap. Apprec. Ref., M.B.I.A.       Aaa            Zero        10/01/16        2,650       1,107,303
Minnesota Ag. & Econ. Dev., Fairview
 Hlth. Care Sys., Ser. A               A2             6.375       11/15/22        1,380       1,416,529
Mirimar Wste. Wtr. Impvt. Assmt.
 Rev., F.G.I.C.                        Aaa            6.75        10/01/16        1,590(b)    1,740,875
Oakstead Cmnty. Dev. Dist. Cap.
 Impvt., Ser. B                        NR             6.50        05/01/07        1,000         995,090
Okaloosa Cnty. Cap. Impvt. Rev.,
 M.B.I.A.                              Aaa            Zero        12/01/06          450         332,721
Orange Cnty. Hlth. Facs. Auth. Rev.,
 Adventist Hlth. Sys.,                 Baa1           6.375       11/15/20        1,000         992,030
Orange Cnty. Hsg. Fin. Auth. Mtge.
 Rev., Ser. A, A.M.T., G.N.M.A.        AAA(c)         7.375       09/01/24          420         433,852
Orange Cnty. Hsg. Fin. Auth. Rev.,
 Multi. Fam. Ashley Point Apts.,
 Ser. A, A.M.T.                        BBB+(c)        6.85        10/01/16        1,200       1,209,588
 Multi. Fam. Ashley Point Apts.,
 Ser. A, A.M.T.                        BBB+(c)        7.10        10/01/24          855         861,643
Orlando Util. Comm., Wtr. & Elec.
 Rev., Ser. D                          Aa2            6.75        10/01/17        2,200       2,546,412

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                       Moody's                               Principal
                                       Rating         Interest    Maturity   Amount         Value
Description (a)                        (Unaudited)    Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Palm Beach Cnty. Hlth. Facs. Auth.
 Rev.,
 Abbey Delray South Proj.              BBB(c)         5.50%       10/01/11   $      750     $   706,087
 Good Samaritan Hlth. Sys.             Aaa            6.30        10/01/22        1,000(b)    1,070,170
Palm Beach Cnty. Hsg. Fin. Multi.
 Fam. Auth. Rev., Windsor Pk. Apts.,
 Ser. A, A.M.T., M.B.I.A.              AAA-(c)        5.80        12/01/28        1,000         994,390
Pensacola Hlth. Facs. Auth. Rev.,
 Daughters of Charity, M.B.I.A.        Aaa            5.25        01/01/11        1,600(b)    1,646,672
Polk Cnty. Ind. Dev. Auth., Sld.
 Wste. Disp. Fac. Rev.,
 Tampa Elec. Co. Proj., A.M.T.         Aa2            5.85        12/01/31        1,000       1,017,100
Puerto Rico Comnwlth.,
 Cap. Apprec. Ref. Pub. Impvt., Gen.
 Oblig.                                Baa1           Zero        07/01/15        1,955         901,138
 Cap. Apprec. Ref. Pub. Impvt., Gen.
 Oblig.                                Baa1           Zero        07/01/16        2,500       1,081,975
 Cap. Apprec. Ref. Pub. Impvt., Gen.
 Oblig.                                Baa1           Zero        07/01/17        5,300       2,154,344
 Rites-Pennsylvania 642B, M.B.I.A.,
 Gen. Oblig.                           NR             7.496       07/01/12        1,500       1,760,505
Puerto Rico Ind. Tourist Educ.,
 Cogen Facs. Proj., A.M.T.             Baa2           6.625       06/01/26        1,500       1,563,645
Puerto Rico Pub. Bldgs. Auth. Rev.
 Gtd., Gov. Fac. Ser. B, F.S.A.        AAA-(c)        5.25        07/01/21        1,915       1,893,341
Puerto Rico Tel. Auth. Rev., Ser. I,
 M.B.I.A., R.I.B.S.                    Aaa            6.763       01/16/15        2,250(d)(b)   2,387,812
Seacoast Util. Auth. Wtr. & Swr.
 Util., Sys. Rev., F.G.I.C.            Aaa            5.50        03/01/16        2,000       2,067,620
St. Petersburg Hlth. Facs. Auth.
 Rev., Allegheny Hlth. Proj.,
 M.B.I.A.                              Aaa            7.00        12/01/15        1,000(b)    1,048,000
Sunrise Pub. Facs. Rev. Cap.
 Apprec., Ser. B, M.B.I.A.             Aaa            Zero        10/01/20        1,120         365,232
Sunrise Util. Sys. Rev., Ref.,
 A.M.B.A.C.                            Aaa            5.50        10/01/18        2,000       2,055,460
Tampa Gtd. Entitlement Rev.,
 A.M.B.A.C.                            Aaa            7.05        10/01/07        2,000       2,092,660

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                       Moody's                               Principal
                                       Rating         Interest    Maturity   Amount         Value
Description (a)                        (Unaudited)    Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Tampa Sports Auth. Rev.,
 Tampa Bay Arena Proj., M.B.I.A.       Aaa            5.75%       10/01/25   $    1,000     $ 1,051,980
 Tampa Bay Arena Proj., M.B.I.A.       Aaa            5.75        10/01/20        1,000       1,053,890
Virgin Islands Pub. Fin. Auth. Rev.,
 Gross Rcpts. Taxes Loan, Ser. A       BBB-(c)        6.50        10/01/24          500         517,945
Vista Lakes Cmnty. Dev. Dist. Cap.
 Impvt., Rev.                          NR             6.35        05/01/05        1,000       1,001,890
Volusia Cnty. Edl. Fac. Auth. Rev.,
 Embry Riddle Univ., Aero. A           AAA(c)         6.625       10/15/22        1,000(b)    1,064,470
                                                                                            -----------
Total Investments  98.3%
 (cost $92,909,044; Note 4)                                                                  95,792,092
                                                                                            -----------
Other assets in excess of
 liabilities  1.7%                                                                            1,703,023
                                                                                            -----------
Net Assets  100%                                                                            $97,495,115
                                                                                            -----------
                                                                                            -----------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    R.I.B.S.--Residual Interest Bonds.
(b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund     Florida Series
             Statement of Assets and Liabilities

                                                                   August 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $92,909,044)                             $95,792,092
Interest receivable                                                    1,644,312
Receivable for investment sold                                         1,050,021
Receivable for Series shares sold                                        105,315
Unrealized appreciation on swap                                           28,779
Other assets                                                               2,420
                                                                   ---------------
      Total assets                                                    98,622,939
                                                                   ---------------
LIABILITIES
Bank overdraft                                                           652,786
Payable for Series shares reacquired                                     297,340
Dividends payable                                                         52,002
Accrued expenses                                                          50,421
Management fee payable                                                    41,319
Distribution fee payable                                                  27,702
Deferred trustees' fees                                                    6,254
                                                                   ---------------
      Total liabilities                                                1,127,824
                                                                   ---------------
NET ASSETS                                                           $97,495,115
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $    95,335
   Paid-in capital in excess of par                                   95,443,949
                                                                   ---------------
                                                                      95,539,284
   Accumulated net realized loss on investments                         (955,996)
   Net unrealized appreciation on investments                          2,911,827
                                                                   ---------------
Net assets, August 31, 2000                                          $97,495,115
                                                                   ---------------
                                                                   ---------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Statement of Assets and Liabilities Cont'd.

                                                                   August 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($68,701,116 / 6,718,054 shares of beneficial interest
      issued and outstanding)                                              $10.23
   Maximum sales charge (3% of offering price)                                .32
                                                                   ---------------
   Maximum offering price to public                                        $10.55
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($22,875,029 / 2,236,700 shares of beneficial
      interest issued and outstanding)                                     $10.23
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share
      ($5,456,222 / 533,506 shares of beneficial interest issued
      and outstanding)                                                     $10.23
   Sales charge (1% of offering price)                                        .10
                                                                   ---------------
   Offering price to public                                                $10.33
                                                                   ---------------
                                                                   ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($462,748 / 45,267 shares of beneficial interest issued
      and outstanding)                                                     $10.22
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund     Florida Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 6,065,696
                                                                   ---------------
Expenses
   Management fee                                                        502,329
   Distribution fee--Class A                                             177,706
   Distribution fee--Class B                                             115,957
   Distribution fee--Class C                                              44,140
   Custodian's fees and expenses                                          80,000
   Reports to shareholders                                                46,000
   Transfer agent's fees and expenses                                     28,000
   Registration fees                                                      37,000
   Legal fees and expenses                                                14,000
   Audit fees                                                             10,000
   Trustees' fees and expenses                                             8,000
   Miscellaneous                                                           4,280
                                                                   ---------------
      Total expenses                                                   1,067,412
   Custodian fee credit                                                     (636)
                                                                   ---------------
   Net expenses                                                        1,066,776
                                                                   ---------------
Net investment income                                                  4,998,920
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                              (936,600)
   Financial futures transactions                                         81,614
                                                                   ---------------
                                                                        (854,986)
                                                                   ---------------
Net change in unrealized appreciation on:
   Investments                                                         1,034,298
   Swaps                                                                  28,779
                                                                   ---------------
Net change in unrealized appreciation                                  1,063,077
                                                                   ---------------
Net gain on investments                                                  208,091
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 5,207,011
                                                                   ---------------
                                                                   ---------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                    -----------------------------
                                                        2000             1999
---------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment income                            $   4,998,920    $  5,424,084
   Net realized gain (loss) on investment
      transactions                                       (854,986)        447,190
   Net change in unrealized appreciation
      (depreciation) of investments                     1,063,077      (6,574,512)
                                                    -------------    ------------
   Net increase (decrease) in net assets
      resulting from operations                         5,207,011        (703,238)
                                                    -------------    ------------
Dividends and Distributions (Note 1):
   Dividends from net investment income
      Class A                                          (3,597,698)     (4,002,478)
      Class B                                          (1,116,649)     (1,091,852)
      Class C                                            (268,305)       (309,399)
      Class Z                                             (16,268)        (20,355)
                                                    -------------    ------------
                                                       (4,998,920)     (5,424,084)
                                                    -------------    ------------
   Distributions in excess of net investment
      income
      Class A                                                  --          (8,316)
      Class B                                                  --          (2,283)
      Class C                                                  --            (710)
      Class Z                                                  --             (45)
                                                    -------------    ------------
                                                               --         (11,354)
                                                    -------------    ------------
   Distributions from net realized gains
      Class A                                                  --          (8,316)
      Class B                                                  --          (2,283)
      Class C                                                  --            (710)
      Class Z                                                  --             (46)
                                                    -------------    ------------
                                                               --         (11,355)
                                                    -------------    ------------
Series share transactions (net of share
   conversions)
   (Note 5):
   Net proceeds from shares sold                       11,228,470      13,296,170
   Net asset value of shares issued in
      reinvestment of dividends and distributions       2,239,613       2,387,979
   Cost of shares reacquired                          (25,414,666)    (19,003,105)
                                                    -------------    ------------
   Net decrease in net assets from Series share
      transactions                                    (11,946,583)     (3,318,956)
                                                    -------------    ------------
Total decrease                                        (11,738,492)     (9,468,987)
NET ASSETS
Beginning of year                                     109,233,607     118,702,594
                                                    -------------    ------------
End of year                                         $  97,495,115    $109,233,607
                                                    -------------    ------------
                                                    -------------    ------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements

      Prudential Municipal Series Fund, (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Florida Series (the 'Series') commenced investment operations on December 28, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or
    16

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. When a Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When a Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether a Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result a Series bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Series may enter into interest rate swaps. In
a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.
                                                                          17

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series basis in the contract, if any.

      The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
    18

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 2000.
                                                                          19

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

      PIMS has advised the Series that they have received approximately $16,200 and $100 in front-end sales charges resulting from sales of Class A and C shares, respectively during the year ended August 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2000, they received approximately $77,200 and $300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $25,000 for the services of PMFS. As of August 31, 2000, approximately $1,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2000 were $40,921,468 and $52,871,191, respectively.

      The cost basis of investments for federal income tax purposes at August 31, 2000 was $92,910,295 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $2,881,797 (gross unrealized appreciation--$4,081,136 gross unrealized depreciation--$1,199,339).
    20

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

      The Series elected, for United States federal income tax purposes, to treat capital losses of $821,000 incurred in the ten months ended August 31, 2000 as having been incurred in the current fiscal year.

      For federal income tax purposes, the Series had a capital loss carryforward as of August 31, 2000 of approximately $135,000 which expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such capital loss carryforward.

      The Fund entered into interest rate swap agreements. Under the agreements the Fund receives the excess, if any, of a floating rate over a fixed rate. The Fund paid a transaction fee for the agreements. Details of the swaps at August 31, 2000 are as follows:

                               Notional                                                             Unrealized
                               Amount          Fixed      Floating      Open      Termination      Appreciation
Type         Counterparty      (000)           Rate         Rate        Date         Date         (Depreciation)
---------    ---------------   ---------     ---------    --------    --------    -----------     ---------------
Interest                                                  3 month
 rate        Morgan Stanley     $ 2,000      5.25%         LIBOR      6/27/00        12/29/10        $  28,779

Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
                                                                          21

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest for the year ended August 31, 2000 and August 31, 1999 were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      703,618    $  7,017,315
Shares issued in reinvestment of dividends                       162,746       1,622,887
Shares reacquired                                             (1,861,628)    (18,551,269)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (995,264)     (9,911,067)
Shares issued upon conversion from Class B                       107,510       1,075,123
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (887,754)   $ (8,835,944)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      459,241    $  4,897,168
Shares issued in reinvestment of dividends                       166,808       1,765,475
Shares reacquired                                             (1,315,210)    (13,931,649)
                                                              ----------    ------------
Net decrease in shares outstanding before conversion            (689,161)     (7,269,006)
Shares issued upon conversion from
  Class B                                                         94,743       1,008,731
                                                              ----------    ------------
Net decrease in shares outstanding                              (594,418)   $ (6,260,275)
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                      380,094    $  3,773,316
Shares issued in reinvestment of dividends                        44,997         448,789
Shares reacquired                                               (500,627)     (4,967,810)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     (75,536)       (745,705)
Shares reacquired upon conversion into Class A                  (107,510)     (1,075,123)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (183,046)   $ (1,820,828)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      665,024    $  7,087,108
Shares issued in reinvestment of dividends                        41,768         441,754
Shares reacquired                                               (311,472)     (3,295,872)
                                                              ----------    ------------
Net increase in shares outstanding before conversion             395,320       4,232,990
Shares reacquired upon conversion into Class A                   (94,763)     (1,008,731)
                                                              ----------    ------------
Net increase in shares outstanding                               300,557    $  3,224,259
                                                              ----------    ------------
                                                              ----------    ------------

    22

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       12,865    $    126,949
Shares issued in reinvestment of dividends                        15,441         153,989
Shares reacquired                                               (166,189)     (1,652,877)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (137,883)   $ (1,371,939)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                       57,676    $    610,380
Shares issued in reinvestment of dividends                        15,461         163,559
Shares reacquired                                               (102,072)     (1,072,067)
                                                              ----------    ------------
Net decrease in shares outstanding                               (28,935)   $   (298,128)
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                       30,977    $    310,890
Shares issued in reinvestment of dividends                         1,396          13,948
Shares reacquired                                                (24,170)       (242,710)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                      8,203    $     82,128
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                       66,050    $    701,514
Shares issued in reinvestment of dividends                         1,623          17,191
Shares reacquired                                                (66,254)       (703,517)
                                                              ----------    ------------
Net increase in shares outstanding                                 1,419    $     15,188
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights

                                                                       Class A
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.18
                                                                   ---------------
Income from investment operations
Net investment income                                                      .51
Net realized and unrealized gain (loss) on investment
transactions                                                               .05
                                                                   ---------------
      Total from investment operations                                     .56
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.51)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                   ---------------
      Total distributions                                                 (.51)
                                                                   ---------------
Net asset value, end of year                                           $ 10.23
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          5.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $68,701
Average net assets (000)                                               $71,083
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                                 .98%
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                 .73%
   Net investment income                                                  5.06%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  41%

------------------------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    24                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  10.74             $  10.41             $  10.11             $  10.06
    --------             --------             --------         ----------------
         .50                  .52                  .54(a)               .57(a)
        (.56)                 .33                  .31                  .05
    --------             --------             --------         ----------------
        (.06)                 .85                  .85                  .62
    --------             --------             --------         ----------------
        (.50)                (.52)                (.54)                (.57)
          --(c)                --                 (.01)                  --
          --(c)                --                   --                   --
    --------             --------             --------         ----------------
        (.50)                (.52)                (.55)                (.57)
    --------             --------             --------         ----------------
    $  10.18             $  10.74             $  10.41             $  10.11
    --------             --------             --------         ----------------
    --------             --------             --------         ----------------
        (.61)%               8.34%                8.65%                6.20%
    $ 77,398             $ 88,045             $ 92,579             $101,999
    $ 84,810             $ 90,437             $ 97,700             $112,266
         .89%                 .80%                 .57%(a)              .37%(a)
         .69%                 .70%                 .47%(a)              .27%(a)
        4.72%                4.89%                5.32%(a)             5.56%(a)
          13%                  35%                  22%                  68%

    See Notes to Financial Statements                                     25

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.18
                                                                   ---------------
Income from investment operations
Net investment income                                                      .48
Net realized and unrealized gain (loss) on investment
transactions                                                               .05
                                                                   ---------------
      Total from investment operations                                     .53
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.48)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                   ---------------
      Total distributions                                                 (.48)
                                                                   ---------------
Net asset value, end of year                                           $ 10.23
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          5.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $22,875
Average net assets (000)                                               $23,191
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                                1.23%
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                 .73%
   Net investment income                                                  4.81%

------------------------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    26                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  10.74             $  10.41             $  10.11             $  10.06
    --------             --------             --------             --------
         .47                  .48                  .50(a)               .53(a)
        (.56)                 .33                  .31                  .05
    --------             --------             --------             --------
        (.09)                 .81                  .81                  .58
    --------             --------             --------             --------
        (.47)                (.48)                (.50)                (.53)
          --(c)                --                 (.01)                  --
          --(c)                --                   --                   --
    --------             --------             --------             --------
        (.47)                (.48)                (.51)                (.53)
    --------             --------             --------             --------
    $  10.18             $  10.74             $  10.41             $  10.11
    --------             --------             --------             --------
    --------             --------             --------             --------
        (.91)%               7.91%                8.22%                5.79%
    $ 24,626             $ 22,755             $ 18,820             $ 14,699
    $ 24,665             $ 21,154             $ 17,565             $ 12,570
        1.19%                1.20%                 .97%(a)              .77%(a)
         .69%                 .70%                 .47%(a)              .27%(a)
        4.43%                4.49%                4.92%(a)             5.16%(a)

    See Notes to Financial Statements                                     27

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.18
                                                                       -------
Income from investment operations
Net investment income                                                      .46
Net realized and unrealized gain (loss) on investment
transactions                                                               .05
                                                                       -------
      Total from investment operations                                     .51
                                                                       -------
Less distributions
Dividends from net investment income                                      (.46)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                       -------
      Total distributions                                                 (.46)
                                                                       -------
Net asset value, end of year                                           $ 10.23
                                                                       -------
                                                                       -------
TOTAL RETURN(b):                                                          5.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 5,456
Average net assets (000)                                               $ 5,885
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                                1.48%
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                 .73%
   Net investment income                                                  4.56%

------------------------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
     $10.74               $10.41               $10.11               $10.06
    -------              -------              -------              -------
        .44                  .45                  .48(a)               .50(a)
       (.56)                 .33                  .31                  .05
    -------              -------              -------              -------
       (.12)                 .78                  .79                  .55
    -------              -------              -------              -------
       (.44)                (.45)                (.48)                (.50)
         --(c)                --                 (.01)                  --
         --(c)                --                   --                   --
    -------              -------              -------              -------
       (.44)                (.45)                (.49)                (.50)
    -------              -------              -------              -------
     $10.18               $10.74               $10.41               $10.11
    -------              -------              -------              -------
    -------              -------              -------              -------
      (1.16)%               7.64%                7.95%                5.52%
     $6,833               $7,520               $7,336               $7,792
     $7,420               $7,325               $7,575               $8,293
       1.44%                1.45%                1.22%(a)             1.02%(a)
        .69%                 .70%                 .47%(a)              .27%(a)
       4.17%                4.24%                4.67%(a)             4.91%(a)

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $ 10.17
                                                                       -------
Income from investment operations
Net investment income                                                      .53
Net realized and unrealized gain (loss) on investment
transactions                                                               .05
                                                                       -------
      Total from investment operations                                     .58
                                                                       -------
Less distributions
Dividends from net investment income                                      (.53)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                       -------
      Total distributions                                                 (.53)
                                                                       -------
Net asset value, end of period                                         $ 10.22
                                                                       -------
                                                                       -------
TOTAL RETURN(b):                                                          5.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $   463
Average net assets (000)                                               $   307
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                                 .73%
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                 .73%
   Net investment income                                                  5.31%

------------------------------
(a) Net of expense subsidy and fee waiver.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
(e) Less than $.005 per share.
    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                        Class Z
---------------------------------------------------------------------------------------
          Year Ended August 31,                          September 18, 1996(d)
------------------------------------------                 through August 31,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
     $10.73                    $10.41                            $10.36
    -------                   -------                           -------
        .52                       .53                               .41(a)
       (.56)                      .32                               .06
    -------                   -------                           -------
       (.04)                      .85                               .47
    -------                   -------                           -------
       (.52)                     (.53)                             (.41)
         --(e)                     --                              (.01)
         --(e)                     --                                --
    -------                   -------                           -------
       (.52)                     (.53)                             (.42)
    -------                   -------                           -------
     $10.17                    $10.73                            $10.41
    -------                   -------                           -------
    -------                   -------                           -------
       (.42)%                    8.34%                             4.57%
     $  377                    $  383                            $   94
     $  413                    $  373                            $   36
        .69%                      .70%                              .47%(a)(c)
        .69%                      .70%                              .47%(a)(c)
       4.93%                     4.99%                             5.48%(a)(c)

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund     Florida Series
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Municipal Series Fund, Florida Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Florida Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000
    32

       Prudential Municipal Series Fund     Florida Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income of $.51 per Class A share, $.48 per Class B share, $.46 per Class C share and $.53 per Class Z share were all federally tax-exempt interest dividends.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
                                                                          33

Prudential Municipal Series Fund     Florida Series
Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year   Five Years   Ten Years   Since Inception
With Sales
 Charge        2.56%    4.97% (4.80%)    N/A       6.53% (5.94%)
Without Sales
 Charge        5.73%    5.61% (5.44%)    N/A       6.87% (6.27%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/Florida Series (Class A shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in December 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 3% was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series.

The Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com        (800) 225-1852
Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year   Five Years    Ten Years   Since Inception
With Sales
 Charge         0.46%    5.08% (4.91%)    N/A       5.51% (5.20%)
Without Sales
 Charge         5.46%    5.24% (5.07%)    N/A       5.51% (5.20%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Florida Series
(Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1994 for Class B shares.
For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge of 5%, 4%, 3%, 2%, 1%, and 1% for six years, was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund.
The securities that comprise the Index may differ substantially from the securities in the Series.
The Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund     Florida Series
Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year    Five Years   Ten Years   Since Inception
With Sales
 Charge        3.15%     4.77% (4.60%)   N/A       4.44% (4.00%)
Without Sales
 Charge        5.20%     4.98% (4.81%)   N/A       4.58% (4.15%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/Florida Series (Class C shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in July 1993 for Class C shares.
For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 1% was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge of 1% for 18 months was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2000; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com              (800) 225-1852
Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year   Five Years   Ten Years   Since Inception
With Sales
 Charge         5.99%       N/A          N/A       4.91% (4.85%)
Without Sales
 Charge         5.99%       N/A          N/A       4.91% (4.85%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/Florida Series (Class Z shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in December 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols   NASDAQ    CUSIP
     Class A   PFLAX   74435M507
     Class B   PFABX   74435M606
     Class C   PFLCX   74435M614
     Class Z   PFLZX   74435M424

MF148E

(ICON)   Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
Massachusetts Series

Fund Type  Municipal Bond

Objective Maximize current income that is exempt from Massachusetts State and federal income taxes, consistent with the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Municipal Series Fund/Massachusetts
Series' investment objective is to maximize current income that is exempt from Massachusetts state and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of total investments as of 8/31/00

59.2%  Revenue Bonds
20.0   Prerefunded
15.2   General Obligation Bonds
 4.7   Miscellaneous
 0.9   Cash Equivalents

Credit Quality

Expressed as a percentage of total investments as of 8/31/00

16.4%  AAA
13.1   AA
 3.7   A
24.4   BBB
 1.5   BB
40.0   Insured
 0.9   Short-term

Ten Largest Issuers

Expressed as a percentage of
net assets as of 8/31/00

6.6%  Massachusetts St.
      General Obligation
5.6   Massachusetts St.
      Port Authority Revenue
5.4   Massachusetts St.
      Turnpike Authority
4.4   Massachusetts St.
      Hlth. & Edl.--Faulkner Hospital*
4.4   Massachusetts St.
      Water Pollution Abatement
4.3   Boston Massachusetts Ind. Dev.
      Financial Authority
4.2   Massachusetts St.
      Hlth. & Edl.--Beth Israel Hospital
4.0   Massachusetts St.
      Hlth. & Edl.--Jordan Hospital*
4.0   Massachusetts Bay Transportation
      Authority Rev.
4.0   Puerto Rico Commonwealth

*Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

           www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns1       As of 8/31/00

                    One            Five            Ten             Since
                    Year           Years          Years          Inception2
Class A             4.82%     26.67% (26.44)  91.13% (90.79)    93.82% (93.47)
Class B             4.65      24.58  (24.35)  83.96  (83.63)   192.76  (182.71)
Class C             4.40      23.05  (22.83)       N/A          32.25  (32.01)
Class Z             5.08           N/A             N/A          17.48  (17.37)
Lipper MA Muni
Debt Fund Avg.3     5.15          27.43           93.38               ***

Average Annual Total Returns1           As of 9/30/00

                    One            Five            Ten             Since
                    Year           Years          Years          Inception2
Class A             1.35%       4.01% (3.97)   6.37% (6.35)      6.03% (6.01)
Class B            -0.75        4.11  (4.08)   6.28  (6.26)      6.90  (6.62)
Class C             1.98        3.82  (3.78)       N/A           4.36  (4.33)
Class Z             4.75            N/A            N/A           4.17  (4.15)

Distributions and Yields                       As of 8/31/00
         Total Distributions     30-Day   Taxable Equivalent Yield4 at Tax Rates of
          Paid for 12 Months   SEC Yield         36%              39.6%
Class A        $0.53             4.28%         7.11%              7.53%
Class B        $0.50             4.22          7.01               7.43
Class C        $0.48             3.99          6.63               7.02
Class Z        $0.56             4.67          7.76               8.22

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B,
9/25/84; Class C, 8/1/94; and Class Z, 12/6/96.

3 Lipper Average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Massachusetts Municipal Debt Fund category. Single-state Municipal Debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are  98.27% for
Class A, 226.85% for Class B, 38.06% for Class C,
and 16.50% for Class Z, based on all funds in each
share class.
                                                1

(LOGO)                           October 18, 2000

DEAR SHAREHOLDER,
The tax-exempt bond market was very volatile during our fiscal year that ended August 31, 2000.
Municipal bond prices began to fall early in the period because the Federal Reserve (the Fed) repeatedly increased short-term interest rates to slow a rapidly expanding U.S. economy. However, higher interest rates and strong economic growth caused issuance of municipal bonds to decline at a time when many investors sought the tax-exempt income provided by these securities. This strong investor demand helped municipal bond prices end the 12 months higher.

While many of the bonds held by the Prudential
Municipal Series Fund/Massachusetts Series gained in value, one of its holdings performed poorly.
Losses on these bonds detracted from the Series' returns. Without considering the initial sales charge, the Series' share classes underperformed their benchmark Lipper Average, which is not subject to sales charges. We discuss developments in the municipal bond market and explain the Series' investments on the following pages.

Proposed merger
A proposal to merge the Massachusetts Series into the National Municipal Fund will be put to a shareholder vote at a special shareholder meeting scheduled for December 7, 2000. For information regarding this proposal, please refer to the enclosed materials.

As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future investment needs.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund    Massachusetts Series

      Annual Report      August 31, 2000

Investment Adviser's Report

Municipal bonds gained amid volatile market conditions
Prices of municipal bonds went on a roller coaster ride during our fiscal year that began September 1, 1999. They ended the 12 months higher as investors hurriedly bought a shrinking supply of newly issued tax-exempt securities. Furthermore, prices of munis finished the 12 months higher on the belief that the Federal Reserve was nearly through with its latest round of increases in short-term interest rates.

The Fed raised short-term rates four times during our fiscal year out of concern that an overheated
U.S. economy might ignite higher inflation via rising consumer prices and accelerating wages. By lifting short-term rates, the Fed pushed borrowing costs higher for businesses and consumers, hoping it would slow economic growth to a more sustainable pace and help check inflationary pressures.

Timely duration moves
The trend toward higher short-term rates had initially led investors to require higher yields on municipal securities (and lower prices). In order to reduce our portfolio's sensitivity to the rise in interest rates, we lowered the Series' duration in early autumn of 1999. (Duration measures how much a portfolio's bonds will fluctuate in price for a given change in interest rates. It is expressed in years.)

As the year 2000 began, we expected the Fed to continue tightening monetary policy. We also believed that further rate increases would ultimately be viewed as positive by the bond market because they would show the Fed's determination to fight inflation. With this in mind, we began to lengthen the Series' duration in January 2000, which enabled the Series to benefit more fully as prices of munis gained later in the year.

Prudential Municipal Series Fund    Massachusetts Series

           Annual Report      August 31, 2000

The municipal bond rally picked up steam in the spring of 2000 after the Fed aggressively raised rates in mid-May. Data indicated that economic growth was moderating. This, in turn, fueled optimism that the Fed would not have to continue hiking rates during the remainder of 2000.
Consequently, many investors willingly paid higher prices for munis and accepted lower yields.

While investors scrambled to buy municipal bonds, the supply of newly issued munis dwindled. Many state and local governments accumulated such hefty cash reserves during the long U.S. economic expansion that their borrowing needs declined, which led to decreased issuance of tax-exempt bonds. In addition, the supply of new issues due to refunding activity shrank because many state and local governments had already replaced higher-cost debt securities with lower-cost bonds to save on interest expenses. This supply/demand imbalance also helped boost municipal bond prices.

Bradford College bonds hurt Series' returns
By contrast, we own bonds backed by Bradford
College whose prices declined sharply because the college shut its doors at the end of its spring semester in 2000. While the college continues to make its debt payments on the bonds, it is expected that the sale of the campus facilities will be necessary in order for the college to continue meeting its debt obligations. (The campus is currently being marketed.) Standard & Poor's
Corporation downgraded its rating of the bonds to CCC, which indicates there is substantial credit risk. Losses suffered on these bonds were a key reason that the Series share classes, without considering the initial sales charge, underperformed their benchmark Lipper Average, which is not subject to sales charges. On the other hand, the Series also owns bonds backed by Harvard
University that are rated AAA because of Harvard's strong financial standing. These bonds gained in value as prices of munis generally moved higher.

Prudential Municipal Series Fund Management Team

       Prudential Municipal Series Fund      Massachusetts Series
             Portfolio of Investments as of August 31, 2000

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
-------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.4%
Boston Massachusetts Ind. Dev.
 Fin. Auth., Swr. Fac. Rev.,
 Harbor Elec. Energy Co. Proj.,
 A.M.T.                               Baa1             7.375%      05/15/15   $    1,500     $ 1,541,565
Brockton Massachusetts, Gen. Oblig.   Aa3              6.125       06/15/18        1,030       1,057,985
Holyoke Massachusetts, Gen. Oblig.,
 School Proj., M.B.I.A.               Aaa              8.10        06/15/05          700(e)      764,820
Lowell Massachusetts, Gen. Oblig.     Aaa              7.625       02/15/10          750(e)      783,457
Lynn Mass. Wtr. & Swr. Comn.,
 Gen. Rev., Ser. A, M.B.I.A.          Aaa              7.25        12/01/10          850(e)      872,967
Mass. Bay Trans. Auth. Rev.,
 Assmnt., Ser. A                      Aa1              5.25        07/01/30          750         712,088
Mass. Bay Trans. Auth., Gen.
 Trans. Sys., Ser. A. M.B.I.A.        Aaa              5.50        03/01/15          700         722,645
Mass. St. College Bldg. Auth. Proj.
 Rev., Ser. A, M.B.I.A.               Aaa              Zero        05/01/22        2,250         667,193
Mass. St. Dev. Fin. Agy. Rev.,
 Concord-Assabet Family Svcs.         Ba2              6.00        11/01/28          750(f)      550,477
 Higher Ed. Smith College,            Aa1              5.75        07/01/29          500         508,425
Mass. St. Gen. Oblig.,
 Ser. A, A.M.B.A.C.                   Aaa              5.00        07/01/12        1,000       1,006,150
 Ser. C, F.G.I.C.                     Aaa              6.00        08/01/09        1,250       1,371,975
Mass. St. Hlth. & Edl. Facs. Auth.
 Harvard University, Ser. W           Aaa              6.00        07/01/35          500         529,920
 Ser. A, F.G.I.C.                     Aaa              5.875       10/01/29          500         513,290
 Beth Israel Hospital, A.M.B.A.C.     Aaa              7.437(d)    07/01/25        1,500       1,518,750
 Dana Farber Cancer Proj.,
 Ser. G-1                             A1               6.25        12/01/22          625         626,369
 Faulkner Hospital, Ser. C            Baa1             6.00        07/01/23        1,500(e)    1,582,680
 Holyoke Hospital, Ser. B             Baa3             6.50        07/01/15          550         510,934
 Jordan Hospital, Ser. C              BBB+(c)          6.875       10/01/22        1,350(e)    1,436,926
 Med. Academic & Scientific
 Co., Ser. A                          BBB-(c)          6.625       01/01/15        1,000       1,014,880
 Simmons College Ser. D, A.M.B.A.C.   Aaa              6.05        10/01/20        1,000       1,059,620
 Valley Regional Hlth. Sys.,
 Ser. C                               AAA(c)           7.00        07/01/10          825         957,437
 Winchester Hospital, Ser. D          AAA(c)           5.75        07/01/24        1,000         999,910

    See Notes to Financial Statements                                      5

       Prudential Municipal Series Fund      Massachusetts Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
-------------------------------------------------------------------------------------------------------------
Mass. St. Ind. Fin. Agcy. Rev.,
 Bradford College                     CCC(c)           5.625%      11/01/28   $    1,000     $   819,700
 Cambridge Friends School             BBB(c)           5.80        09/01/28          700         651,280
 Phillips Academy                     Aaa              5.375       09/01/23        1,000         976,150
Mass. St. Port Auth. Rev.,
 Ser. 1999A                           Baa3             5.75        10/01/29          600         597,210
 Ser. B, A.M.T.                       Aa3              5.00        07/01/18        1,000         932,790
 Ser. D, A.M.T.                       Aa3              6.25        07/01/17        1,000       1,069,820
Mass. St. Tpk. Auth., Met. Hwy.
 Sys. Rev.,
 Ser. C, M.B.I.A.                     Aaa              Zero        01/01/17        2,000         820,520
 Ser. A, A.M.B.A.C.                   Aaa              5.00        01/01/39          750         671,708
 Ser. A, M.B.I.A.                     Aaa              Zero        01/01/28        2,000         428,100
Mass. St. Water Poll. Abatement
 Trust Rev., Ser. 5                   Aaa              5.50        08/01/29          500         492,855
 Trust Rev., Ser. A                   Aa3              6.375       02/01/15        1,000       1,066,370
Mass. St. Water Res. Auth. Rev.,
 Ser. B, M.B.I.A.                     Aaa              6.25        12/01/11          500         560,100
 Ser. D, M.B.I.A.                     Aaa              6.00        08/01/13          500         546,135
Plymouth County Mass Corr. Facs.
 Cert. of Part., Ser.A                Aaa              7.00        04/01/22          500(e)      535,755
Puerto Rico Commonwealth
 Gen. Oblig., A.M.B.A.C.              NR               9.977       07/01/10          500         695,095
 Gen. Oblig. Pub. Impt., M.B.I.A.     Aaa              Zero        07/01/19        2,000         733,180
Puerto Rico Electric Pwr. Auth.
 Rev., Ser. T                         Baa1             6.375       07/01/24        1,000(e)    1,097,740
Rail Connections Inc. Mass.
 Rev., Ser. B                         A(c)             Zero        07/01/21        2,500         675,075
Virgin Islands Public Fin. Auth.
 Rev., Gross Rcpts. Taxes Ln.,
 Ser. A                               BBB-(c)          6.50        10/01/24          500         517,945
                                                                                             -----------
Total long-term investments
 (cost $33,357,650)                                                                          $35,197,991
                                                                                             -----------

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
-------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  0.8%
Mass. St. Hlth. & Edl. Facs. Auth.
 Rev., Ser. SGA 65, F.R.D.D.          A1+(c)           4.35%       09/01/00   $      300     $   300,000
                                                                                             -----------
Total short-term investments
 (cost $300,000)                                                                                 300,000
                                                                                             -----------
Total Investments  99.2%
 (cost $33,657,650; Note 4)                                                                   35,497,991
                                                                                             -----------
Other assets in excess of
 liabilities  0.8%                                                                               272,320
                                                                                             -----------
Net Assets  100%                                                                             $35,770,311
                                                                                             -----------
                                                                                             -----------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) Fair valued security.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      Massachusetts Series
             Statement of Assets and Liabilities

                                                                   August 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $33,657,650)                             $35,497,991
Cash                                                                      56,886
Interest receivable                                                      461,669
Deferred expenses                                                            906
                                                                   ---------------
      Total assets                                                    36,017,452
                                                                   ---------------
LIABILITIES
Payable for Series shares reacquired                                     119,442
Accrued expenses                                                          81,263
Dividends payable                                                         16,168
Management fee payable                                                    15,157
Distribution fee payable                                                   8,965
Deferred trustees' fees                                                    6,146
                                                                   ---------------
      Total liabilities                                                  247,141
                                                                   ---------------
NET ASSETS                                                           $35,770,311
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $    32,311
   Paid-in capital in excess of par                                   34,351,578
                                                                   ---------------
                                                                      34,383,889
   Accumulated net realized loss on investments                         (453,919)
   Net unrealized appreciation on investments                          1,840,341
                                                                   ---------------
Net assets, August 31, 2000                                          $35,770,311
                                                                   ---------------
                                                                   ---------------

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Series
             Statement of Assets and Liabilities Con't.

                                                                   August 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($26,657,318 / 2,407,579 shares of beneficial interest
      issued and outstanding)                                              $11.07
   Maximum sales charge (3% of offering price)                                .34
                                                                   ---------------
   Maximum offering price to public                                        $11.41
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($8,734,206 / 789,262 shares of beneficial interest
      issued and outstanding)                                              $11.07
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value, and redemption price per share
      ($305,273 / 27,586 shares of beneficial interest issued
      and outstanding)                                                     $11.07
   Sales charge (1% of offering price)                                        .11
                                                                   ---------------
   Offering price to public                                                $11.18
                                                                   ---------------
                                                                   ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($73,514 / 6,644 shares of beneficial interest issued and
      outstanding)                                                         $11.06
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      Massachusetts Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 2,277,530
                                                                   ---------------
Expenses
   Management fee                                                        185,314
   Distribution fee--Class A                                              66,378
   Distribution fee--Class B                                              50,534
   Distribution fee--Class C                                               1,610
   Custodian's fees and expenses                                          75,000
   Report to shareholders                                                 40,000
   Registration fees                                                      30,000
   Transfer agent's fees and expenses                                     18,000
   Audit fee                                                              10,000
   Trustees' fees and expenses                                            10,000
   Legal fees and expenses                                                 8,000
   Miscellaneous                                                           4,653
                                                                   ---------------
      Total expenses                                                     499,489
Less: Custodian fee credit                                                  (339)
                                                                   ---------------
    Net expenses                                                         499,150
                                                                   ---------------
Net investment income                                                  1,778,380
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                              (250,743)
   Financial futures transactions                                         (4,742)
                                                                   ---------------
                                                                        (255,485)
Net change in unrealized appreciation of investments                      69,319
                                                                   ---------------
Net loss on investments                                                 (186,166)
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 1,592,214
                                                                   ---------------
                                                                   ---------------

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                  ----------------------------------
                                                       2000               1999
------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment income                           $   1,778,380      $   2,069,644
   Net realized loss on investment transactions         (255,485)           (12,605)
   Net change in unrealized appreciation
      (depreciation) of investments                       69,319         (2,713,045)
                                                  ---------------    ---------------
   Net increase (decrease) in net assets
      resulting from operations                        1,592,214           (656,006)
                                                  ---------------    ---------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                         (1,292,367)        (1,418,190)
      Class B                                           (472,416)          (640,864)
      Class C                                             (9,612)            (8,016)
      Class Z                                             (3,985)            (2,574)
                                                  ---------------    ---------------
                                                      (1,778,380)        (2,069,644)
                                                  ---------------    ---------------
   Distributions in excess of net investment
    income
      Class A                                                 --             (9,090)
      Class B                                                 --             (4,519)
      Class C                                                 --                (55)
      Class Z                                                 --                (20)
                                                  ---------------    ---------------
                                                              --            (13,684)
                                                  ---------------    ---------------
   Distributions from net realized gains
      Class A                                                 --           (284,387)
      Class B                                                 --           (141,295)
      Class C                                                 --             (1,712)
      Class Z                                                 --               (626)
                                                  ---------------    ---------------
                                                              --           (428,020)
                                                  ---------------    ---------------
Series share transactions (net of share
   conversions) (Note 5):
   Net proceeds from shares sold                       1,277,060          7,872,665
   Net asset value of shares issued in
      reinvestment of dividends                          991,084          1,388,189
   Cost of shares reacquired                          (7,028,093)       (10,782,045)
                                                  ---------------    ---------------
   Net decrease in net assets from Series share
      transactions                                    (4,759,949)        (1,521,191)
                                                  ---------------    ---------------
Total decrease                                        (4,946,115)        (4,688,545)
NET ASSETS
Beginning of year                                     40,716,426         45,404,971
                                                  ---------------    ---------------
End of year                                        $  35,770,311      $  40,716,426
                                                  ---------------    ---------------
                                                  ---------------    ---------------

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      Masschusetts Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Series (the 'Series') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing
    12

       Prudential Municipal Series Fund      Massachusetts Series
             Notes to Financial Statements Cont'd.

market interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Series has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
                                                                          13

       Prudential Municipal Series Fund      Massachusetts Series
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1999 through August 22, 2000. Effective August 23, 2000 such expenses under the plans were .25 of 1%, .25 of 1% and .25 of 1% of the average daily net assets of Class A, B and C shares, respectively.

      PIMS has advised the Series that it has received approximately $1,100 and $1,100 in front-end sales charges resulting from sales of Class A and C shares,

       Prudential Municipal Series Fund      Massachusetts Series
             Notes to Financial Statements Cont'd.

respectively, during the year ended August 31, 2000. From these fees PIMS paid such sales charges to an affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2000, it received approximately $11,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

      PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2000.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $14,100 for the services of PMFS. As of August 31, 2000, approximately $1,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2000, were $16,518,232 and $12,215,755, respectively.

      The cost basis of investments for federal income tax purposes at August 31, 2000 was $33,718,451 and accordingly, net unrealized appreciation of investments
                                                                          15

       Prudential Municipal Series Fund      Massachusetts Series
             Notes to Financial Statements Cont'd.

for federal income tax purposes was $1,779,540 (gross unrealized appreciation--$2,207,265, gross unrealized depreciation--$427,725).

      The Series elected, for United States Federal income tax purposes, to treat capital losses of approximately $129,000 incurred in the ten month period ended August 31, 2000 as having been incurred in the following fiscal year.

      For federal income tax purposes, the Portfolio had a capital loss carryforward as of August 31, 2000 of approximately $242,000 of which $8,000 expires in 2007 and $234,000 expires in 2008 respectively. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such capital loss carryforward.

Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest for the years ended August 31, 2000 and August 31, 1999 were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       19,201    $    207,810
Shares issued in reinvestment of dividends                        69,229         748,726
Shares reacquired                                               (443,521)     (4,784,158)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (355,091)     (3,827,622)
Shares issued upon conversion from Class B                       280,516       3,045,106
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (74,575)   $   (782,516)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      478,960    $  5,646,776
Shares issued in reinvestment of dividends and distributions      84,266         981,877
Shares reacquired                                               (589,103)     (6,781,033)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     (25,877)       (152,380)
Shares issued upon conversion from Class B                        69,112         806,972
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     43,235    $    654,592
                                                              ----------    ------------
                                                              ----------    ------------

    16

       Prudential Municipal Series Fund      Massachusetts Series
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       65,659    $    709,733
Shares issued in reinvestment of dividends                        21,644         233,926
Shares reacquired                                               (184,115)     (1,992,731)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     (96,812)     (1,049,072)
Shares reacquired upon conversion into Class A                  (280,709)     (3,045,106)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (377,521)   $ (4,094,178)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      170,635    $  1,982,178
Shares issued in reinvestment of dividends and distributions      34,077         397,292
Shares reacquired                                               (335,629)     (3,901,106)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (130,917)     (1,521,636)
Shares reacquired upon conversion into Class A                   (69,125)       (806,972)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (200,042)   $ (2,328,608)
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                       12,528    $    134,833
Shares issued in reinvestment of dividends                           422           4,568
Shares reacquired                                                 (2,271)        (24,766)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     10,679    $    114,635
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                       13,079    $    154,281
Shares issued in reinvestment of dividends and distributions         504           5,854
Shares reacquired                                                 (6,438)        (74,609)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                      7,145    $     85,526
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                       20,993    $    224,684
Shares issued in reinvestment of dividends                           357           3,864
Shares reacquired                                                (21,121)       (226,438)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                        229    $      2,110
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                        7,626    $     89,430
Shares issued in reinvestment of dividends and distributions         273           3,166
Shares reacquired                                                 (2,210)        (25,297)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                      5,689    $     67,299
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Municipal Series Fund      Massachusetts Series
             Notes to Financial Statements Cont'd.

Note 6. Proposed Reorganization
On August 23, 2000, the Trustees of the Series approved an Agreement and Plan of Reorganization (the 'Plan of Reorganization'), which provides for the transfer of all of the assets and liabilities of the Series to Prudential National Municipals Funds, Inc. ('National Municipals'). Class A, Class B and Class C shares of the Series would be exchanged at net asset value for Class A shares of equivalent value of National Municipals. The Class Z shares of the Series would be exchanged at net asset value for Class Z shares of equivalent value of National Municipals. The Series would then cease operations.

      The Plan of Reorganization requires approval by the shareholders of the Series to become effective and a proxy/prospectus will be mailed to shareholders in October 2000. If the Plan is approved, it is expected that the reorganization will take place in December 2000. The Series and National Municipals will each bear their pro rata share of the costs of the reorganization, including cost of proxy solicitation.

       Prudential Municipal Series Fund      Massachusetts Series
             Financial Highlights
 Financial
                            Highlights

' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Municipal Series Fund      Massachusetts Series
             Financial Highlights

                                                                       Class A
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   11.09
                                                                   ---------------
Income from investment operations
Net investment income                                                       .53
Net realized and unrealized gain (loss) on investment
transactions                                                               (.02)
                                                                   ---------------
   Total from investment operations                                         .51
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.53)
Distributions in excess of net investment income                             --
Distributions from net realized gains                                        --
                                                                   ---------------
   Total distributions                                                     (.53)
                                                                   ---------------
Net asset value, end of year                                          $   11.07
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                           4.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $  26,657
Average net assets (000)                                              $  26,551
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                    1.28%
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    1.03%
   Net investment income                                                   4.87%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   34%

------------------------------
(a) Net of management fee waiver.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than .005 per share.

    20                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.90             $  11.69             $  11.54             $  11.63
----------------     ----------------     ----------------     ----------------
         .53                  .55                  .58(a)               .59(a)
        (.70)                 .37                  .33                 (.02)
----------------     ----------------     ----------------     ----------------
        (.17)                 .92                  .91                  .57
----------------     ----------------     ----------------     ----------------
        (.53)                (.55)                (.58)                (.59)
          --(c)              (.01)                  --(c)                --(c)
        (.11)                (.15)                (.18)                (.07)
----------------     ----------------     ----------------     ----------------
        (.64)                (.71)                (.76)                (.66)
----------------     ----------------     ----------------     ----------------
    $  11.09             $  11.90             $  11.69             $  11.54
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (1.44)%               8.10%                8.10%                4.93%
    $ 27,527             $ 29,024             $ 28,890             $ 28,058
    $ 30,705             $ 29,031             $ 29,096             $ 28,091
        1.11%                1.04%                1.00%(a)             1.06%(a)
         .91%                 .94%                 .90%(a)              .96%(a)
        4.62%                4.75%                5.00%(a)             5.06%(a)
          24%                  33%                  22%                  18%

    See Notes to Financial Statements                                     21

       Prudential Municipal Series Fund      Massachusetts Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   11.08
                                                                   ---------------
Income from investment operations
Net investment income                                                       .50
Net realized and unrealized gain (loss) on investment
transactions                                                               (.01)
                                                                   ---------------
   Total from investment operations                                         .49
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.50)
Distributions in excess of net investment income                             --
Distributions from net realized gains                                        --
                                                                   ---------------
   Total distributions                                                     (.50)
                                                                   ---------------
Net asset value, end of year                                          $   11.07
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                           4.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $   8,734
Average net assets (000)                                              $  10,214
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                    1.52%
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    1.03%
   Net investment income                                                   4.62%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than .005 per share.

    22                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.89             $  11.68             $  11.53             $  11.62
----------------     ----------------     ----------------     ----------------
         .50                  .51                  .53(a)               .54(a)
        (.70)                 .37                  .33                 (.02)
----------------     ----------------     ----------------     ----------------
        (.20)                 .88                  .86                  .52
----------------     ----------------     ----------------     ----------------
        (.50)                (.51)                (.53)                (.54)
          --(c)              (.01)                  --(c)                --(c)
        (.11)                (.15)                (.18)                (.07)
----------------     ----------------     ----------------     ----------------
        (.61)                (.67)                (.71)                (.61)
----------------     ----------------     ----------------     ----------------
    $  11.08             $  11.89             $  11.68             $  11.53
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (1.76)%               7.67%                7.67%                4.51%
    $ 12,931             $ 16,256             $ 18,247             $ 22,758
    $ 14,837             $ 17,253             $ 20,301             $ 25,751
        1.41%                1.44%                1.40%(a)             1.46%(a)
         .91%                 .94%                 .90%(a)              .96%(a)
        4.32%                4.35%                4.60%(a)             4.66%(a)

    See Notes to Financial Statements                                     23

       Prudential Municipal Series Fund      Massachusetts Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   11.08
                                                                   ---------------
Income from investment operations
Net investment income                                                       .48
Net realized and unrealized gain (loss) on investment
transactions                                                               (.01)
                                                                   ---------------
   Total from investment operations                                         .47
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.48)
Distributions in excess of net investment income                             --
Distributions from net realized gains                                        --
                                                                   ---------------
   Total distributions                                                    (0.48)
                                                                   ---------------
Net asset value, end of year                                          $   11.07
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                           4.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $     305
Average net assets (000)                                              $     220
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                    1.76%
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    1.03%
   Net investment income                                                   4.38%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than .005 per share.
    24                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.89             $  11.68             $  11.53             $  11.62
----------------     ----------------     ----------------     ----------------
         .47                  .48                  .50(a)               .51(a)
        (.70)                 .37                  .33                 (.02)
----------------     ----------------     ----------------     ----------------
        (.23)                 .85                  .83                  .49
----------------     ----------------     ----------------     ----------------
        (.47)                (.48)                (.50)                (.51)
          --(c)              (.01)                  --(c)                --(c)
        (.11)                (.15)                (.18)                (.07)
----------------     ----------------     ----------------     ----------------
        (.58)                (.64)                (.68)                (.58)
----------------     ----------------     ----------------     ----------------
    $  11.08             $  11.89             $  11.68             $  11.53
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (2.00)%               7.41%                7.41%                4.26%
    $    187             $    116             $     78             $     45
    $    196             $    101             $     48             $     41
        1.66%                1.69%                1.65%(a)             1.72%(a)
         .91%                 .94%                 .90%(a)              .97%(a)
        4.08%                4.08%                4.36%(a)             4.39%(a)

    See Notes to Financial Statements                                     25

       Prudential Municipal Series Fund      Massachusetts Series
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   11.08
                                                                   ---------------
Income from investment operations
Net investment income                                                       .56
Net realized and unrealized gain (loss) on investment
transactions                                                               (.02)
                                                                   ---------------
   Total from investment operations                                         .54
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.56)
Distributions in excess of net investment income                             --
Distributions from net realized gains                                        --
                                                                   ---------------
   Total distributions                                                     (.56)
                                                                   ---------------
Net asset value, end of period                                        $   11.06
                                                                   ---------------
TOTAL RETURN(b):                                                           5.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $      74
Average net assets (000)                                              $      78
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                    1.03%
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    1.03%
   Net investment income                                                   5.13%

------------------------------
(a) Net of management fee waiver.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
(e) Amounts are actual and not rounded to the nearest thousand.
(f) Less than .005 per share.

    26                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Series
             Financial Highlights Cont'd.

                                   Class Z
-----------------------------------------------------------------------------
          Year Ended August 31,                     December 6, 1996(d)
------------------------------------------          through August 31,
      1999                      1998                       1997
-----------------------------------------------------------------------------
    $  11.89                  $  11.68                   $   11.80
----------------          ----------------              ----------
         .56                       .58                         .47(a)
        (.70)                      .37                         .06
----------------          ----------------              ----------
        (.14)                      .95                         .53
----------------          ----------------              ----------
        (.56)                     (.58)                       (.47)
          --(f)                   (.01)                         --(f)
        (.11)                     (.15)                       (.18)
----------------          ----------------              ----------
        (.67)                     (.74)                       (.65)
----------------          ----------------              ----------
    $  11.08                  $  11.89                   $   11.68
----------------          ----------------              ----------
       (1.26)%                    8.31%                       4.54%
    $     71                  $      9                   $     204(e)
    $     53                  $      7                   $     200(e)
         .91%                      .94%                        .90%(a)(c)
         .91%                      .94%                        .90%(a)(c)
        4.86%                     4.91%                       5.55%(a)(c)

    See Notes to Financial Statements                                     27

       Prudential Municipal Series Fund      Massachusetts Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Massachusetts Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

As described in Note 6 to the financial statements, on August 23, 2000, the Board of Trustees of the Fund approved an agreement and Plan of Reorganization, subject to shareholder approval, whereby the Fund would be merged into Prudential National Municipals Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000

       Prudential Municipal Series Fund      Massachusetts Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income of $.53 per Class A share, $.50 per Class B share, $.48 per Class C share and $.56 per Class Z share were all federally tax-exempt interest dividends.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2001 you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar year 2000.
                                                                          29

Prudential Municipal Series Fund    Massachusetts Series

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
                  www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Municipal Series Fund    Massachusetts Series

    Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

              www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Municipal Series Fund    Massachusetts Series

         Class A     Growth of a $10,000 Investment

(GRAPHIC)

Average Annual Total Returns as of 8/31/00

                     One Year     Five Years   Ten Years        Since Inception
With Sales Charge     1.68%      4.21% (4.17)   6.37% (6.35)    6.13% (6.11)
Without Sales Charge  4.82%      4.84% (4.80)   6.69% (6.67)    6.44% (6.42)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten year period. The graph compares a $10,000 investment in the Prudential Municipal
Series Fund/Massachusetts Series (Class A shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class A shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class
A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 3% was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

              www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

<GRAPH)

Average Annual Total Returns as of 8/31/00

                      One Year    Five Years     Ten Years     Since Inception
With Sales Charge       -0.35%   4.32% (4.29)   6.29% (6.27)     6.97% (6.74)
Without Sales Charge     4.65%   4.49% (4.46)   6.29% (6.27)     6.97% (6.74)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal
Series Fund/Massachusetts Series (Class B shares) with a similar investment in the Lehman Brothers
Municipal Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class B shares, and the account value at the end of the current fiscal year
(August 31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge of 5%, 4%, 3%, 2%, 1%, and 1% for six years was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class
B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund    Massachusetts Series

    Class C     Growth of a $10,000 Investment

(GRAPHIC)

Average Annual Total Returns as of 8/31/00

                      One Year    Five Years     Ten Years     Since Inception
With Sales Charge       2.35%    4.03% (3.99)       N/A          4.53% (4.50)
Without Sales Charge    4.40%    4.24% (4.20)       N/A          4.70% (4.67)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/Massachusetts Series (Class C shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1994 for Class C shares.
For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 1% was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge of 1% for 18 months was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2000; (c) all recurring fees (including management fees) were deducted;
and (d) all dividends and distributions were reinvested. The numbers in the parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

               www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 8/31/00

                      One Year    Five Years     Ten Years     Since Inception
With Sales Charge       5.08%         N/A           N/A          4.41% (4.38)
Without Sales Charge    5.08%         N/A           N/A          4.41% (4.38)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/Massachusetts Series (Class Z shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in December 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols      NASDAQ        CUSIP
Class A           PUMAX       74435M655
Class B           PMUNX       74435M663
Class C           PMACX       74435M564
Class Z           PMAZX       74435M416

MF119E

(LOGO) Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
Massachusetts Money Market Series

Fund Type Money market

Objective The highest level of current income that is exempt from Massachusetts State and federal income taxes, consistent with liquidity and the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Investment Goals and Style
The Prudential Municipal Series Fund/Massachusetts
Money Market Series seeks to provide the highest level of current income that is exempt from Massachusetts State and federal income taxes, consistent with liquidity and the preservation of capital. The
Series intends to invest
primarily in a portfolio of tax-exempt debt securities with maturities of
13 months or less from the state of Massachusetts, its municipalities, local governments, and other qualifying issuers (such as Puerto Rico, Guam, and the U.S. Virgin Islands). There can be no assurance that the Series will achieve its investment objective.

Money Fund Yield Comparison
(GRAPH)
www.prudential.com          (800) 225-1852

Performance at a Glance

Fund Facts                              As of 8/31/00
                   7-Day       Net Asset    Taxable Equivalent Yield*   Weighted Avg.   Net Assets
                Current Yld.  Value (NAV)   @31%   @36%   @39.6%         Mat. (WAM)     (Millions)
MA Money
Market Series       3.29%        $1.00      5.42%  5.84%  6.19%             46 Days         $88
iMoneyNet, Inc.
Tax-Free
State Specific
Avg. (SB &
GP-MA)**            3.45%        $1.00      5.68%  6.13%  6.49%             42 Days         N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.
Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

*Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**iMoneyNet, Inc. reports the 7-Day Current Yield,
NAV, and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. Tax-Free State
Specific Average (Stock Broker (SB) & General
Purpose (GP)-Massachusetts) category as of August
28, 2000.

Weighted Average Maturity Compared to the Average
Money Market Fund
(GRAPH)

(LOGO)                     October 18, 2000

Dear Shareholder,
Municipal money market yields climbed during much of our 12-month reporting period ended August 31, 2000. The catalyst for this trend was the Federal
Reserve's repeated increases in short-term interest rates, which were intended to curb the brisk pace of U.S. economic growth.

The rising-interest-rate environment benefited the
Prudential Municipal Series Fund/Massachusetts
Money Market Series by creating attractive investment opportunities. The Series maintained a $1 net asset value per share, and provided a competitive yield. On August 31, 2000, the Series' seven-day current yield was 3.29%, compared with 3.45% for the average Massachusetts money market fund as tracked by iMoneyNet, Inc. The following pages explain how the Series was positioned in light of developments in the municipal money market.

Proposed merger
A proposal to merge the Massachusetts Money Market
Series with the Prudential Tax-Free Money Fund,
Inc. will be put to a shareholder vote at a special shareholders meeting. The meeting is expected to take place early in 2001.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund   Massachusetts Money Market Series

Annual Report   August 31, 2000

Investment Adviser's Report

Trying to put a lid on inflation
The Federal Reserve (the Fed) increased short-term interest rates four times during our fiscal year that began September 1, 1999. The Fed acted because a rapidly expanding U.S. economy raised the risk of higher consumer prices and accelerating wages.
Hiking rates boosted borrowing costs for businesses and consumers, which the Fed hoped would slow economic growth to a more sustainable pace and help check inflationary pressures.

Because we believed the Fed would tighten monetary policy in the autumn of 1999, we invested primarily in shorter-term Massachusetts money market securities from September through much of October
1999. As these securities matured, we reinvested the money in higher-yielding Massachusetts money market securities that were available after subsequent Fed rate hikes.

For example, the central bank increased short-term interest rates in mid-November 1999. Yields on Massachusetts money market securities also climbed, creating attractive buying opportunities. Among our purchases were one-year bond anticipation notes of Bedford, Massachusetts, and one-year insured general obligation bonds of Ipswich, Massachusetts.

Taking advantage of bargains during tax season
The Fed resumed tightening monetary policy in 2000 as the resilient U.S.
economy continued to race ahead. The next rate hikes occurred in February and March 2000, after which municipal money market yields climbed even further. From late April through mid-May, tax-exempt money market yields were sharply higher because portfolio managers sold securities to meet shareholder redemptions during tax time, and because the Fed was expected to increase rates aggressively when it met in May. With yields at such attractive levels, we bought six-month state aid anticipation notes of Methuen, Massachusetts, and six-month bond anticipation notes of Waltham, Massachusetts. We also bought "prerefunded"
Massachusetts general obligation bonds that are backed by direct obligations of the U.S. Treasury.

Prudential Municipal Series Fund   Massachusetts Money Market Series

Annual Report   August 31, 2000

Our purchases during tax time dramatically lengthened the Series' weighted average maturity
(WAM), which positioned the Series significantly longer than the average fund as measured by iMoneyNet, Inc. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held in a portfolio.) Extending the WAM during this time enhanced the Series' yield.

Purchasing municipal asset-backed securities
There were also attractive investment opportunities among municipal asset-backed securities (MABS).
MABS are highly liquid investments structured to help satisfy the growing demand for municipal money market securities. MABS require a higher degree of analysis than more generic investment alternatives.
As a result, MABS offer a higher return, and have been selectively added to the Series' holdings.

In mid-May, the Fed aggressively raised short-term interest rates as expected. Shortly thereafter, data began to show that economic growth was slowing, which fueled optimism that the Fed would stop raising rates.
Consequently, many investors were willing to accept lower yields (and pay higher prices) for municipal money market securities. Our decision to lock in municipal money market yields from late April through mid-May worked well because yields declined during the remainder of our fiscal year.

Prudential Massachusetts Money Market Series
Management Team

Prudential Municipal Series Fund   Massachusetts Money Market Series

Annual Report   August 31, 2000

Financial
   Statements

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Portfolio of Investments as of August 31, 2000

                                                                   Principal
                              Moody's Rating  Interest   Maturity  Amount        Value (Note
Description (a)               (Unaudited)     Rate       Date      (000)         1)
--------------------------------------------------------------------------------------------------
Bedford, Gen. Oblig., B.A.N.  NR              4.25%      12/04/00  $    2,000    $  2,001,634
Brockton, Gen. Oblig.,
 B.A.N.                       NR              5.125      6/21/01        1,500       1,504,877
Holden, Gen. Oblig.,
 F.G.I.C.                     Aaa             7.50       3/01/01        1,070       1,070,000
Ipswich, Gen. Oblig.,
 F.G.I.C.                     Aaa             5.00       11/15/00       1,169       1,171,676
Lowell, Gen. Oblig.           Aaa             8.30       2/15/01        1,000(c)    1,047,265
Mass. St. Certificates, Ser.
 240, F.R.W.D.                VMIG1           3.83       9/07/00        6,000       6,000,000
Mass. St. Dev. Fin. Agcy.
 Rev.,
 Carleton-Willard Village,
 Ser. 2000 F.R.W.D.           A-1(d)          4.22       9/07/00        1,000       1,000,000
 Lassell Village Proj., Ser.
 98C, F.R.W.D.                VMIG1           4.25       9/07/00        1,200       1,200,000
 Newton Country Day School,
 F.R.W.D.                     VMIG1           4.15       9/07/00        1,800       1,800,000
 Notre Dame Hlth. Care
 Center, Ser. 99, F.R.W.D.    VMIG1           4.25       9/07/00        3,485       3,485,000
 Semass Proj., Ser. A,
 F.R.W.D., A.M.T.             A-1(d)          4.35       9/06/00        4,800       4,800,000
 Semass Proj., Ser. B,
 F.R.W.D., A.M.T.             A-1(d)          4.35       9/06/00        2,400       2,400,000
 Waste Mgmt., Inc., Ser. 99,
 F.R.W.D., A.M.T.             VMIG1           4.35       9/06/00        2,500       2,500,000
 Wentworth Inst. of Tech.,
 Ser. 2000, F.R.W.D.,
 A.M.B.A.C.                   VMIG1           4.20       9/07/00        1,000       1,000,000
Mass. St. Hlth. & Edl. Facs.
 Auth. Rev.,
 Ser. 275, F.R.W.D.,
 M.B.I.A.                     A-1+(d)         4.33       9/07/00          500         500,000
 Falmouth Assisted Living,
 Ser. A, F.R.W.D.             VMIG1           4.10       9/07/00        1,000       1,000,000
 Hallmark Hlth. Sys., Ser.
 B, F.R.W.D.                  VMIG1           4.25       9/07/00        2,000       2,000,000
 Harvard Univ., Ser. SGA 97,
 F.R.D.D.                     A-1+(d)         4.35       9/01/00        1,600       1,600,000

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                   Principal
                              Moody's Rating  Interest   Maturity  Amount        Value (Note
Description (a)               (Unaudited)     Rate       Date      (000)         1)
--------------------------------------------------------------------------------------------------
 Northeastern Univ., Ser. G,
 M.B.I.A.                     Aaa             4.50%      10/01/00  $      465    $    465,090
 Partners Hlth. Care Sys.,
 Ser. P-1, F.R.W.D., F.S.A.   VMIG1           4.10       9/06/00        1,000       1,000,000
 Partners Hlth. Care Sys.,
 Ser. P-2, F.R.W.D., F.S.A.   VMIG1           4.05       9/06/00        2,600       2,600,000
 Simmons College Merlots,
 Ser. T, F.R.W.D.,
 A.M.B.A.C.                   VMIG1           4.32       9/05/00        3,395       3,395,000
 Williams College, Ser.
 SG65, F.R.D.D.S.             A-1+(d)         4.35       9/01/00        3,500       3,500,000
Mass. St. Hsg. Fin. Agcy.
 Rev.,
 Multi-Family Rev., Harbor
 Port, Ser. 95A, F.R.W.D.,
 G.N.M.A.                     A-1+(d)         4.10       9/06/00        4,100       4,100,000
 Single Family Housing
 Notes, Ser. C-1, A.M.T.      A-1+(d)         4.90       6/01/01        2,000       2,000,000
Mass. St. Ind. Fin. Agcy.
 Ind. Rev.,
 Hazen Paper Co., Ser. 95,
 F.R.W.D., A.M.T.             A-1(d)          4.35       9/07/00        1,200       1,200,000
 Heritage at Hingham, Ser.
 97, F.R.W.D.                 VMIG1           4.20       9/07/00        1,500       1,500,000
 New England College, Ser.
 97, F.R.W.D.                 A-1+(d)         4.15       9/07/00        3,800       3,800,000
 Peterson American Corp.
 Proj., Ser. 96, F.R.W.D.,
 A.M.T.                       NR              4.50       9/06/00          300         300,000
 Riverdale Mills Corp., Ser.
 95, F.R.W.D., A.M.T.         A-1(d)          4.35       9/07/00          900         900,000
Mass. St. Ind. Fin. Agcy.
 Polltn. Ctrl. Rev.,
 New England Power Co.
 Proj.,
 Ser. 92B, Commercial Paper   VMIG1           4.05       10/18/00       2,500       2,500,000
 Ser. 92B, Commercial Paper   VMIG1           4.15       10/23/00       2,000       2,000,000
Mass. St. Muni. Elec. Co.,
 Power Supply Sys. Rev.,
 Ser. 94C, F.R.W.D.,
 M.B.I.A.                     VMIG1           4.10       9/06/00        1,000       1,000,000
Mass. St. Port Auth. Rev.
 Merlots, Ser. Q, F.R.W.D.S.  VMIG1           4.37       9/05/00        3,000       3,000,000

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                   Principal
                              Moody's Rating  Interest   Maturity  Amount        Value (Note
Description (a)               (Unaudited)     Rate       Date      (000)         1)
--------------------------------------------------------------------------------------------------
Mass. St. Wtr. Res. Auth.,
 T.E.C.P.                     P-1             4.10%      9/29/00   $    1,000    $  1,000,000
 T.E.C.P.                     P-1             4.05       10/17/00       1,500       1,500,000
 T.E.C.P.                     P-1             4.10       10/19/00       1,500       1,500,000
 T.E.C.P.                     P-1             4.20       12/08/00       1,500       1,500,000
Mass. St., Gen. Oblig.,
 Ser. 90C                     Aaa             7.00       12/01/00       1,000(c)    1,006,400
 Ser. 90C                     Aaa             7.50       12/01/00       1,425(c)    1,464,038
 Ser. 98A, F.R.W.D.           VMIG1           4.15       9/07/00        2,500       2,500,000
Methuen, State Aid, B.A.N.    NR              4.75       10/20/00       1,400       1,400,881
Monson, Gen. Oblig., Sch.
 Proj.,
 Ser. 90, M.B.I.A.            Aaa             7.70       10/15/00         500(c)      512,057
Nantucket, Gen. Oblig.,
 B.A.N.                       MIG1            5.25       5/25/01        1,550       1,554,304
Palmer, Gen. Oblig., Sch.
 Proj.,
 Ser. B, A.M.B.A.C.           Aaa             7.70       10/01/00         500(c)      511,403
Stoughton, Gen. Oblig.,
 F.S.A.                       Aaa             7.50       5/15/01        1,597       1,625,067
Sutton, Gen. Oblig.,
 M.B.I.A.                     Aaa             7.00       4/01/01        1,267       1,286,234
Waltham, Gen. Oblig., B.A.N.  NR              4.75       9/08/00        1,290       1,290,111
                                                                                 ------------
Total Investments  99.6%
 (amortized cost
 $87,991,037(e))                                                                   87,991,037
Other assets in excess of
 liabilities  0.4%                                                                    377,188
                                                                                 ------------
Net Assets  100%                                                                 $ 88,368,225
                                                                                 ------------
                                                                                 ------------

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    F.R.D.D.S.--Floating Rate (Daily) Demand Note Synthetic(b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic(b).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Statement of Assets and Liabilities

                                                                  August 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value     $  87,991,037
Cash                                                                      62,429
Receivable for investments sold                                        2,000,000
Interest receivable                                                      707,475
Receivable for Series shares sold                                        347,691
Other assets                                                               1,188
                                                                 -----------------
      Total assets                                                    91,109,820
                                                                 -----------------
LIABILITIES
Payable for Series shares reacquired                                   2,625,523
Management fee payable                                                    38,133
Accrued expenses                                                          33,836
Dividends payable                                                         32,673
Deferred trustee's fees                                                    6,182
Distribution fee payable                                                   5,248
                                                                 -----------------
      Total liabilities                                                2,741,595
                                                                 -----------------
NET ASSETS                                                         $  88,368,225
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                $     883,682
   Paid-in capital in excess of par                                   87,484,543
                                                                 -----------------
Net assets, August 31, 2000                                        $  88,368,225
                                                                 -----------------
                                                                 -----------------
Net asset value, offering price and redemption price per share
   ($88,368,225 / 88,368,225 shares of beneficial interest
   issued
   and outstanding; unlimited number of shares authorized)                 $1.00
                                                                 -----------------
                                                                 -----------------

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $   2,643,490
                                                                 -----------------
Expenses
   Management fee                                                        339,393
   Distribution fee                                                       84,848
   Custodian's fees and expenses                                          64,000
   Reports to shareholders                                                25,000
   Registration fees                                                      16,000
   Transfer agent's fees and expenses                                     14,000
   Legal fees and expenses                                                10,000
   Trustees' fees and expenses                                             8,000
   Audit fee                                                               8,000
   Miscellaneous                                                           2,560
                                                                 -----------------
      Total expenses                                                     571,801
Less: Custodian fee credit (Note 1)                                         (362)
                                                                 -----------------
    Net expenses                                                         571,439
                                                                 -----------------
Net investment income                                                  2,072,051
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   2,072,051
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Statement of Changes in Net Assets

                                                       Year Ended August 31,
                                                 ---------------------------------
                                                      2000               1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $     2,072,051    $    1,364,638
                                                 ---------------    --------------
Dividends (Note 1)                                    (2,072,051)       (1,364,638)
                                                 ---------------    --------------
Series share transactions (at $1 per share)
   Net proceeds from shares sold                     224,336,862       174,293,713
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                        2,028,747         1,330,047
   Cost of shares reacquired                        (193,500,915)     (182,580,621)
                                                 ---------------    --------------
   Net increase (decrease) in net assets from
      Series share transactions                       32,864,694        (6,956,861)
                                                 ---------------    --------------
Total increase (decrease)                             32,864,694        (6,956,861)
NET ASSETS
Beginning of year                                     55,503,531        62,460,392
                                                 ---------------    --------------
End of year                                      $    88,368,225    $   55,503,531
                                                 ---------------    --------------
                                                 ---------------    --------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of eleven series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Money Market Series (the 'Series') commenced investment operations on August 5, 1991. The Series is nondiversified and seeks to provide the highest level of income that is exempt from Massachusetts State and federal income taxes with minimum risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less and whose ratings are within the 2 highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      All securities are valued as of 4:30 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Dividends:    The Series declares all of its net investment income and net realized short-term capital gains or losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with
                                                                          13

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Notes to Financial Statements Cont'd.

income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Fund compensates PIMS for distributing and servicing the Series' shares pursuant to the plans of distribution regardless of expenses actually incurred by PIMS. The Series reimbursed PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series average daily net assets. The distribution fees are accrued daily and payable monthly.

      PIMS, PIFM and PIC are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $13,700 for the services of PMFS. As of August 31, 2000, approximately $1,200 of such fees were due to PMFS. Transfer
    14

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Notes to Financial Statements Cont'd.

agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Proposed Reorganization
On August 23, 2000, the Trustees approved an Agreement and Plan of Reorganization and Liquidation of the Series (the 'Plan of Reorganization') which provides for the transfer of substantially all of the assets and liabilities of the Prudential Municipal Series Fund, Massachusetts Money Market Series to Prudential Tax-Free Money Fund, Inc. Class A shares of the Series will be exchanged at net asset value for Class A shares of the equivalent value of Prudential Tax-Free Money Fund, Inc. The Fund will then cease operations. The Plan of Reorganziation is subject to approval by the shareholders of the Massachusetts Money Market Series.
                                                                          15

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Financial Highlights

                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  1.00
Net investment income and realized gains                                  .03
Dividends and distributions to shareholders                              (.03)
                                                                     --------
Net asset value, end of year                                          $  1.00
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         3.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $88,368
Average net assets (000)                                              $67,879
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              .84%
   Expenses, excluding distribution and service (12b-1) fees              .72%
   Net investment income                                                 3.05%

------------------------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends and distributions.
    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Financial Highlights Cont'd.

                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
         .02                  .03                  .03(a)               .03(a)
        (.02)                (.03)                (.03)                (.03)
    --------             --------             --------             --------
    $   1.00             $   1.00             $   1.00             $   1.00
    --------             --------             --------             --------
    --------             --------             --------             --------
        2.35%                2.77%                3.08%                3.12%
    $ 55,504             $ 62,460             $ 53,441             $ 50,511
    $ 58,654             $ 55,540             $ 53,078             $ 54,689
         .88%                 .84%                 .54%(a)              .55%(a)
         .76%                 .71%                 .42%(a)              .43%(a)
        2.33%                2.73%                3.04%(a)             3.08%(a)

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Massachusetts Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.
As described in Note 4 to the financial statements, on August 23, 2000, the Board of Trustees of the Series approved an Agreement and Plan of Reorganization, subject to shareholder approval, whereby the Series would be merged into Tax-Free Money Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000
    18

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income of $.03 per share were all federally tax-exempt interest dividends.
                                                                          19

Prudential Municipal Series Fund   Massachusetts Money Market Series

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

balanced/allocation funds
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com            (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
   Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols   NASDAQ    CUSIP
               PRMXX   74435M630

MF153E

(ICON)   Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
New Jersey Series

Fund Type  Municipal Bond
Objective Maximize current income that is exempt from New Jersey State and federal income taxes, consistent with the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Municipal Series Fund/New Jersey
Series' investment objective is to maximize current income that is exempt from New Jersey State and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition
Expressed as a percentage of total investments as of 8/31/00

59.2%  Revenue Bonds
24.0   General Obligation Bonds
15.3   Prerefunded
 0.7   Miscellaneous
 0.8   Cash Equivalents

Credit Quality
Expressed as a percentage of total investments as of 8/31/00

 9.4%  AAA
14.2   AA
 4.3   A
 6.1   BBB
 8.5   BB
 1.5   B
55.2   Insured

Ten Largest Issuers
Expressed as a percentage of
net assets as of 8/31/00

6.6%  New Jersey State Transportation
      Trust Fund Authority
5.1   New Jersey State
      Turnpike Authority
4.7   Puerto Rico Telephone Authority*
4.4   New Jersey State
      Highway Authority
4.1   New Jersey Economic Development
      Authority Water Facility
3.3   Jackson Township School District
3.1   West Windsor Plainsboro
      Regional School District
2.9   Jersey City
      General Obligation
2.7   Millburn Township School District
2.7   New Jersey Economic Development
      Authority-Special Facilities Revenue

* Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

                      www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1              As of 8/31/00

                     One            Five            Ten             Since
                     Year           Years          Years          Inception2
Class A              5.39%     28.57% (28.33)	93.29% (89.48)   98.50% (93.84)
Class B              5.23      26.46  (26.22)   86.39  (82.72)  125.39 (116.09)
Class C              4.96      24.90  (24.66)       N/A         33.66   (33.03)
Class Z              5.66           N/A             N/A         20.33   (20.22)
Lipper NJ Muni Debt
Fund Avg.3           4.70          26.70           90.89              ***

Average Annual Total Returns1              As of 9/30/00

                     One            Five            Ten             Since
                     Year           Years          Years          Inception2
Class A              1.72%      4.25% (4.21)    6.43% (6.22)     6.26% (6.02)
Class B             -0.40       4.36  (4.32)    6.36  (6.15)     6.61  (6.23)
Class C              2.30       4.06  (4.02)        N/A          4.51  (4.43)
Class Z              5.03           N/A             N/A          4.75  (4.72)

Distributions and Yields                  As of 8/31/00

         Total Distributions     30-Day   Taxable Equivalent Yield4 at Tax Rates of
          Paid for 12 Months   SEC Yield         36%              39.6%
Class A        $0.57             4.48%         7.48%               7.92%
Class B        $0.54             4.37          7.29                7.73
Class C        $0.52             4.08          6.81                7.21
Class Z        $0.60             4.87          8.13                8.61

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B,
3/4/88; Class C, 8/1/94; and Class Z, 12/6/96.

3 Lipper Average returns are for all funds in each share class for the one-, five-, and ten-year periods in the New Jersey Municipal Debt Fund category. Single-state Municipal Debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 100.18% for
Class A, 132.63% for Class B, 37.08% for Class C, and 16.26% for Class Z, based on all funds in each share class.

(LOGO)                     October 18, 2000

DEAR SHAREHOLDER,
During our fiscal year ended August 31, 2000, share classes of the Prudential Municipal Series Fund/New
Jersey Series, without considering the initial sales charge, outperformed their benchmark Lipper
Average, which is not subject to sales charges. The
Series performed well even though conditions in the municipal bond market were very volatile.

Municipal bond prices began to fall early in our fiscal year because the Federal Reserve (the Fed) repeatedly increased short-term interest rates to slow a rapidly expanding U.S. economy. However, higher interest rates and strong economic growth caused issuance of municipal bonds to decline at a time when many investors sought the tax-exempt income provided by these securities. This strong investor demand helped municipal bond prices end the 12 months higher.

Amid these shifting market conditions, Prudential's
Municipal Bond sector team took advantage of changing investment opportunities. The team accomplished this by skillfully managing the risk that fluctuating interest rates could pose to the Series' securities, by evaluating bond issuers' ability to make timely principal and interest payments, and by identifying undervalued bonds.

We discuss developments in the municipal bond market and explain the Series' investments on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future investment needs.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund       New Jersey Series

            Annual Report    August 31, 2000

Investment Adviser's Report

Municipal bonds gained amid volatile market conditions
Prices of municipal bonds went on a roller coaster ride during our fiscal year that began September 1, 1999. They ended the 12 months higher as investors hurriedly bought a shrinking supply of newly issued tax-exempt securities. Furthermore, prices of munis finished the 12 months higher on the belief that the Fed was nearly through with its latest round of increases in short-term interest rates.

The Fed raised short-term rates four times during our fiscal year out of concern that an overheated
U.S. economy might ignite higher inflation via rising consumer prices and accelerating wages. By lifting short-term rates, the Fed pushed borrowing costs higher for businesses and consumers, hoping it would slow economic growth to a more sustainable pace and help check inflationary pressures.

Timely duration moves
The trend toward higher short-term rates had initially led investors to require higher yields on municipal securities (and lower prices). In order to reduce our portfolio's sensitivity to the rise in interest rates, we lowered the Series' duration in the early autumn of 1999. (Duration measures how much a portfolio's bonds will fluctuate in price for a given change in interest rates. It is expressed in years.)

As the year 2000 began, we expected the Fed to
continue tightening monetary policy. We also
believed that further rate increases would
ultimately be viewed as positive by the bond market
because they would show the Fed's determination to
fight inflation. With this in mind, we began to
lengthen the Series' duration in January 2000,
which enabled the Series to benefit more fully as
prices of munis rallied later in the year. Our
timely adjustments to the Series' duration was an
important reason that, without considering sales
charges, the Series' share classes outperformed
their benchmark Lipper Average, which is not
subject to sales charges.
                                                3

Prudential Municipal Series Fund         New Jersey Series

          Annual Report       August 31, 2000

Municipal bonds beat stocks
The municipal bond rally picked up steam in the spring of 2000 after the Fed aggressively raised rates in mid-May. Data indicated that economic growth was moderating. This, in turn, fueled optimism that the Fed would not have to continue hiking rates during the remainder of 2000.
Consequently, many investors willingly paid higher prices for munis, and accepted lower yields. This strong demand for tax-exempt bonds helped the Lehman Municipal Bond Index to return 7.56% for the first eight months of 2000, compared with 4.10% for the Standard & Poor's 500 Composite Stock Index.

Puerto Rico bonds bolster Series' returns
While investors scrambled to buy municipal bonds, the supply of newly issued tax-exempt securities dwindled. Many state and local governments have accumulated such hefty cash reserves during the long U.S. economic expansion that their borrowing needs have declined. This, in turn, led to decreased issuance of tax-exempt bonds.
Furthermore, the supply of new issues due to refunding activity shrank because many state and local governments had already replaced higher-cost debt securities with lower-cost bonds to save on interest expenses.

In New Jersey, the amount of newly issued tax-exempt bonds from August 31, 1999 to August 31,
2000, dropped 12% compared with the same period a year earlier, according to Thomson Financial
Securities Data. As an alternative to New Jersey securities, some market participants, including us, turned to Puerto Rico bonds, which are triple tax-exempt in all 50 states. Not surprisingly, Puerto Rico bonds performed very well. This trend benefited the Series' returns as its various Puerto Rico bonds accounted for 14% of its total investments as of August 31, 2000.

For example, one of the Series' Puerto Rico holdings that performed well was bonds backed by the AES Cogeneration Plant. We bought them at attractive levels when they were newly issued in the spring of 2000. Afterwards, their price rallied amid strong investor demand.

               www.prudential.com    (800) 225-1852

Looking Ahead
Several factors could keep the rally of municipal bond prices on track. As the Fed rate hikes work their way through the economy, economic growth could continue to moderate, allowing further declines in bond yields and gains in bond prices.
Even if the economic expansion does not slow enough to satisfy the Fed, the central bank may resume tightening monetary policy. This could further reassure the bond market of the Fed's determination to fight inflation.

We also expect further gains in tax-exempt bond
prices because demand for munis will likely
continue to outpace supply for some time. We
believe this imbalance will persist due to the
aging population's higher preference for tax-
exempt, fixed-income products, and the declining
supply of long-term debt securities in general. In
the near term, however, two risks to this
bullish scenario are the proposals or policies that
may come out of the U.S. Presidential election and
the extent of price increases for energy.
Uncertainty about these factors may make investors
somewhat reluctant to continue driving prices of
tax-exempt securities higher. However,
uncertainty could also make munis more attractive
as a means to reduce risks in the context of a
broader portfolio.
                                             5

Prudential Municipal Series Fund Management Team

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2000

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.2%
Bergen Cnty., Utils. Auth., Wtr.
 Poll. Ctrl. Rev., Ser. B,
 F.G.I.C.                          Aaa           5.75%        12/15/05   $    1,000       $  1,060,590
Cape May Cnty. Ind. Poll. Ctrl.,
 Fin. Auth. Rev., Atlantic Cnty.
 Elec. Co., Ser. A, M.B.I.A.       Aaa           6.80         3/01/21         2,615          3,082,170
Carteret Bd. of Ed.,
 Cert. Part., M.B.I.A.             Aaa           6.00         1/15/24           430            451,999
 Cert. Part., M.B.I.A.             Aaa           5.75         1/15/30         1,155          1,182,096
East Orange Bd. of Ed., Cert.
 Part.,
 Cap. Apprec., F.S.A.              Aaa           Zero         8/01/18         1,420            528,794
 Cap. Apprec., F.S.A.              Aaa           Zero         2/01/22         2,845            851,964
 Cap. Apprec., F.S.A.              Aaa           Zero         2/01/24         1,845            491,434
Gloucester Cnty. Impvt. Auth.,
 Solid Waste Rec. Rev., Waste
 Mgmt. Inc. Proj., Ser. A          BBB(c)        6.85         12/01/29        3,000          3,116,730
Hudson Cnty. Impvt. Auth.,
 Solid Waste Sys. Rev.             AAA(c)        7.10         1/01/20         1,960(e)       2,098,768
 Solid Waste Sys. Rev., Ser. 2     BBB-(c)       6.125        1/01/29         1,000            920,230
 Solid Waste Sys. Rev., Ser. A     AAA(c)        6.10         7/01/20         1,500(e)       1,614,330
 Solid Waste Sys. Rev., Kopper's
 Site Proj., Ser. A, A.M.T.        BBB-(c)       6.125        1/01/29         1,250          1,150,288
Jackson Twnshp.,
 Sch. Dist., F.G.I.C.              Aaa           6.60         6/01/04         1,020          1,096,122
 Sch. Dist., F.G.I.C.              Aaa           6.60         6/01/05           940          1,025,841
 Sch. Dist., F.G.I.C.              Aaa           6.60         6/01/10         1,600          1,840,848
 Sch. Dist., F.G.I.C.              Aaa           6.60         6/01/11         1,600          1,838,928
Jersey City, Gen. Oblig., Ser.
 A, F.S.A.                         Aaa           9.25         5/15/04         4,310          4,992,316
Lenape Regl. High Sch. Dist.,
 Gen. Oblig., M.B.I.A.             Aaa           7.625        1/01/12           400            493,104
Middle Twnshp. Sch. Dist., Gen.
 Oblig., F.G.I.C.                  Aaa           7.00         7/15/05         1,200          1,331,520

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Middlesex Cnty.,
 Cert. Part., Cap. Apprec.,
 M.B.I.A.                          Aaa           Zero         6/15/25    $    1,250       $    308,850
 Impvt. Auth., Utils. Sys. Rev.,
 Cap. Apprec., Perth Amboy
 Proj., Ser. B, A.M.B.A.C.         Aaa           Zero         9/01/19         5,000          1,754,000
Millburn Twnshp.,
 Sch. Dist., Bd. of Ed.            Aaa           5.35%        7/15/13         1,140          1,186,273
 Sch. Dist., Bd. of Ed.            Aaa           5.35         7/15/14         1,135          1,172,035
 Sch. Dist., Bd. of Ed.            Aaa           5.35         7/15/16         1,150          1,173,402
 Sch. Dist., Bd. of Ed.            Aaa           5.35         7/15/17         1,150          1,167,848
Monmouth Cnty., Impvt. Auth.
 Rev., Howell Twnshp.
 Bd. of Ed. Proj.                  AA(c)         6.55         7/01/12         3,465(e)       3,663,614
New Jersey Econ. Dev. Auth.
 Rev.,
 Cap. Apprec., St. Barnabas Med.
 Ctr., Ser. A, M.B.I.A.            Aaa           Zero         7/01/25         6,795          1,666,678
 Ed. Testing Serv., Ser. A,
 M.B.I.A.                          Aaa           5.90         5/15/15         2,000(e)       2,155,160
 First Mtg. - Keswick Pines        NR            5.75         1/01/24         2,250          1,800,180
 First Mtg. - The Evergreens       NR            5.875        10/01/12        1,200          1,145,040
 First Mtg. - The Evergreens       NR            6.00         10/01/17        1,425          1,234,449
 First Mtg. - The Evergreens       NR            6.00         10/01/22        1,400          1,176,294
 Marriott Corp., Leisure Park
 Proj., Ser. A                     NR            5.875        12/01/27        1,100            908,325
 Trans. Proj. Sublease, Ser. A,
 F.S.A.                            Aaa           6.00         5/01/16         1,350          1,435,117
New Jersey Econ. Dev. Auth.,
 Dist. Heating & Cooling Rev.,
 Trigen-Trenton Proj., Ser. A      BBB-(c)       6.20         12/01/10          600            591,894
New Jersey Econ. Dev. Auth.,
 Econ. Dev. Rev.,
 Cap. Apprec., Kapkowski Rd.
 Landfill, Ser. A                  NR            Zero         4/01/08         1,020            616,090
 Kapkowski Rd. Landfill, Ser. A    NR            6.375        4/01/31         2,000          1,951,280
 Nat'l. Assoc. of Accountants      NR            7.50         7/01/01           240            242,059
 Nat'l. Assoc. of Accountants      NR            7.65         7/01/09           950            976,125

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth.,
 Nat. Gas Facs. Rev., NUI Corp.
 Projs., Ser. A, M.B.I.A.,
 A.M.T.                            Aaa           5.70%        6/01/32    $    2,000       $  2,003,620
New Jersey Econ. Dev. Auth.,
 Spec. Fac. Rev., Continental
 Airlines Proj., A.M.T.            Ba2           6.25         9/15/29         5,000          4,671,300
New Jersey Econ. Dev. Auth.,
 Wtr. Facs. Rev.,
 New Jersey American Wtr. Co.,
 Ser. B, F.G.I.C., A.M.T.          Aaa           5.375        5/01/32         2,000          1,915,480
 Gen. Rev., F.G.I.C., A.M.T.       NR            6.725(d)     11/01/29        5,000          5,266,350
New Jersey Ed. Facs. Auth. Rev.,
 Cap. Impvt. Fund, Ser. A,
 F.S.A.                            Aaa           5.00         9/01/20         2,545          2,424,418
 Fairleigh Dickinson Univ., Ser.
 G                                 NR            5.70         7/01/28         2,750          2,531,045
 Felician College of Lodi, Ser.
 D                                 NR            7.375        11/01/22        1,275          1,352,061
 Princeton Theological, Ser. B     Aaa           5.90         7/01/26         2,500          2,592,900
New Jersey Hlth. Care Facs. Fin.
 Auth. Rev.,
 Atlantic City Med. Ctr., Ser. C   A3            6.80         7/01/11         2,500          2,621,550
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        AAA(c)        6.00         7/01/09           835(e)         893,584
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        Aaa           6.00         7/01/09           630            668,008
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        AAA(c)        6.25         7/01/21           850(e)         917,048
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        Aaa           6.25         7/01/21           650            684,762
 Robert Wood Johnson Univ. Hosp.   A1            5.75         7/01/31         2,000          1,961,600
 St. Joseph's Hosp. & Med. Ctr.,
 Ser. A, Connie Lee                AAA(c)        5.70         7/01/11         4,375          4,593,137
New Jersey St. Hsg. & Mtge. Fin.
 Agcy., Rental Hsg. Rev., Ser.
 B, A.M.T.                         AA-(c)        6.75         11/01/11        2,190          2,258,897

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New Jersey St. Hwy. Auth.,
 Garden St. Pkwy.,
 Gen. Rev.                         A1            6.20%        1/01/10    $    3,035       $  3,373,129
 Gen. Rev.                         A1            5.75         1/01/14         2,500          2,650,225
 Gen. Rev.                         A1            5.625        1/01/30         1,650          1,664,306
New Jersey St. Tpke. Auth.,
 Tpke. Rev.,
 Ser. A, M.B.I.A.                  Aaa           5.75         1/01/18         7,500          7,784,475
 Ser. C, M.B.I.A.                  Aaa           6.50         1/01/09         1,000          1,123,590
New Jersey St. Trans. Trust Fund
 Auth.,
 Gen. Rev., M.B.I.A.               NR            11.185(d)    6/15/11         2,475          3,524,895
 Trans. Sys., Ser. A               Aa2           5.75         6/15/20         4,150          4,361,152
 Trans. Sys., Ser. B, M.B.I.A.     Aaa           5.75         6/15/14         3,500          3,649,240
North Brunswick Twnshp.,
 Bd. of Ed., Gen. Oblig.           A3            6.80         6/15/06           350            389,050
 Bd. of Ed., Gen. Oblig.           A3            6.80         6/15/07           350            393,911
 Gen. Oblig.                       A1            6.40         5/15/10           545            571,601
Pohatcong Twnshp. Sch. Dist.,
 F.S.A.                            AAA(c)        5.20         7/15/22         1,960          1,888,009
Port Auth. New York & New
 Jersey, Ser. 96, F.G.I.C.,
 A.M.T.                            Aaa           6.60         10/01/23        2,750          2,949,870
Puerto Rico Commonwealth,
 Cap. Apprec., Gen. Oblig.         Baa1          Zero         7/01/16         2,500          1,081,975
 Cap. Apprec., Gen. Oblig.         Baa1          Zero         7/01/17         3,000          1,219,440
 Cap. Apprec., Pub. Improv.,
 M.B.I.A.                          Aaa           Zero         7/01/19         3,500          1,283,065
Puerto Rico Commonwealth Hwy. &
 Trans. Auth., Trans. Rev.,
 Ser. A, M.B.I.A.                  Aaa           5.00         7/01/38         2,250          2,084,963
 Puerto Rico St. Infrastr.,
 M.B.I.A.                          Aaa           5.00         7/01/28         2,000          1,878,480
Puerto Rico Elec. Pwr. Auth.,
 Pwr. Rev., Ser. 95-X, M.B.I.A.    Aaa           6.00         7/01/12         3,295          3,530,691

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Puerto Rico Ind. Tourist Ed.,
 Med. & Envir. Ctr. Facs., Cogen
 Fac., AES Puerto Rico Proj.,
 A.M.T.                            Baa2          6.625%       6/01/26    $    2,675       $  2,788,500
Puerto Rico Pub. Bldgs. Auth.
 Rev. Gtd., Gov't. Fac., Ser. B,
 F.S.A.                            AAA(c)        5.25         7/01/21         2,250          2,224,553
Puerto Rico Tel. Auth. Rev.,
 Ser. I, M.B.I.A., R.I.B.S.        Aaa           6.42(d)      1/25/07         7,875(e)       8,288,437
Rutgers - The St. Univ. of New
 Jersey, Ser. A                    A1            6.40         5/01/13         2,000          2,248,780
South River Sch. Dist., F.G.I.C.   Aaa           5.00         12/01/15        1,000            985,240
Sparta Twnshp. Sch. Dist.,
 M.B.I.A.                          Aaa           5.75         9/01/14         1,000(e)       1,065,630
Union City Sch. Impvt., F.S.A.     Aaa           6.375        11/01/08        1,545          1,733,521
Union Cnty. Impvt. Auth. Rev.,
 Plainfield Bd. of Ed. Proj.,
 F.G.I.C.                          Aaa           6.25         8/01/14         1,175(e)       1,300,948
 Plainfield Bd. of Ed. Proj.,
 F.G.I.C.                          Aaa           6.25         8/01/15         1,250(e)       1,383,987
 Plainfield Bd. of Ed. Proj.,
 F.G.I.C.                          Aaa           6.25         8/01/16         1,330(e)       1,472,563
 Plainfield Bd. of Ed. Proj.,
 F.G.I.C.                          Aaa           6.25         8/01/17         1,415(e)       1,566,674
Union Cnty. Util. Auth.,
 A.M.B.A.C., A.M.T.                Aaa           5.00         6/15/28         2,000          1,817,360
Virgin Islands Pub. Fin. Auth.
 Rev., Ser. A                      BBB-(c)       6.50         10/01/24          750            776,918
Washington Twnshp. Mun. Utils.
 Auth., Water & Sewer Rev.,
 Cap. Apprec., Ser. A, F.G.I.C.    Aaa           Zero         12/15/22        1,055            300,147
 Cap. Apprec., Ser. A, F.G.I.C.    Aaa           Zero         12/15/25        1,055            251,565
West Windsor Plainsboro Regl.
 Sch. Dist.,
 Gen. Oblig., F.G.I.C.             Aaa           5.50         12/01/13        2,600          2,689,206
 Gen. Oblig., F.G.I.C.             Aaa           5.50         12/01/14        2,700          2,777,733
                                                                                          ------------
Total long-term investments
 (cost $166,466,061)                                                                      $171,922,374
                                                                                          ------------

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  0.9%
Delaware Riv. Port Auth., PA &
 NJ Rev., Muni. Secs. Trust
 Rcpts., Ser. SGA-89, F.S.A.,
 F.R.D.D.                          A-1+(c)       4.35%        9/01/00    $      400       $    400,000
Port Auth. New York & New
 Jersey, Spec. Oblig. Rev.,
 Ser. 4, F.R.D.D.                  VMIG1         4.15         9/01/00           600            600,000
 Ser. 6, F.R.D.D.                  VMIG1         4.15         9/01/00           600            600,000
                                                                                          ------------
Total short-term investments
 (cost $1,600,000)                                                                           1,600,000
                                                                                          ------------
Total investments  99.1%
 (cost $168,066,061; Note 4)                                                               173,522,374
                                                                                          ------------
Other assets in excess of
 liabilities  0.9%                                                                           1,632,153
                                                                                          ------------
Net Assets  100%                                                                          $175,154,527
                                                                                          ------------
                                                                                          ------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    Connie Lee--College Construction Loan Insurance Association.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bonds.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2000.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Assets and Liabilities

                                                                  August 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $168,066,061)                          $ 173,522,374
Cash                                                                      31,575
Interest receivable                                                    2,225,976
Receivable for Series shares sold                                        175,825
Other assets                                                               4,983
                                                                 -----------------
      Total assets                                                   175,960,733
                                                                 -----------------
LIABILITIES
Payable for Series shares reacquired                                     502,594
Dividends payable                                                         90,358
Accrued expenses                                                          84,072
Management fee payable                                                    74,163
Distribution fee payable                                                  48,586
Deferred trustees' fees                                                    6,433
                                                                 -----------------
      Total liabilities                                                  806,206
                                                                 -----------------
NET ASSETS                                                         $ 175,154,527
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $     164,408
   Paid-in capital in excess of par                                  169,725,098
                                                                 -----------------
                                                                     169,889,506
   Accumulated net realized loss on investments                         (191,292)
   Net unrealized appreciation on investments                          5,456,313
                                                                 -----------------
Net assets, August 31, 2000                                        $ 175,154,527
                                                                 -----------------
                                                                 -----------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Assets and Liabilities Cont'd.

                                                                  August 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($122,663,520 / 11,514,785 shares of beneficial interest
      issued and outstanding)                                             $10.65
   Maximum sales charge (3% of offering price)                              0.33
                                                                 -----------------
   Maximum offering price to public                                       $10.98
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($49,994,883 / 4,691,815 shares of beneficial
      interest issued and outstanding)                                    $10.66
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share ($2,385,227
      / 223,848 shares of beneficial interest issued and
      outstanding)                                                        $10.66
   Sales charge (1% of offering price)                                      0.11
                                                                 -----------------
   Offering price to public                                               $10.77
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($110,897 / 10,336 shares of beneficial interest
      issued and outstanding)                                             $10.73
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $  10,931,727
                                                                 -----------------
Expenses
   Management fee                                                        931,841
   Distribution fee--Class A                                             306,432
   Distribution fee--Class B                                             308,233
   Distribution fee--Class C                                              15,579
   Custodian's fees and expenses                                          87,000
   Transfer agent's fees and expenses                                     75,000
   Registration fees                                                      59,000
   Reports to shareholders                                                49,000
   Legal fees and expenses                                                21,000
   Trustees' fees and expenses                                            11,500
   Audit fees                                                             10,000
   Miscellaneous expenses                                                 11,474
                                                                 -----------------
      Total expenses                                                   1,886,059
   Less: Custodian fee credit                                             (3,256)
                                                                 -----------------
      Net expenses                                                     1,882,803
                                                                 -----------------
Net investment income                                                  9,048,924
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                              (222,972)
   Financial futures transactions                                         43,830
                                                                 -----------------
                                                                        (179,142)
Net decrease in unrealized appreciation on investments                   (52,835)
                                                                 -----------------
Net loss on investments                                                 (231,977)
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   8,816,947
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

                       This page intentionally left blank
    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Changes in Net Assets

                                                     Year                 Year
                                                     Ended                Ended
                                                August 31, 2000      August 31, 1999
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $   9,048,924        $  10,122,921
   Net realized gain (loss) on investment
      transactions                                    (179,142)           1,234,336
   Net decrease in unrealized appreciation
      on investments                                   (52,835)         (12,090,901)
                                               -----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                      8,816,947             (733,644)
                                               -----------------    -----------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                       (6,061,898)          (5,851,852)
      Class B                                       (2,890,776)          (4,200,420)
      Class C                                          (92,509)             (66,932)
      Class Z                                           (3,741)              (3,717)
                                               -----------------    -----------------
                                                    (9,048,924)         (10,122,921)
                                               -----------------    -----------------
   Distributions in excess of net investment
      income
      Class A                                               --               (7,898)
      Class B                                               --               (6,230)
      Class C                                               --                  (97)
      Class Z                                               --                   (6)
                                               -----------------    -----------------
                                                            --              (14,231)
                                               -----------------    -----------------
   Tax return of capital distributions
      Class A                                           (3,066)                  --
      Class B                                           (1,607)                  --
      Class C                                              (51)                  --
      Class Z                                               (2)                  --
                                               -----------------    -----------------
                                                        (4,726)                  --
                                               -----------------    -----------------
   Distributions from net realized gains
      Class A                                         (584,921)            (958,970)
      Class B                                         (306,493)            (756,555)
      Class C                                           (9,779)             (11,815)
      Class Z                                             (312)                (714)
                                               -----------------    -----------------
                                                      (901,505)          (1,728,054)
                                               -----------------    -----------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Changes in Net Assets Cont'd.

                                                     Year                 Year
                                                     Ended                Ended
                                                August 31, 2000      August 31, 1999
-------------------------------------------------------------------------------------
Series share transactions (net of share
   conversions)
   (Note 5):
   Net proceeds from shares sold                 $   9,732,263        $  20,755,452
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  5,857,005            7,062,891
   Cost of shares reacquired                       (44,474,004)         (42,677,795)
                                               -----------------    -----------------
   Net decrease in net assets from Series
      share transactions                           (28,884,736)         (14,859,452)
                                               -----------------    -----------------
Total decrease                                     (30,022,944)         (27,458,302)
NET ASSETS
Beginning of year                                  205,177,471          232,635,773
                                               -----------------    -----------------
End of year                                      $ 175,154,527        $ 205,177,471
                                               -----------------    -----------------
                                               -----------------    -----------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements
      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Series (the 'Series') commenced investment operations in March 1988. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
      Securities Valuations:    The Fund values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
      All securities are valued as of 4:15 p.m., New York time.
      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or
    18

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.
loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue
                                                                          19

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.
to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.
      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Custody Fee Credits:    The Series has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated net realized loss on investments by $2,537, and increase paid-in capital by $2,537, due to the sale of securities purchased with market discount during the year ended August 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have reponsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.
    20

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.
      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Series. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50% of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 2000.
      PIMS advised the Series that it has received approximately $9,000 and $7,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Series that during the year ended August 31, 2000, it received approximately $96,100 and $400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
      PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America.
      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was
                                                                          21

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.
 .065 of 1% of the unused portion of the credit facility. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2000.
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $64,100 for the services of PMFS. As of August 31, 2000, approximately $4,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2000, were $50,968,508 and $80,298,730, respectively.
      The cost basis of investments for federal income tax purposes at August 31, 2000 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $5,456,313 (gross unrealized appreciation--$7,716,279; gross unrealized depreciation--$2,259,966).
      For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2000 of approximately $191,292 which will expire in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders until net capital gains have been realized in excess of such amount.
Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
    22

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.
      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      385,474    $  3,979,994
Shares issued in reinvestment of dividends and distributions     370,205       3,843,455
Shares reacquired                                             (2,862,853)    (29,693,117)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (2,107,174)    (21,869,668)
Shares issued upon conversion from Class B                     2,030,267      21,173,413
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (76,907)   $   (696,255)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      985,448    $ 10,991,945
Shares issued in reinvestment of dividends and distributions     362,139       4,029,788
Shares reacquired                                             (1,612,166)    (17,882,857)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (264,579)     (2,861,124)
Shares issued upon conversion from Class B                     1,766,984      19,823,070
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,502,405    $ 16,961,946
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                      463,235    $  4,832,767
Shares issued in reinvestment of dividends and distributions     185,299       1,924,201
Shares reacquired                                             (1,384,128)    (14,372,587)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (735,594)     (7,615,619)
Shares reacquired upon conversion into Class A                (2,030,267)    (21,173,413)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (2,765,861)   $(28,789,032)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      801,429    $  8,959,095
Shares issued in reinvestment of dividends and distributions     265,518       2,960,115
Shares reacquired                                             (2,195,958)    (24,462,541)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,129,011)    (12,543,331)
Shares reacquired upon conversion into Class A                (1,766,556)    (19,823,070)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (2,895,567)   $(32,366,401)
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          23

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       78,161    $    815,601
Shares issued in reinvestment of dividends and distributions       8,328          86,473
Shares reacquired                                                (33,618)       (350,403)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     52,871    $    551,671
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                       67,242    $    749,066
Shares issued in reinvestment of dividends and distributions       6,176          68,659
Shares reacquired                                                (22,179)       (245,690)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     51,239    $    572,035
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                        9,775    $    103,901
Shares issued in reinvestment of dividends and distributions         275           2,876
Shares reacquired                                                 (5,490)        (57,897)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                      4,560    $     48,880
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                        5,027    $     55,346
Shares issued in reinvestment of dividends and distributions         386           4,329
Shares reacquired                                                 (7,771)        (86,707)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     (2,358)   $    (27,032)
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Municipal Series Fund      New Jersey Series
 Financial
                Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
                                                                          25

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   10.67
                                                                 -----------------
Income from investment operations
Net investment income                                                      .52
Net realized and unrealized gain (loss) on investment
transactions                                                               .03
                                                                 -----------------
   Total from investment operations                                        .55
                                                                 -----------------
Less distributions
Dividends from net investment income                                      (.52)
Distributions in excess of net investment income                            --
Tax return of capital distributions                                         --(c)
Distributions from net realized gains on investment
transactions                                                              (.05)
                                                                 -----------------
   Total distributions                                                    (.57)
                                                                 -----------------
Net asset value, end of year                                         $   10.65
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(b):                                                          5.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 122,664
Average net assets (000)                                             $ 122,573
Ratios to average net assets:
   Expenses, including distribution fees                                   .92%
   Expenses, excluding distribution fees                                   .67%
   Net investment income                                                  4.95%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  28%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    26                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.31             $  10.97             $  10.87             $  10.98
----------------     ----------------         --------             --------
         .52                  .53                  .55(a)               .57(a)
        (.55)                 .36                  .29                 (.07)
----------------     ----------------         --------             --------
        (.03)                 .89                  .84                  .50
----------------     ----------------         --------             --------
        (.52)                (.53)                (.55)                (.57)
          --(c)                --                   --(c)                --
          --                   --                   --                   --
        (.09)                (.02)                (.19)                (.04)
----------------     ----------------         --------             --------
        (.61)                (.55)                (.74)                (.61)
----------------     ----------------         --------             --------
    $  10.67             $  11.31             $  10.97             $  10.87
----------------     ----------------         --------             --------
----------------     ----------------         --------             --------
        (.40)%               8.40%                7.97%                4.63%
    $123,692             $114,090             $ 95,729             $ 74,492
    $125,547             $107,206             $ 89,280             $ 61,837
         .84%                 .71%                 .70%(a)              .67%(a)
         .64%                 .61%                 .60%(a)              .57%(a)
        4.66%                4.85%                5.03%(a)             5.19%(a)
          15%                  18%                  25%                  62%

    See Notes to Financial Statements                                     27

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 10.67
                                                                     --------
Income from investment operations
Net investment income                                                     .49
Net realized and unrealized gain (loss) on investment
transactions                                                              .04
                                                                     --------
   Total from investment operations                                       .53
                                                                     --------
Less distributions
Dividends from net investment income                                     (.49)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                        --(c)
Distributions from net realized gains on investment
transactions                                                             (.05)
                                                                     --------
   Total distributions                                                   (.54)
                                                                     --------
Net asset value, end of year                                          $ 10.66
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         5.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $49,995
Average net assets (000)                                              $61,647
Ratios to average net assets:
   Expenses, including distribution fees                                 1.17%
   Expenses, excluding distribution fees                                  .67%
   Net investment income                                                 4.69%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.31             $  10.97             $  10.87             $  10.98
    --------         ----------------     ----------------     ----------------
         .49                  .50                  .50(a)               .53(a)
        (.55)                 .36                  .29                 (.07)
    --------         ----------------     ----------------     ----------------
        (.06)                 .86                  .79                  .46
    --------         ----------------     ----------------     ----------------
        (.49)                (.50)                (.50)                (.53)
          --(c)                --                   --(c)                --
          --                   --                   --                   --
        (.09)                (.02)                (.19)                (.04)
    --------         ----------------     ----------------     ----------------
        (.58)                (.52)                (.69)                (.57)
    --------         ----------------     ----------------     ----------------
    $  10.67             $  11.31             $  10.97             $  10.87
    --------         ----------------     ----------------     ----------------
    --------         ----------------     ----------------     ----------------
        (.71)%               7.97%                7.54%                4.22%
    $ 79,598             $117,099             $144,992             $188,315
    $ 96,542             $128,382             $162,330             $222,235
        1.14%                1.11%                1.10%(a)             1.07%(a)
         .64%                 .61%                 .60%(a)              .57%(a)
        4.35%                4.46%                4.63%(a)             4.80%(a)

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 10.67
                                                                     --------
Income from investment operations
Net investment income                                                     .47
Net realized and unrealized gain (loss) on investment
transactions                                                              .04
                                                                     --------
   Total from investment operations                                       .51
                                                                     --------
Less distributions
Dividends from net investment income                                     (.47)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                        --(c)
Distributions from net realized gains on investment
transactions                                                             (.05)
                                                                     --------
   Total distributions                                                   (.52)
                                                                     --------
Net asset value, end of year                                          $ 10.66
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         4.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 2,385
Average net assets (000)                                              $ 2,077
Ratios to average net assets:
   Expenses, including distribution fees                                 1.42%
   Expenses, excluding distribution fees                                  .67%
   Net investment income                                                 4.45%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
     $11.31               $10.97               $10.87               $10.98
    -------              -------              -------              -------        ---
        .46                  .47                  .48(a)               .50(a)
       (.55)                 .36                  .29                 (.07)
    -------              -------              -------              -------
       (.09)                 .83                  .77                  .43
    -------              -------              -------              -------
       (.46)                (.47)                (.48)                (.50)
         --(c)                --                   --(c)                --
         --                   --                   --                   --
       (.09)                (.02)                (.19)                (.04)
    -------              -------              -------              -------
       (.55)                (.49)                (.67)                (.54)
    -------              -------              -------              -------
     $10.67               $11.31               $10.97               $10.87
    -------              -------              -------              -------
    -------              -------              -------              -------
       (.95)%               7.70%                7.27%                3.96%
     $1,825               $1,354               $1,637               $1,961
     $1,622               $1,274               $1,894               $1,735
       1.39%                1.36%                1.35%(a)             1.32%(a)
        .64%                 .61%                 .60%(a)              .57%(a)
       4.13%                4.21%                4.38%(a)             4.54%(a)

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                     Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $10.75
                                                                      -------
Income from investment operations
Net investment income                                                     .55
Net realized and unrealized gain (loss) on investment
transactions                                                              .03
                                                                      -------
   Total from investment operations                                       .58
                                                                      -------
Less distributions
Dividends from net investment income                                     (.55)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                        --(d)
Distributions from net realized gains on investment
transactions                                                             (.05)
                                                                      -------
   Total distributions                                                   (.60)
                                                                      -------
Net asset value, end of period                                         $10.73
                                                                      -------
                                                                      -------
TOTAL RETURN(c):                                                         5.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $  111
Average net assets (000)                                               $   72
Ratios to average net assets:
   Expenses, including distribution fees                                  .67%
   Expenses, excluding distribution fees                                  .67%
   Net investment income                                                 5.22%

------------------------------
(a) Annualized.
(b) Net of management fee waiver.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(d) Less than $.005 per share.
(e) Commencement of offering of Class Z shares.
    32                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                        Class Z
---------------------------------------------------------------------------------------
          Year Ended August 31,                           December 6, 1996(e)
------------------------------------------                 Through August 31,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
     $11.32                    $10.98                            $11.10
    -------                   -------                           -------
        .54                       .55                               .41(b)
       (.48)                      .36                               .07
    -------                   -------                           -------
        .06                       .91                               .48
    -------                   -------                           -------
       (.54)                     (.55)                             (.41)
         --(d)                     --                                --(d)
         --                        --                                --
       (.09)                     (.02)                             (.19)
    -------                   -------                           -------
       (.63)                     (.57)                             (.60)
    -------                   -------                           -------
     $10.75                    $11.32                            $10.98
    -------                   -------                           -------
    -------                   -------                           -------
        .45%                     8.51%                             4.49%
     $   62                    $   92                            $   15
     $   77                    $   30                            $   10
        .64%                      .61%                              .60%(a)(b)
        .64%                      .61%                              .60%(a)(b)
       4.86%                     4.96%                             5.13%(a)(b)

    See Notes to Financial Statements                                     33

       Prudential Municipal Series Fund      New Jersey Series
             Report of Independent Accountants
To the Shareholders and Board of Trustees of
Prudential Municipal Series Fund, New Jersey Series
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000
    34

       Prudential Municipal Series Fund      New Jersey Series
             Tax Information (Unaudited)
      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2000, dividends paid from net investment income of $.52 per Class A share, $.49 per Class B share, $.47 per Class C share and $.55 per Class Z shares were all federally tax-exempt interest dividends. In addition, the Series paid distributions for Class A, B, C and Z shares totaling $.049 per share comprised of long-term capital gains, which were taxable as 20% rate gains. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended August 31, 2000 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
      In January 2001, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 2000. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended August 31, 2000.

Prudential Municipal Series Fund   New Jersey Series

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
          www.prudential.com   (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Municipal Series Fund   New Jersey Series

      Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

          www.prudential.com    (800) 225-1852

investment adviser's report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Municipal Series Fund     New Jersey Series

       Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The
Fund is required to pay out the bulk of
its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

           www.prudential.com  (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Municipal Series Fund      New Jersey Series

Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 8/31/00

                      One Year    Five Years     Ten Years     Since Inception
With Sales Charge       2.23%    4.52% (4.48)   6.49% (6.28)     6.37% (6.13)
Without Sales Charge    5.39%    5.15% (5.11)   6.81% (6.60)     6.68% (6.44)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten year period. The graph compares a $10,000 investment in the Prudential Municipal Series
Fund/New Jersey Series (Class A shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class A shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 3% was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

            www.prudential.com    (800) 225-1852

Class B    Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 8/31/00

                      One Year    Five Years     Ten Years     Since Inception
With Sales Charge       0.23%    4.64% (4.60)   6.42% (6.21)     6.72% (6.36)
Without Sales Charge    5.23%    4.81% (4.77)   6.42% (6.21)     6.72% (6.36)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal Series
Fund/New Jersey Series (Class B shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class B shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge of 5%, 4%, 3%, 2%, 1%, and 1% for six years was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class
B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. The numbers in the parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund   New Jersey Series

Class C     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 8/31/00

                      One Year    Five Years     Ten Years     Since Inception
With Sales Charge       2.91%    4.34% (4.30)       N/A          4.71% (4.63)
Without Sales Charge    4.96%    4.55% (4.51)       N/A          4.88% (4.80)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/New Jersey Series (Class C shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1994 for Class C shares.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 1% was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge of 1% for 18 months was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2000; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com (800) 225-1852

(GRAPH)

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 8/31/00

                      One Year    Five Years     Ten Years     Since Inception
With Sales Charge       5.66%        N/A            N/A          5.08% (5.05)
Without Sales Charge    5.66%        N/A            N/A          5.08% (5.05)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/New Jersey Series (Class Z shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in December 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.
The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More InformationPrudential Mutual Funds

Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
 Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols       NASDAQ     CUSIP
Class A            PRNJX    74435M788
Class B            PBNJX    74435M796
Class C            PCNJX    74435M531
Class Z            PZNJX    74435M432

MF138E

(LOGO) Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
New Jersey Money Market Series

Fund Type Money market

Objective The highest level of current income that is exempt from New Jersey State and federal income taxes, consistent with liquidity and the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Build on the Rock

Investment Goals and Style
The Prudential Municipal Series Fund/New Jersey
Money Market Series seeks to provide the highest level of current income that is exempt from New
Jersey State and federal income taxes, consistent with liquidity and the preservation of capital. The
Series intends to invest primarily in a portfolio of short-term tax-exempt debt securities with maturities of 13 months or less from the state of New Jersey, its municipalities, local governments, and other qualifying issuers (such as Puerto Rico, Guam, and the U.S. Virgin Islands).
There can be no assurance that the Series will achieve its investment objective.

Money Fund Yield Comparison
(GRAPH)
www.prudential.com     (800) 225-1852

Performance at a Glance

Fund Facts                            As of 8/31/00
                      7-Day     Net Asset    Taxable Equivalent Yield*    Weighted Avg.  Net Assets
                 Current Yld.  Value (NAV)    @31%    @36%    @39.6%       Mat. (WAM)    (Millions)
NJ Money
Market Series        3.42%       $1.00        5.29%   5.71%    6.05%        50 Days         $195
iMoneyNet, Inc.
Tax-Free State
Specific
Avg. (SB &
GP-NJ)**             3.34%       $1.00        5.17%   5.57%    5.91%        57 Days          N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.
Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

*Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**iMoneyNet, Inc. reports the 7-Day Current Yield,
NAV, and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. Tax-Free State
Specific Average (Stock Broker (SB) & General
Purpose (GP)-New Jersey) category as of August 28,
2000.

Weighted Average Maturity Compared to the Average
Money Market Fund
(GRAPH)

(LOGO)                    October 18, 2000

Dear Shareholder,
Municipal money market yields climbed during much of our 12-month reporting period ended August 31, 2000. The catalyst for this trend was the Federal
Reserve's repeated increases in short-term interest rates, which were intended to curb the brisk pace of U.S. economic growth.

The rising-interest-rate environment benefited the
Prudential Municipal Series Fund/New Jersey Money
Market Series by creating attractive investment opportunities. The Series maintained a $1 net asset value per share, and provided a competitive yield. On August 31, 2000, the Series' seven-day current yield was 3.42%, compared with 3.34% for the average New Jersey money market fund as tracked by iMoneyNet, Inc. The following pages explain how the Series was positioned in light of developments in the municipal money market.

High-quality investments can help reduce risk
Having a conservative, high-quality investment alternative, such as a municipal money market fund, made good sense for investors who were concerned about volatile conditions in the financial markets.
Indeed, investors may do well to consider investing in a municipal money market fund as part of their overall investment strategy. For any of life's unexpected events, it is reassuring to have quick access to your money and a tax-exempt investment vehicle that emphasizes safety of principal and liquidity.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund    New Jersey Money Market Series

Annual Report    August 31, 2000

Investment Adviser's Report

Trying to put a lid on inflation
The Federal Reserve (the Fed) raised short-term interest rates four times during our fiscal year that began September 1, 1999. The Fed acted because a rapidly expanding U.S. economy had increased the risk of rising consumer prices and accelerating wages. Hiking rates boosted borrowing costs for businesses and consumers, which the Fed hoped would slow economic growth to a more sustainable pace and help check inflationary pressures.

When the Fed tightens U.S. monetary policy, tax-exempt money market yields also climb, but lag the rise in taxable money market yields. However, strong investor demand for New Jersey money market securities caused their yields to rise more slowly than in the broader tax-exempt money market.
Therefore, we believe our decision to buy longer-term New Jersey money market securities in September 1999 and early October 1999, which was long before the Fed's subsequent rate increase in November 1999, was strategically sound.

Taking advantage of bargains during tax season
The Fed resumed raising short-term interest rates in 2000 as the resilient U.S. economy continued to race ahead. The next rate hikes occurred in February and March 2000. Municipal money market yields climbed even further because the central bank was widely expected to continue increasing short-term rates and because portfolio managers sold securities from late April through early May to satisfy shareholder redemptions during tax season.

As municipal money market yields climbed sharply during this time, we purchased a variety of one-year notes. For example, we bought bond anticipation notes of Jersey City, New Jersey, and temporary notes of Montclair
Township, New Jersey. The notes are backed by bonds whose principal and interest payments are guaranteed by the state of New Jersey under the New
Jersey School Bond Reserve Act or the New Jersey
School Qualified Bond Act.

Prudential Municipal Series Fund    New Jersey Money Market Series

Annual Report    August 31, 2000

Our purchases dramatically lengthened the Series' weighted average maturity (WAM) in May, which positioned the Series significantly longer than the average fund as measured by iMoneyNet, Inc. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held in a portfolio.)

Extending the WAM in order to lock in municipal money market yields in May proved to be a good strategy because yields declined during the remainder of our fiscal year. After the Fed aggressively hiked short-term interest rates in mid-May, data began to show that U.S. economic growth was slowing, which in turn fueled optimism that the Fed would stop raising rates.
Consequently, many investors were willing to accept lower yields (and pay higher prices) for municipal money market securities.

Purchasing municipal asset-backed securities
There were also attractive investment opportunities among municipal asset-backed securities (MABS).
MABS are highly liquid investments structured to help satisfy the growing demand for municipal money market securities. MABS require a higher degree of analysis than more generic investment alternatives.
As a result, MABS offer a higher return, and have been selectively added to the Series' holdings.

Looking Ahead
We plan to keep the Series' WAM longer than that of its competitive average by purchasing attractively priced, longer-term New Jersey money market securities. This strategy should help enhance the Series' yield if, as expected, the Fed leaves short-term rates unchanged for the remainder of the year, and money market yields decline even further.

Prudential New Jersey Money Market Series
Management Team

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2000

                                    Moody's                              Principal
                                    Rating        Interest    Maturity   Amount           Value
Description (a)                     (Unaudited)   Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Brazos River Tex. Hbr. Nav.
 Dist., BASF Corp. Proj.,
 F.R.D.D., Ser. 96, A.M.T.          P-1           4.45%       09/01/00   $    1,250       $  1,250,000
Brick Twnshp.,
 B.A.N., Ser. 2000                  MIG1          4.75        05/11/01        4,912          4,924,989
 Impvt., Ser. 2000, F.S.A.          NR            5.25        05/01/01          712            715,645
Burlington Cnty.,
 B.A.N., Ser. 2000C                 NR            4.625       04/20/01        3,000          3,007,160
 G.O., Ser. 96                      NR            5.20        10/01/00        1,700          1,701,567
Camden Cnty. Impvt. Auth. Rev.,
 Senior Redev., Harvest Village
 Proj., Ser. 99A, F.R.D.D.          A-1+(c)       4.00        09/01/00        3,000          3,000,000
Cranford Twnshp., B.A.N.            NR            4.35        03/16/01        2,000          2,001,540
Delaware River Port Auth.,
 Merlots, Ser. OO-K, F.R.W.D.,
 F.S.A.                             VMIG1         4.27        09/05/00        4,000          4,000,000
 Ser. A89, F.R.D.D., F.S.A.         A-1+(c)       4.35        09/01/00        1,300          1,300,000
Essex Cnty. Impvt. Auth. Rev.,
 Cnty. Correctional Fac., Ser.
 SSP37, F.R.W.D., F.G.I.C.          VMIG1         4.03        09/06/00        5,000          5,000,000
Fairfield Twnshp., G.O., Ser. OO,
 F.G.I.C.                           NR            5.375       01/15/01          330            331,454
Gloucester Cnty., Ind. Poll.
 Ctrl. Fin. Auth. Rev., Monsanto
 Co. Proj., Ser.92, F.R.W.D.        P-1           4.05        09/06/00        2,500          2,500,000
Hackensack Twnshp., G.O., B.A.N.    NR            5.25        06/01/01        3,568          3,578,675
Hudson Cnty. Impvt. Auth. Rev.,
 Pooled Gov't. Loan Prog.,
 Ser. 86, F.R.W.D.                  A-1(c)        4.10        09/07/00        1,245          1,245,000
Hudson Cnty., Correctional Fac.,
 Ser. 99-A9, Reg. D, F.R.W.D.,
 M.B.I.A.                           VMIG1         4.55        09/06/00        8,000          8,000,000
Irvington Twnshp., G.O., B.A.N.     MIG1          4.875       03/23/01          659            661,220
Jersey City,
 B.A.N.                             SP-1+(c)      4.25        09/15/00        1,000          1,000,000

    See Notes to Financial Statements                                      5

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                    Moody's                              Principal
                                    Rating        Interest    Maturity   Amount           Value
Description (a)                     (Unaudited)   Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
 G.O., B.A.N.                       SP-1+(c)      4.75%       01/12/01   $    7,000       $  7,013,914
 Qual. Public Impvt., Ser. B,
 M.B.I.A.                           Aaa           5.125       09/01/00        1,050          1,050,000
 Qual. Sch., Ser. A, F.S.A.         Aaa           5.25        09/01/00          550            550,000
Linden, G.O., B.A.N., Ser. 2000     NR            5.25        06/12/01        2,790          2,801,385
Manalapan Twnshp., B.A.N., Ser.
 1999A                              NR            4.25        10/13/00        2,424          2,425,321
Monmouth Cnty. Impvt. Auth.,
 Sewage Fac., Ser. 91               NR            6.75        02/01/01        2,000(e)       2,059,813
Monroe Twnshp., Mun. Util. Auth.
 Rev., Ser. 93B, M.B.I.A.           NR            4.40        02/01/01          380            380,148
Montclair Twnshp.,
 B.A.N.                             NR            5.35        05/18/01        1,900          1,905,770
 Temporary Nts.                     NR            5.25        05/18/01        4,900          4,913,247
Morris Twnshp., B.A.N.              NR            4.25        09/20/00        4,801          4,802,249
New Brunswick, Temporary Nts.       NR            4.80        08/31/01        4,000          4,019,160
New Jersey Health Care Fac. Fin.
 Auth. Rev., Hackettstown, Ser.
 OO, F.R.W.D.                       VMIG1         3.90        09/06/00        1,000          1,000,000
New Jersey Hsg. & Mtg. Fin. Agy.,
 Eagle Tax Exempt, Trust 92A,
 Ser. 3001, F.R.W.D.                A-1+(c)       4.18        09/07/00        3,080          3,080,000
New Jersey Sports & Expo. Auth.,
 Ser. OOA                           NR            4.75        03/01/01        1,545          1,549,073
New Jersey St. Transit Corp.,
 Capital Grant Anticipation Nts.,
 Ser. A, F.S.A.                     Aaa           4.25        09/01/00        2,500          2,500,000
New Jersey St. Econ. Dev. Auth.,
 865 Centennial Ave. Proj., Ser.
 85, F.R.W.D., A.M.T.               A-1+(c)       4.38        09/07/00        1,900          1,900,000
 AFL Qual. Inc. Proj., F.R.W.D.,
 A.M.T.                             A-1(c)        4.25        09/06/00        4,000          4,000,000
 AIRIS Newark, Ser. 1998,
 F.R.W.D., A.M.B.A.C.               A-1+(c)       4.15        09/07/00       10,900         10,900,000
 Alpha Assoc. & Avallone, Ser.
 98, F.R.W.D.                       A-1(c)        4.25        09/06/00        2,560          2,560,000

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                    Moody's                              Principal
                                    Rating        Interest    Maturity   Amount           Value
Description (a)                     (Unaudited)   Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
 Bayshore Hlth. Care, Ser. 98A,
 F.R.W.D.                           VMIG1         4.25%       09/07/00   $    3,800       $  3,800,000
 Davidson Ave. Assoc. Ltd.,
 Ser. 84, F.R.W.D., A.M.T.          A-1+(c)       4.38        09/07/00        2,500          2,500,000
 Dock Fac. Rev., Bayonne I.M.T.T.
 Proj., 93C, F.R.D.D.               VMIG1         4.05        09/01/00        1,000          1,000,000
 Elizabeth Twn. Wtr. Co.,
 Ser. B, F.R.W.D., A.M.B.A.C.,
 A.M.T.                             A-1+(c)       4.20        09/06/00        7,400          7,400,000
 Fin. Assoc. L.P., Ser. 97,
 F.R.W.D.                           A-1+(c)       4.33        09/07/00        3,952          3,952,000
 GSA Bldg. Assoc. Ltd., Ser. 85,
 F.R.W.D., A.M.T.                   A-1+(c)       4.38        09/07/00        4,200          4,200,000
 Jewish Home At Rockliegh, Ser.
 98A, F.R.W.D.                      VMIG1         4.15        09/01/00       10,000         10,000,000
 Kent Place, Ser. 92L, F.R.W.D.     VMIG1         4.25        09/07/00        1,600          1,600,000
 Michael Shalit Proj., Ser. 93,
 F.R.D.D.                           NR            4.10        09/01/00          915            915,000
 National Refridgerants, Ser.
 94A, F.R.W.D., A.M.T.              P-1           4.35        09/06/00          200            200,000
 New Jersey Natural Gas Co.
 Proj., Ser 98B, F.R.W.D.,
 A.M.B.A.C., A.M.T.                 P-1           3.85        09/06/00          800            800,000
 NUI Corp. Proj., Natural Gas
 Facs. Rev., Ser. 96A, F.R.D.D.,
 A.M.B.A.C., A.M.T.,                VMIG1         4.15        09/01/00          200            200,000
 Office Court Assoc. Proj., Ser.
 89, F.R.W.D., A.M.T.               A-1(c)        4.30        09/06/00        2,950          2,950,000
 Owens Drive Bldg. Ltd., Ser. 84,
 F.R.W.D., A.M.T.                   A-1+(c)       4.38        09/07/00        1,200          1,200,000
 Owens Drive Bldg. Ltd., Ser. 90,
 F.R.W.D., A.M.T.                   A-1+(c)       4.38        09/07/00        1,450          1,450,000
 Peddie Sch. Proj., Ser. 94B,
 F.R.W.D.                           A-1(c)        4.15        09/07/00        3,000          3,000,000
 Raritan Bldg. Assoc. Ltd., Ser.
 85, F.R.W.D.                       A-1+(c)       4.33        09/07/00        3,500          3,500,000

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                    Moody's                              Principal
                                    Rating        Interest    Maturity   Amount           Value
Description (a)                     (Unaudited)   Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
 V.P.R. Commerce Ctr., Ser. 89,
 F.R.W.D.                           A-1(c)        4.15%       09/07/00   $    6,300       $  6,300,000
 Volvo America Corp., Ser. 84,
 F.R.W.D.                           NR            4.62        09/06/00        1,500          1,500,000
 West Essex Assoc. Ltd., Ser. 84,
 F.R.W.D.                           A-1+(c)       4.33        09/07/00        1,300          1,300,000
New Jersey St. Tpke. Auth. Rev.,
 Merlots, Ser. OO-EEE, F.R.W.D.,
 M.B.I.A.                           VMIG1         4.27        09/05/00        5,000          5,000,000
 Ser. 91D, F.R.W.D., F.G.I.C.       VMIG1         4.10        09/06/00        4,600          4,600,000
Ocean Cnty. Util. Auth.,
 Wastewater Rev., G.O., Ser. 1997   NR            5.00        01/01/01          500            501,286
Parish of Ascension, BASF Corp.
 Proj., Ser. 1998, F.R.D.D.,
 A.M.T.                             P-1           4.45        09/01/00        2,200          2,200,000
Port Auth. of New York & New
 Jersey,
 Merlots, Ser. OOZ, M.B.I.A.,
 A.M.T.                             VMIG1         4.32        09/05/00        4,995          4,995,000
 Ser. 93-2, F.R.W.D.                NR            4.179       09/05/00        8,000          8,000,000
 Spec. Oblig. Rev., Ser. 6,
 F.R.D.D., A.M.T.                   VMIG1         4.15        09/01/00        5,800          5,800,000
Ridgewood Village, G.O.             NR            4.90        10/01/00          720            720,659
Rutgers St. Univ., Univ. Rev.,
 Ser. P                             NR            6.85        05/01/01        3,050          3,161,591
Trenton Sch. Dist., G.O., F.S.A.    NR            5.25        03/01/01          175            175,882
Union Cnty., G.O.                   NR            6.50        02/01/01        1,000          1,029,150
                                                                                          ------------
Total Investments  101.1%
 (Amortized cost $197,577,898;
 (d))                                                                                      197,577,898
Liabilities in excess of other
 assets  (1.1%)                                                                             (2,117,463)
                                                                                          ------------
Net Assets  100%                                                                          $195,460,435
                                                                                          ------------
                                                                                          ------------

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
  A.M.B.A.C.--American Municipal Bond Assurance Corporation.
  A.M.T.--Alternative Minimum Tax.
  B.A.N.--Bond Anticipation Note.
  F.G.I.C.--Financial Guaranty Insurance Company.
  F.R.D.D.--Floating Rate (Daily) Demand Note (b).
  F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
  F.S.A.--Financial Security Assurance.
  G.O.--General Obligation.
  M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial statement purposes.
(e) Pre-refunded security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Statement of Assets and Liabilities

                                                                  August 31,  2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value     $ 197,577,898
Cash                                                                      42,542
Interest receivable                                                    1,935,732
Receivable for Series shares sold                                      1,521,670
Deferred expenses and other assets                                         3,862
                                                                 -----------------
      Total assets                                                   201,081,704
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                      4,019,160
Payable for Series shares reacquired                                   1,422,652
Management fee payable                                                    85,887
Dividends payable                                                         75,145
Distribution fee payable                                                  11,640
Deferred trustee's fee                                                     6,434
Accrued expenses and other liabilities                                       351
                                                                 -----------------
      Total liabilities                                                5,621,269
                                                                 -----------------
NET ASSETS                                                         $ 195,460,435
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                $   1,954,604
   Paid-in capital in excess of par                                  193,505,831
                                                                 -----------------
Net assets, August 31, 2000                                        $ 195,460,435
                                                                 -----------------
                                                                 -----------------
Net asset value, offering price and redemption price per share
   ($195,460,435 / 195,460,435 shares of beneficial interest
   issued and outstanding; unlimited number of shares
   authorized)                                                             $1.00
                                                                 -----------------
                                                                 -----------------

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $   7,748,826
                                                                 -----------------
Expenses
   Management fee                                                      1,023,487
   Distribution fee                                                      255,872
   Custodian's fees and expenses                                          70,000
   Transfer agent's fees and expenses                                     55,000
   Reports to shareholders                                                36,000
   Registration fees                                                      14,000
   Legal fees and expenses                                                14,000
   Trustees' fees and expenses                                             9,000
   Audit fee                                                               8,000
   Miscellaneous                                                           8,308
                                                                 -----------------
      Total expenses                                                   1,493,667
Less: Custodian fee credit (Note 1)                                      (20,274)
                                                                 -----------------
    Net expenses                                                       1,473,393
                                                                 -----------------
Net investment income                                                  6,275,433
                                                                 -----------------
Realized Gain on Investments
Net realized gain on investment transactions                               4,796
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   6,280,229
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Statement of Changes in Net Assets

                                                      Year             Year Ended
                                                      Ended            August 31,
                                                 August 31, 2000          1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $     6,275,433     $    5,209,801
   Net realized gain on investment
      transactions                                         4,796                 --
                                                -----------------    --------------
   Net increase in net assets resulting from
      operations                                       6,280,229          5,209,801
                                                -----------------    --------------
Dividends and distributions to shareholders
(Note 1)                                              (6,280,229)        (5,209,801)
                                                -----------------    --------------
Series share transactions (at $1 per share)
   Net proceeds from shares subscribed               868,442,991        772,444,020
   Net asset value of shares issued in
      reinvestment of dividends                        6,087,872          5,083,846
   Cost of shares reacquired                        (886,074,658)      (771,438,504)
                                                -----------------    --------------
   Net increase (decrease) in net assets from
      Series share transactions                      (11,543,795)         6,089,362
                                                -----------------    --------------
Total increase (decrease)                            (11,543,795)         6,089,362
NET ASSETS
Beginning of year                                    207,004,230        200,914,868
                                                -----------------    --------------
End of year                                      $   195,460,435     $  207,004,230
                                                -----------------    --------------
                                                -----------------    --------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Notes to Financial Statements
      Prudential Municipal Series Fund (the 'Fund') is registered under the

Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Money Market Series (the 'Series') commenced investment operations on December 3, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New Jersey state and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities maturing within 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      All securities are valued as of 4:30 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Dividends:    The Series declares daily dividends from net investment
income and net realized short-term capital gains or losses. Payment of dividends is made monthly.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
                                                                          13

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Notes to Financial Statements Cont'd.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisors fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series shares. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

      PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $52,600 for the services of PMFS. As of August 31, 2000, approximately $4,100 of such fees were due to PMFS. Transfer

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Notes to Financial Statements Cont'd.

agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
                                                                          15

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Financial Highlights

                                                                       Year
                                                                       Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    1.00
Net investment income and net realized gains                               .03
Dividends and distributions                                               (.03)
                                                                 -----------------
Net asset value, end of year                                         $    1.00
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                          3.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 195,460
Average net assets (000)                                             $ 204,697
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
   fees                                                                    .72%
   Expenses, excluding distribution fee and service (12b-1)
   fees                                                                    .59%
   Net investment income                                                  3.07%

------------------------------
(a) Total return includes reinvestment of dividends and distributions.
    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Financial Highlights Cont'd.

                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
         .03                  .03                  .03                  .03
        (.03)                (.03)                (.03)                (.03)
----------------     ----------------     ----------------     ----------------
    $   1.00             $   1.00             $   1.00             $   1.00
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        2.52%                2.87%                2.82%                2.92%
    $207,004             $200,915             $199,472             $181,396
    $209,479             $198,647             $196,223             $192,617
         .72%                 .73%                 .73%                 .70%
         .59%                 .60%                 .60%                 .57%
        2.49%                2.82%                2.78%                2.89%

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New Jersey Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income of $.03 per share were federally tax-exempt interest dividends.
                                                                          19

Prudential Municipal Series Fund    New Jersey Money Market Series

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund
Target Funds
    International Equity Fund

balanced/allocation funds
Prudential Diversified Funds
    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
www.prudential.com            (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
    Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
Prudential Municipal Series Fund
    Florida Series
    Massachusetts Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
    Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols    NASDAQ     CUSIP
                PNJXX    74435M762

MF147E

(ICON)   Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
New York Series

Fund Type    Municipal Bond

Objective    Maximize current income that is exempt
from New York State, New York City, and federal income taxes, consistent with the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Investment Goals and Style
The Prudential Municipal Series Fund/New York
Series' investment objective is to maximize current income that is exempt from New York State, New York
City, and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

    Expressed as a percentage of total investments
as of 8/31/00
        45.8%   Revenue Bonds
        40.7    General Obligation Bonds
        11.8    Prerefunded
         0.2    Miscellaneous
         1.5    Cash Equivalents

Credit Quality

    Expressed as a percentage of total investments
as of 8/31/00
        9.2%    AAA
        12.0    AA
        26.6    A
         9.4    BBB
         1.5    BB
        32.3    Insured
         7.5    Not Rated*
         1.5    Cash Equivalents

*Unrated bonds are believed to be of
comparable quality to permissible
investments by the Series.

Ten Largest Issuers

    Expressed as a percentage of
    net assets as of 8/31/00
        7.7%   New York City General Obligation*
        6.2    Metropolitan Transportation
               Authority Facs. Revenue
        5.8    New York State Dorm.
               Authority Revenue
        4.0    Metropolitan Transportation
               Authority New York Service Contract
        3.9    New York State Local
               Government Assistance Corp.
        3.4    New York State Urban
               Development Corp. Revenue
        2.5    Puerto Rico Commonwealth
        2.4    City of Elmira Water Improvement
        2.4    Long Island Power Authority
        2.4    New York City
               Transitional Finance Authority

*Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

www.prudential.com         (800) 225-1852

Performance at a Glance

Cumulative Total Returns1    As of 8/31/00
            One          Five               Ten              Since
            Year         Years             Years           Inception2
Class A     6.17%    30.32% (30.10)    96.75% (96.42)    100.76% (100.41)
Class B     5.99     28.17  (27.95)    89.58  (89.25)    214.77  (213.95)
Class C     5.73     26.59  (26.37)         N/A           35.54   (35.31)
Class Z     6.53         N/A                N/A           20.67   (20.57)
Lipper NY
Muni Debt
Fund Avg.3  5.29         27.83             91.76              ***

Average Annual Total Returns1    As of 9/30/00
           One         Five             Ten           Since
           Year        Years           Years        Inception2
Class A    2.49%    4.52% (4.50)    6.69% (6.67)    6.37% (6.35)
Class B    0.40     4.63  (4.61)    6.61  (6.59)    7.36  (7.34)
Class C    3.09     4.32  (4.31)        N/A         4.75  (4.72)
Class Z    5.92          N/A            N/A         4.85  (4.83)

Distributions and Yields    As of 8/31/00
       Total Distributions    30-Day   Taxable Equivalent Yield4 at Tax Rates of
        Paid for 12 Months   SEC Yield        36%                    39.6%
Class A    $0.58               4.45%         7.46%                   7.91%
Class B    $0.55               4.33          7.26                    7.70
Class C    $0.52               4.05          6.79                    7.20
Class Z    $0.61               4.83          8.10                    8.58

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B,
9/13/84; Class C, 8/1/94; and Class Z, 12/6/96.

3 Lipper Average returns are for all funds in each share class for the one-, five-, and ten-year periods in the New York Municipal Debt Fund category. Single-state Municipal Debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 97.36% for
Class A, 236.00% for Class B, 37.29% for Class C, and 17.14% for Class Z, based on all funds in each share class.

(LOGO)                    October 18, 2000

Dear Shareholder,
During our fiscal year ended August 31, 2000, share classes of the Prudential Municipal Series Fund/New
York Series, without considering the initial sales charge, performed better than their benchmark
Lipper Average, which is not subject to sales charges. The Series performed well, despite the very volatile conditions in the municipal bond market.

Municipal bond prices began to fall early in our fiscal year because the Federal Reserve (the Fed) repeatedly increased short-term interest rates to slow a rapidly expanding U.S. economy. However, higher interest rates and strong economic growth caused issuance of municipal bonds to decline at a time when many investors sought the tax-exempt income provided by these securities. This strong investor demand helped municipal bond prices end the 12 months higher.

Amid these shifting market conditions, Prudential's
Municipal Bond sector team took advantage of changing investment opportunities. The team accomplished this by skillfully managing the risk that fluctuating interest rates could pose to the Series' securities, by evaluating bond issuers' ability to make timely principal and interest payments, and by identifying undervalued bonds.

We discuss developments in the municipal bond market and explain the Series' investments on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future investment needs.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund      New York Series

Annual Report    August 31, 2000

Investment Adviser's Report

Municipal bonds gained amid volatile market conditions
Prices of municipal bonds went on a roller coaster ride during our fiscal year that began September 1, 1999. They ended the 12 months higher as investors hurriedly bought a shrinking supply of newly issued tax-exempt securities. Furthermore, prices of munis finished the 12 months higher on the belief that the Federal Reserve was nearly through with its latest round of increases in short-term interest rates.

The Fed raised short-term rates four times during our fiscal year out of concern that an overheated
U.S. economy might ignite higher inflation via rising consumer prices and accelerating wages. By lifting short-term rates, the Fed pushed borrowing costs higher for businesses and consumers, hoping it would slow economic growth to a more sustainable pace and check inflationary pressures.

Timely duration moves
The trend toward higher short-term rates had initially led investors to require higher yields on municipal securities (and lower prices). In order to reduce our portfolio's sensitivity to the rise in interest rates, we lowered the Series' duration in the early autumn of 1999. (Duration measures how much a portfolio's bonds will fluctuate in price for a given change in interest rates. It is expressed in years.)

As the year 2000 began, we expected the Fed to continue tightening monetary policy. We also believed that further rate increases would ultimately be viewed as positive by the bond market because they would show the Fed's determination to fight inflation. With this in mind, we began to lengthen the Series' duration in January 2000, which enabled the Series to benefit more fully as prices of munis rallied later in the year. Our timely adjustments to the Series' duration was an important reason that, without considering sales charges, the Series' share classes outperformed their benchmark Lipper Average, which is not subject to sales charges.

Prudential Municipal Series Fund      New York Series

Annual Report    August 31, 2000

Municipal bonds beat stocks
The municipal bond rally picked up steam in the spring of 2000 after the Fed aggressively raised rates in mid-May. Data indicated that economic growth was moderating. This, in turn, fueled optimism that the Fed would not have to continue hiking rates during the remainder of 2000.
Consequently, many investors willingly paid higher prices for munis and accepted lower yields. Their strong demand for tax-exempt bonds enabled the Lehman Municipal Bond Index to return 7.56% for the first eight months of 2000, compared with only
4.10% for the Standard & Poor's 500 Composite Stock
Price Index.

While investors scrambled to buy municipal bonds, the supply of newly issued munis dwindled. Many state and local governments accumulated such hefty cash reserves during the long U.S. economic expansion that their borrowing needs declined, which led to decreased issuance of tax-exempt bonds. In addition, the supply of new issues due to refunding activity shrank because many state and local governments had already replaced higher-cost debt securities with lower-cost bonds to save on interest expenses.

Big Apple general obligation bonds upgraded
New York State was no exception to this trend. The volume of newly issued tax-exempt bonds in the Empire State from August 31, 1999 to August 31,
2000 fell 12% compared with the same period a year earlier, according to Thomson Financial Securities
Data. Favorable economic conditions were among the factors that prompted Moody's Investors Service to upgrade its rating of New York City general obligation bonds to A2 from A3 on August 8, 2000.
Shortly after our fiscal year ended, Standard and Poor's Corporation also upgraded the bonds to A from A minus on September 13, 2000. This is the highest rating S&P has given the bonds in more than 25 years.

During our fiscal year, prices of New York City general obligation bonds rallied strongly relative to many other New York issues. The Series benefited from this trend as New York City general obligation bonds accounted for 7.7% of its total investments as of August 31, 2000, its largest holding.

www.prudential.com            (800) 225-1852

We also owned bonds of the New York State Dormitory
Authority issued for New York University. These
AAA-rated insured bonds performed well, in part, because they are noncallable. That is, even if interest rates continue to fall (and municipal bond prices rise), New York University cannot replace the bonds with lower-cost bonds to save on interest expenses. This is good for bondholders. They do not have to worry about having their bond snatched away ahead of maturity, which would force them to reinvest their money in a lower interest rate environment.

Looking Ahead
Several factors could keep the rally of municipal
bond prices on track. As the Fed rate hikes work
their way through the economy, economic growth
could continue to moderate, allowing further
declines in bond yields and gains in bond prices.
Even if the economic expansion does not slow enough
to satisfy the Fed, the central bank may resume
tightening monetary policy.   This could further
reassure the bond market of the Fed's determination to fight inflation.

We also expect further gains in tax-exempt bond prices because demand for munis will likely continue to outpace supply for some time. We believe this imbalance will persist due to the aging population's higher preference for tax-exempt, fixed-income products, and the declining supply of long-term debt securities in general. In the near term, however, two risks to this bullish scenario are the proposals or policies that may come out of the U.S. Presidential election and the extent of price increases for energy. Uncertainty about these factors may make investors somewhat reluctant to continue driving prices of tax-exempt securities higher. However, uncertainty could also make munis more attractive as a means to reduce risks in the context of a broader portfolio.

Prudential Municipal Series Fund Management Team

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2000

                                     Moody's                              Principal
                                     Rating         Interest   Maturity   Amount          Value
Description (a)                      (Unaudited)    Rate       Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.7%
----------------------------------------------------------------------------------------
Albany Mun. Wtr. Fin. Auth. Wtr. &
 Swr. Sys. Rev.,
 Cap. Apprec., Ser. A, F.G.I.C.      Aaa            Zero       12/01/20   $    2,165      $    708,907
 Cap. Apprec., Ser. A, F.G.I.C.      Aaa            Zero       12/01/21        1,160           357,234
 Cap. Apprec., Ser. A, F.G.I.C.      Aaa            Zero       12/01/22          560           162,456
City of Buffalo, School, Gen.
 Oblig., Ser. E, F.S.A.              Aaa            6.00%      12/01/16        1,100         1,174,888
City of Elmira, Wtr. Impvt., Ser.
 96 B, A.M.B.A.C.                    Aaa            5.95       03/01/16        5,395         5,640,580
City of New Rochelle Ind. Dev.
 Agcy.,
 Coll. of New Rochelle               Baa2           6.63       07/01/12          500(c)        528,950
 Coll. of New Rochelle               Baa2           6.75       07/01/22        2,000(c)      2,120,160
Dutchess Cnty. Agcy. Civic Fac.
 Rev.                                A3             5.75       08/01/30        4,000         3,982,800
Greece Central School District,
 F.G.I.C.                            Aaa            6.00       06/15/16          950         1,032,156
 F.G.I.C.                            Aaa            6.00       06/15/17          950         1,030,987
 F.G.I.C.                            Aaa            6.00       06/15/18          950         1,030,494
Islip Res. Rec., Ser. B,
 A.M.B.A.C., A.M.T.                  Aaa            7.20       07/01/10        1,745         2,042,557
Jefferson Cnty. Ind. Dev. Agcy.,
 Solid Waste Disp. Rev., A.M.T.      Baa1           7.20       12/01/20        1,500         1,564,155
Long Island Pwr. Auth., Elect.
 Sys. Rev.,
 Cap. Apprec., F.S.A.                Aaa            Zero       06/01/20        4,000         1,328,400
 Cap. Apprec., F.S.A.                Aaa            Zero       06/01/24        6,335         1,655,906
 Cap. Apprec., F.S.A.                Aaa            Zero       06/01/27        7,955         1,744,293
 Cap. Apprec., F.S.A.                Aaa            Zero       06/01/29        5,000           974,400

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating         Interest   Maturity   Amount          Value
Description (a)                      (Unaudited)    Rate       Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Met. Trans. Auth. Facs. Rev.,
 Cap. Apprec., Ser. N, F.G.I.C.      Aaa            Zero       07/01/13   $    4,000      $  2,082,880
 Commuter Facs., Ser. A, F.G.I.C.    Aaa            5.60%      07/01/09          500           528,835
 Commuter Facs., Ser. A, F.G.I.C.    Aaa            5.70       07/01/10        1,000         1,060,790
 Trans. Facs. Rev., Ser. A, F.S.A.   Aaa            5.60       07/01/09        2,900         3,067,243
 Trans. Facs. Rev., Ser. A, F.S.A.   Aaa            5.70       07/01/10        4,600         4,879,634
 Trans. Facs. Rev., Ser. N,
 F.G.I.C.                            Aaa            Zero       07/01/12        5,575         3,089,888
Met. Trans. Auth., New York Svc.
 Contract,
 Cap. Apprec., Ser. 7, M.B.I.A.      Aaa            Zero       07/01/08        6,935         4,797,425
 Commuter Facs., Ser. O              Baa1           5.50       07/01/17        2,500         2,524,450
 Trans. Facs. Rev., Ser. O           Baa1           5.75       07/01/13        1,975         2,079,418
Mount Vernon Ind. Dev. Agcy.,
 Wartburg Senior Hsg. Inc.           NR             6.15       06/01/19          800           696,440
New York City Ind. Dev. Agcy.,
 Civic Touro College Proj., Ser. A   Ba2            6.35       06/01/29        3,700         3,569,057
 Laguardia Assoc., Ltd.
 Partnership Proj.                   NR             6.00       11/01/28        2,000         1,714,020
New York City Ind. Dev. Agcy.,
 Spec. Fac. Rev.,
 Brooklyn Navy Yard Part., A.M.T.    Baa3           5.65       10/01/28        1,900         1,733,560
 Brooklyn Navy Yard Part.,
 Cogen Proj.                         Baa3           5.75       10/01/36        4,000         3,661,400
 U.S.T.A. National Tennis Center
 Proj., F.S.A.                       Aaa            6.38       11/15/14        1,000         1,076,430
 Y.M.C.A. Of Greater N.Y. Proj.      Aaa            8.00       08/01/16        1,305(c)      1,371,150
New York City, Gen. Oblig.,
 Ser. A                              A2             6.00       05/15/30        1,000         1,031,130
 Ser. B                              A2             7.50       02/01/01        4,000         4,051,520
 Ser. C, M.B.I.A.                    Aaa            5.38       11/15/27        5,170         5,008,748
 Ser. D                              Aaa            8.00       08/01/03        2,450(c)      2,567,649
 Ser. D                              A2             8.00       08/01/03           50            52,230
 Ser. D                              Aaa            7.70       02/01/09        2,995(c)      3,177,905
 Ser. D                              A2             7.70       02/01/09           45            47,476
 Ser. F                              Aaa            8.20       11/15/03        2,760(c)      2,926,594
 Ser. F                              A2             8.20       11/15/03          240           253,430

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating         Interest   Maturity   Amount          Value
Description (a)                      (Unaudited)    Rate       Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
New York City, Gen. Oblig.,
 Ser. G                              A2             5.88%      10/15/14   $    2,500      $  2,613,500
 Ser. I                              A2             6.10       04/15/10          565(c)        619,087
 Ser. I                              A2             6.10       04/15/10        1,435         1,540,860
 Ser. I                              A2             6.25       04/15/27        3,475(c)      3,837,199
 Ser. I                              A2             6.25       04/15/27        2,525         2,633,095
New York City Mun. Fin. Auth.,
 Wtr. & Swr. Sys. Rev., Ser. B       Aa3            6.00       06/15/33        2,600         2,700,178
New York City Transitional Fin.
 Auth. Rev.,
 Ser. C                              Aa3            5.00       05/01/29        5,000         4,547,450
 Ser. B                              Aa3            6.00       11/15/29        1,000         1,044,400
New York St. Dorm. Auth. Rev.,
 Albany Cnty. Airport                Baa1           5.25       04/01/17        3,760         3,622,760
 Cap. Apprec. Court Facs.,
 A.M.B.A.C.                          Aa1            Zero       08/01/23        4,500         1,232,955
 City Univ. Refunding Bonds          Baa1           6.00       07/01/14        6,500         6,959,290
 City Univ. Sys. Cons., Ser. D       Baa1           7.00       07/01/09        1,880         2,078,585
 Coll. & Univ. Ed., M.B.I.A.,
 A.M.T.                              Aaa            Zero       07/01/04        2,255         1,895,643
 Ins. Marymount Manhattan College    AA(b)          6.38       07/01/15        1,875         2,031,506
 Ins. Marymount Manhattan College    AA(b)          6.38       07/01/16        1,975         2,135,489
 Ins. Marymount Manhattan College    AA(b)          6.38       07/01/17        2,080         2,244,445
 Ins. New York Univ., Ser. A,
 M.B.I.A.                            Aaa            5.75       07/01/27        5,000         5,242,450
 Mental Hlth. Svcs. Facs. Impvt.,
 Ser. B                              A3             6.50       08/15/11        3,000         3,384,090
 Mount Sinai Health, Ser. A          Baa1           6.50       07/01/25        2,000         2,109,600
 St. Univ. Edl. Facs., Ser. A        A3             5.25       05/15/15        8,600         8,669,574
New York St. Energy Resch. & Dev.
 Auth. Rev.,
 Brooklyn Union Gas Co., Ser. B,
 M.B.I.A., A.M.T.                    Aaa            6.75       02/01/24        2,000         2,101,500
 Con. Edison Co., Ser. A, A.M.T.     A1             7.50       01/01/26        4,775         4,833,542
New York St. Environ. Facs. Corp.,
 Poll. Ctrl. Rev., Ser. E            Aaa            6.50       06/15/14           35            36,243

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating         Interest   Maturity   Amount          Value
Description (a)                      (Unaudited)    Rate       Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
New York St. Hsg. Fin. Agcy. Rev.,
 Ser. A,
 Multifamily Hsg.                    Aa1            7.05%      08/15/24   $    1,000      $  1,042,150
 St. Univ. Constr., E.T.M.           Aaa            8.00       05/01/11        3,600         4,432,932
New York St. Local Gov't. Assist.
 Corp.,
 Ser. C                              A3             Zero       04/01/14        8,882         4,370,211
 Ser. E                              A3             6.00       04/01/14        5,385         5,855,541
New York St. Med. Care Facs. Fin.
 Agcy. Rev.,
 Mental Hlth. Svcs., Ser. A          A3             7.50       08/15/07          310(d)        319,892
 New York Hosp., Ser. A,
 A.M.B.A.C., F.H.A.                  Aaa            6.50       08/15/29        3,000(d)      3,301,740
New York St. Mun. Bond Bank Agcy.,
 Spec. Proj. Rev., Ser. A            AAA            6.75       03/15/11        3,000(d)      3,134,040
New York St. Thrwy. Auth.,
 Highway & Bridge Trust Fund,
 Ser. B, F.G.I.C.                    Aaa            6.00       04/01/14        2,220(c)      2,377,531
 Svc. Contract Rev., Local Highway
 & Bridge                            Baa1           6.45       04/01/15        1,000(c)      1,098,400
New York St. Urban Dev. Corp.
 Rev.,
 Correctional Cap. Facs.,
 A.M.B.A.C.                          Aaa            Zero       01/01/08       10,000         7,057,000
 St. Facs.                           Baa1           5.75       04/01/12        5,750         6,058,142
 St. Facs.                           Baa1           5.60       04/01/15        2,000         2,052,120
 Subordinated Lien Corp.             A2             5.50       07/01/22        5,000         4,827,150
Otsego Cnty. Ind. Dev. Agcy.,
 Civic Facs. Rev.                    Baa1           5.50       07/01/19        2,520         2,433,841
Port Auth. of New York & New
 Jersey, Ser. 70, A.M.T.             A1             7.25       08/01/25        1,000         1,012,100
Puerto Rico Commonwealth,
 Hwy. & Transn. Auth. Rev.,
 M.B.I.A.                            Aaa            5.00       07/01/28        3,660         3,437,618
 Pub. Impvt., M.B.I.A.               Aaa            Zero       07/01/19        3,745         1,372,880
 Pub. Impvt. Rfdg., M.B.I.A.         Aaa            7.00       07/01/10        1,250         1,500,425
 Rites Pennsylvania 625,
 A.M.B.A.C.                          NR             9.98       07/01/10        3,250(e)      4,518,117

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     Moody's                              Principal
                                     Rating         Interest   Maturity   Amount          Value
Description (a)                      (Unaudited)    Rate       Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Puerto Rico Indl. Tourist Edl.
 Med. & Envr. Ctl. Facs. Cogen
 Facility Proj.                      Baa2           6.63%      06/01/26   $    3,500      $  3,648,505
Puerto Rico Pub. Bldgs. Auth.
 Rev., Gtd. Gov't. Facs., Ser. A,
 A.M.B.A.C.                          Aaa            6.25       07/01/15        2,050         2,318,284
Rockland Cnty. Solid Waste Mgmt.
 Auth., Ser. B, A.M.B.A.C., A.M.T.   Aaa            5.63       12/15/14          375(c)        403,099
Scotia Hsg. Auth. Rev., Coburg
 Village Inc. Proj., Ser. A          NR             6.20       07/01/38        4,000         3,366,200
Suffolk Cnty. Ind. Dev. Agcy. Rev.
 Cogen Partners, Facs., A.M.T        NR             5.50       01/01/23        2,000         1,712,500
 Continuing Care Retirement
 Cmnty., Ser. A                      NR             7.25       11/01/28        2,250         2,251,553
Virgin Islands Pub. Fin. Auth.
 Rev., Ser. A                        BBB            6.50       10/01/24        1,000         1,035,890
Watervliet Hsg. Auth., Sen. Res.
 Beltrone Lvng. Ctr. Proj., Ser. A   NR             6.13       06/01/38        4,000         3,407,520
                                                                                          ------------
Total long-term investments (cost
 $219,949,931)                                                                            $230,587,447
                                                                                          ------------
SHORT-TERM INVESTMENTS  0.8%
----------------------------------------------------------------------------------------
New York St. Energy Res. & Dev.
 Auth., Poll. Ctrl. Rev., F.R.D.D.   VMIG1          4.20       09/01/00          600           600,000
New York St. Local Gvrnmnt.
 Assist. Corp. Mun., Secs.,
 F.R.D.D.                            A1+            4.35       09/01/00        1,300         1,300,000
                                                                                          ------------
Total short-term investments (cost
 $1,900,000)                                                                                 1,900,000
                                                                                          ------------
Total Investments  98.5%
 (cost $221,849,931; Note 4)                                                               232,487,447
Other assets in excess of
 liabilities  1.5%                                                                           3,449,890
                                                                                          ------------
Net Assets  100%                                                                          $235,937,337
                                                                                          ------------
                                                                                          ------------

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (d).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Standard & Poor's Rating.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2000.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      New York Series
             Statement of Assets and Liabilities

                                                                   August 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $221,849,931)                          $ 232,487,447
Cash                                                                     101,116
Interest receivable                                                    2,984,468
Receivable for investments sold                                          928,493
Unrealized appreciation on interest rate swap                             71,948
Receivable for Series shares sold                                         10,418
Other assets                                                               5,853
                                                                 -----------------
      Total assets                                                   236,589,743
                                                                 -----------------
LIABILITIES
Payable for Series shares reacquired                                     225,049
Accrued expenses and other liabilities                                   137,282
Dividends payable                                                        122,728
Management fee payable                                                    99,582
Distribution fee payable                                                  61,260
Deferred trustees' fees                                                    6,505
                                                                 -----------------
      Total liabilities                                                  652,406
                                                                 -----------------
NET ASSETS                                                         $ 235,937,337
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $     203,333
   Paid-in capital in excess of par                                  225,151,955
                                                                 -----------------
                                                                     225,355,288
   Accumulated net realized loss on investments                         (127,415)
   Net unrealized appreciation on investments                         10,709,464
                                                                 -----------------
Net assets, August 31, 2000                                        $ 235,937,337
                                                                 -----------------
                                                                 -----------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Statement of Assets and Liabilities Cont'd.

                                                                  August 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($182,602,283 / 15,737,960 shares of beneficial interest
      issued and outstanding)                                             $11.60
   Maximum sales charge (3% of offering price)                               .36
                                                                 -----------------
   Maximum offering price to public                                       $11.96
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($51,050,612 / 4,398,551 shares of beneficial
      interest issued and outstanding)                                    $11.61
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share ($1,883,994
      / 162,330 shares of beneficial interest issued and
      outstanding)                                                        $11.61
   Sales charge (1% of offering price)                                       .12
                                                                 -----------------
   Offering price to public                                               $11.73
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($400,448 / 34,473 shares of beneficial interest
      issued and outstanding)                                             $11.62
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      New York Series
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $  14,415,027
                                                                 -----------------
Expenses
   Management fee                                                      1,201,617
   Distribution fee--Class A                                             445,757
   Distribution fee--Class B                                             299,393
   Distribution fee--Class C                                              13,590
   Transfer agent's fees and expenses                                    112,000
   Custodian's fees and expenses                                          90,000
   Reports to shareholders                                                59,000
   Registration fees                                                      35,000
   Legal fees and expenses                                                25,000
   Audit fees                                                             10,000
   Trustees' fees and expenses                                             9,000
   Miscellaneous expense                                                  11,688
                                                                 -----------------
      Total expenses                                                   2,312,045
   Less: Custodian fee credit                                             (1,308)
                                                                 -----------------
       Net expenses                                                    2,310,737
                                                                 -----------------
Net investment income                                                 12,104,290
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
   Investment transactions                                                56,812
   Financial futures transactions                                        212,254
                                                                 -----------------
                                                                         269,066
                                                                 -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         1,349,163
   Financial futures                                                     (68,250)
   Interest rate swaps                                                    71,948
                                                                 -----------------
                                                                       1,352,861
                                                                 -----------------
Net gain on investments                                                1,621,927
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  13,726,217
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                  ----------------------------------
                                                        2000               1999
------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
Operations
   Net investment income                            $  12,104,290      $  12,698,298
   Net realized gain on investment transactions           269,066             39,076
   Net change in unrealized appreciation
      (depreciation) on investments                     1,352,861        (15,675,222)
                                                  -----------------    -------------
   Net increase (decrease) in net assets
      resulting from operations                        13,726,217         (2,937,848)
                                                  -----------------    -------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                          (9,099,163)        (8,660,657)
      Class B                                          (2,904,075)        (3,946,857)
      Class C                                             (83,410)           (66,182)
      Class Z                                             (17,642)           (24,602)
                                                  -----------------    -------------
                                                      (12,104,290)       (12,698,298)
                                                  -----------------    -------------
   Distributions from net realized gains
      Class A                                                  --         (1,374,194)
      Class B                                                  --           (688,548)
      Class C                                                  --            (10,565)
      Class Z                                                  --             (4,126)
                                                  -----------------    -------------
                                                               --         (2,077,433)
                                                  -----------------    -------------
   Distributions in excess of net realized
      gains
      Class A                                                  --           (234,342)
      Class B                                                  --           (117,417)
      Class C                                                  --             (1,803)
      Class Z                                                  --               (702)
                                                  -----------------    -------------
                                                               --           (354,264)
                                                  -----------------    -------------
Series share transactions (net of share
   conversions) (Note 5):
   Net proceeds from shares sold                       16,110,059         25,657,665
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                     7,577,034          9,398,834
   Cost of shares reacquired                          (43,901,999)       (40,612,658)
                                                  -----------------    -------------
   Net decrease in net assets from Series share
      transactions                                    (20,214,906)        (5,556,159)
                                                  -----------------    -------------
Total decrease                                        (18,592,979)       (23,624,002)
NET ASSETS
Beginning of year                                     254,530,316        278,154,318
                                                  -----------------    -------------
End of year                                         $ 235,937,337      $ 254,530,316
                                                  -----------------    -------------
                                                  -----------------    -------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The New York Series (the 'Series') commenced investment operations in September 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve the objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or
    16

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    In a simple interest rate swap, one investor pays
a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the
                                                                          17

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

swap. When the swap is terminated, the Series will record a realized gain on loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated net realized loss on investments by $42,217, and increase paid-in capital by $42,217, due to the sale of securities purchased with market discount during the year ended August 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.
    18

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 2000.

      PIMS has advised the Series that it received approximately $9,800 and $5,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended August 31, 2000. From these fees, PIMS paid such sales
                                                                          19

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2000, it received approximately $95,500 and $2,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. For the period March 11, 1999 through March 9, 2000, the commitment fee was .065 of 1%. Subsequent to March 9, 2000 the SCA was renewed with a maximum commitment of $1 billion at a commitment fee of .080 of 1% of the unused portion of the facility. The expiration date of the SCA is March 9, 2001. The fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 2000. The purpose of the credit agreement is to serve as an alternative source of funding for capital share redemptions.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $87,600 for the services of PMFS. As of August 31, 2000, approximately $6,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2000 were $76,423,959 and $101,264,584, respectively.

      The cost basis of investments for federal income tax purposes at August 31, 2000 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation on investments for federal income tax purposes was $10,637,516 (gross unrealized appreciation--$13,293,654, gross unrealized depreciation--$2,656,138).

      For federal tax purposes, the Series has a capital loss carryforward at August 31, 2000 of approximately $112,000 that expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

      The Series entered into an interest rate swap agreement with Morgan Stanley Capital Services, Inc. The Series receives the fixed rate each June 29 and December
    20

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

29 up to and including December 29, 2010 (the 'Termination Date') and the Series pays the Bond Market AssociationE Municipal Swap Index announced by Municipal Market Data each Wednesday, or if such day is not a New York Business Day, then the next New York Business Day during the Calculation Period (the 'Determination Date').

      Details of the open interest rate swap at August 31, 2000 is as follows:

Notional
 Amount                               Fixed           Floating        Termination      Unrealized
 (000)             Type                Rate             Rate             Date         Appreciation
--------     -----------------    --------------    ------------     -------------    -------------
 $5,000      Forward Rate            5.2525%           B.M.A.          12/29/10          $71,948

Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      952,290    $ 10,817,733
Shares issued in reinvestment of dividends and distributions     513,570       5,791,161
Shares reacquired                                             (2,605,186)    (29,357,261)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,139,326)    (12,748,367)
Shares issued upon conversion from Class B                     1,627,269      18,432,187
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    487,943    $  5,683,820
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                    1,261,310    $ 15,319,992
Shares issued in reinvestment of dividends and distributions     538,733       6,502,373
Shares reacquired                                             (1,697,677)    (20,438,469)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     102,366       1,383,896
Shares issued upon conversion from Class B                       792,273       9,621,083
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    894,639    $ 11,004,979
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          21

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      387,267    $  4,378,314
Shares issued in reinvestment of dividends and distributions     150,965       1,702,833
Shares reacquired                                             (1,202,447)    (13,523,038)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (664,215)     (7,441,891)
Shares reacquired upon conversion into Class A                (1,627,269)    (18,432,187)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (2,291,484)   $(25,874,078)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      756,576    $  9,175,430
Shares issued in reinvestment of dividends and distributions     232,603       2,811,896
Shares reacquired                                             (1,620,967)    (19,593,950)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (631,788)     (7,606,624)
Shares reacquired upon conversion into Class A                  (792,127)     (9,621,083)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (1,423,915)   $(17,227,707)
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                       52,983    $    599,596
Shares issued in reinvestment of dividends and distributions       5,890          66,447
Shares reacquired                                                (55,679)       (625,824)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                      3,194    $     40,219
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                       75,388    $    909,212
Shares issued in reinvestment of dividends and distributions       5,423          65,391
Shares reacquired                                                (25,670)       (306,468)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     55,141    $    668,135
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                       27,568    $    314,416
Shares issued in reinvestment of dividends and distributions       1,468          16,593
Shares reacquired                                                (34,866)       (395,876)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     (5,830)   $    (64,867)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                       20,888    $    253,031
Shares issued in reinvestment of dividends and distributions       1,592          19,174
Shares reacquired                                                (22,527)       (273,771)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                        (47)   $     (1,566)
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Municipal Series Fund      New York Series
 Financial
                            Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Municipal Series Fund      New York Series
             Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   11.50
                                                                 -----------------
Income from investment operations
Net investment income                                                      .58
Net realized and unrealized gain (loss) on investment
transactions                                                               .10
                                                                 -----------------
   Total from investment operations                                        .68
                                                                 -----------------
Less distributions
Dividends from net investment income                                      (.58)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
Distributions in excess of capital gains                                    --
                                                                 -----------------
   Total distributions                                                    (.58)
                                                                 -----------------
Net asset value, end of year                                         $   11.60
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(b):                                                          6.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 182,602
Average net assets (000)                                             $ 178,303
Ratios to average net assets:
   Expenses, including distribution fees                                   .90%
   Expenses, excluding distribution fees                                   .65%
   Net investment income                                                  5.10%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  32%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    24                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  12.30             $  11.94             $  11.77             $  11.91
----------------     ----------------     ----------------     ----------------
         .57                  .60                  .61(a)               .63(a)
        (.69)                 .42                  .43                 (.09)
----------------     ----------------     ----------------     ----------------
        (.12)                1.02                 1.04                  .54
----------------     ----------------     ----------------     ----------------
        (.57)                (.60)                (.61)                (.63)
          --                 (.01)                  --(c)                --
        (.09)                (.05)                (.26)                (.05)
        (.02)                  --                   --                   --
----------------     ----------------     ----------------     ----------------
        (.68)                (.66)                (.87)                (.68)
----------------     ----------------     ----------------     ----------------
    $  11.50             $  12.30             $  11.94             $  11.77
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (1.07)%               8.71%                9.19%                4.53%
    $175,307             $176,555             $172,471             $168,037
    $181,951             $174,485             $173,963             $168,291
         .84%                 .73%                 .68%(a)              .68%(a)
         .64%                 .63%                 .58%(a)              .58%(a)
        4.76%                4.93%                5.15%(a)             5.24%(a)
          11%                  33%                  43%                  92%

    See Notes to Financial Statements                                     25

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 11.50
                                                                     --------
Income from investment operations
Net investment income                                                     .55
Net realized and unrealized gain (loss) on investment
transactions                                                              .11
                                                                     --------
   Total from investment operations                                       .66
                                                                     --------
Less distributions
Dividends from net investment income                                     (.55)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
Distributions in excess of capital gains                                   --
                                                                     --------
   Total distributions                                                   (.55)
                                                                     --------
Net asset value, end of year                                          $ 11.61
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         5.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $51,051
Average net assets (000)                                              $59,879
Ratios to average net assets:
   Expenses, including distribution fees                                 1.15%
   Expenses, excluding distribution fees                                  .65%
   Net investment income                                                 4.85%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    26                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  12.30             $  11.94             $  11.77             $  11.91
    --------         ----------------     ----------------     ----------------
         .54                  .55                  .56(a)               .58(a)
        (.69)                 .42                  .43                 (.09)
    --------         ----------------     ----------------     ----------------
        (.15)                 .97                  .99                  .49
    --------         ----------------     ----------------     ----------------
        (.54)                (.55)                (.56)                (.58)
          --                 (.01)                  --(c)                --
        (.09)                (.05)                (.26)                (.05)
        (.02)                  --                   --                   --
    --------         ----------------     ----------------     ----------------
        (.65)                (.61)                (.82)                (.63)
    --------         ----------------     ----------------     ----------------
    $  11.50             $  12.30             $  11.94             $  11.77
    --------         ----------------     ----------------     ----------------
    --------         ----------------     ----------------     ----------------
       (1.37)%               8.28%                8.76%                4.12%
    $ 76,929             $ 99,823             $112,658             $135,764
    $ 88,626             $104,653             $122,744             $152,656
        1.13%                1.13%                1.08%(a)             1.08%(a)
         .63%                 .63%                 .58%(a)              .58%(a)
        4.45%                4.53%                4.75%(a)             4.84%(a)

    See Notes to Financial Statements                                     27

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 11.50
                                                                      -------
Income from investment operations
Net investment income                                                     .52
Net realized and unrealized gain (loss) on investment
transactions                                                              .11
                                                                      -------
   Total from investment operations                                       .63
                                                                      -------
Less distributions
Dividends from net investment income                                     (.52)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
Distributions in excess of capital gains                                   --
                                                                      -------
   Total distributions                                                   (.52)
                                                                      -------
Net asset value, end of year                                          $ 11.61
                                                                      -------
                                                                      -------
TOTAL RETURN(b):                                                         5.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 1,884
Average net assets (000)                                              $ 1,812
Ratios to average net assets:
   Expenses, including distribution fees                                 1.40%
   Expenses, excluding distribution fees                                  .65%
   Net investment income                                                 4.60%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
     $12.30               $11.94               $11.77               $11.91
    -------              -------              -------              -------
        .51                  .52                  .53(a)               .55(a)
       (.69)                 .42                  .43                 (.09)
    -------              -------              -------              -------
       (.18)                 .94                  .96                  .46
    -------              -------              -------              -------
       (.51)                (.52)                (.53)                (.55)
         --                 (.01)                  --(c)                --
       (.09)                (.05)                (.26)                (.05)
       (.02)                  --                   --                   --
    -------              -------              -------              -------
       (.62)                (.58)                (.79)                (.60)
    -------              -------              -------              -------
     $11.50               $12.30               $11.94               $11.77
    -------              -------              -------              -------
    -------              -------              -------              -------
      (1.62)%               8.01%                8.49%                3.86%
     $1,830               $1,279               $  780               $  876
     $1,566               $  969               $  798               $  659
       1.39%                1.38%                1.33%(a)             1.33%(a)
        .64%                 .63%                 .58%(a)              .58%(a)
       4.23%                4.28%                4.50%(a)             4.59%(a)

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 11.51
                                                                      -------
Income from investment operations
Net investment income                                                     .61
Net realized and unrealized gain (loss) on investment
transactions                                                              .11
                                                                      -------
   Total from investment operations                                       .72
                                                                      -------
Less distributions
Dividends from net investment income                                     (.61)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
Distributions in excess of capital gains                                   --
                                                                      -------
   Total distributions                                                   (.61)
                                                                      -------
Net asset value, end of period                                        $ 11.62
                                                                      -------
                                                                      -------
TOTAL RETURN(b):                                                         6.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $   400
Average net assets (000)                                              $   330
Ratios to average net assets:
   Expenses, including distribution fees                                  .65%
   Expenses, excluding distribution fees                                  .65%
   Net investment income                                                 5.35%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                        Class Z
---------------------------------------------------------------------------------------
          Year Ended August 31,                          September 18, 1996(d)
------------------------------------------                 through August 31,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
     $12.31                    $11.95                            $12.09
    -------                   -------                           -------
        .60                       .62                               .46(a)
       (.69)                      .42                               .12
    -------                   -------                           -------
       (.09)                     1.04                               .58
    -------                   -------                           -------
       (.60)                     (.62)                             (.46)
         --                      (.01)                               --(c)
       (.09)                     (.05)                             (.26)
       (.02)                       --                                --
    -------                   -------                           -------
       (.71)                     (.68)                             (.72)
    -------                   -------                           -------
     $11.51                    $12.31                            $11.95
    -------                   -------                           -------
    -------                   -------                           -------
      (0.87)%                    8.81%                             5.02%
     $  464                    $  497                            $   28
     $  496                    $  116                            $   11
        .63%                      .63%                              .58%(a)/(e)
        .63%                      .63%                              .58%(a)/(e)
       4.96%                     5.03%                             5.25%(a)/(e)

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund      New York Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New York Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000
    32

       Prudential Municipal Series Fund      New York Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2000, dividends paid from net investment income of $.58 per Class A share, $.55 per Class B share, $.52 per Class C share and $.61 per Class Z shares were all federally tax-exempt interest dividends.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2000.
                                                                          33

Prudential Municipal Series Fund      New York Series

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance.
While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Municipal Series Fund      New York Series
Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year    Five Years       Ten Years    Since Inception
With Sales
 Charge         2.99%     4.80% (4.76)    6.68% (6.66)    6.49% (6.47)
Without Sales
 Charge         6.17%     5.44% (5.40)    7.00% (6.98)    6.79% (6.77)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.The best- and worst- year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten year period. The graph compares a $10,000 investment in the Prudential Municipal
Series Fund/New York Series (Class A shares) with a similar investment in the Lehman Brothers
Municipal Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class A shares, and the account value at the end of the current fiscal year (August
31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 3% was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com         (800) 225-1852
Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 8/31/00
               One Year    Five Years      Ten Years    Since Inception
With Sales
 Charge         0.99%     4.93% (4.89)    6.61% (6.59)    7.45% (7.43)
Without Sales
 Charge         5.99%     5.09% (5.05)    6.61% (6.59)    7.45% (7.43)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal
Series Fund/New York Series (Class B shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class B shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge of 5%, 4%, 3%, 2%, 1%, and 1% for six years was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series.
The Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund      New York Series
Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 8/31/00
               One Year    Five Years    Ten Years    Since Inception
With Sales
 Charge         3.67%     4.62% (4.58)     N/A          4.95% (4.92)
Without Sales
 Charge         5.73%     4.83% (4.79)     N/A          5.13% (5.10)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/New York Series (Class C shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1994 for Class C shares.
For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 1% was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge of 1% for 18 months was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2000; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com               (800) 225-1852
Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year    Five Years    Ten Years    Since Inception
With Sales
 Charge         6.53%         N/A          N/A        5.16% (5.14)
Without Sales
 Charge         6.53%         N/A          N/A        5.16% (5.14)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/New York Series (Class Z shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in December 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols    NASDAQ     CUSIP
     Class A    PMNYX    74435M747
     Class B    PBNYX    74435M754
     Class C    PCNYX    74435M523
     Class Z    PNYZX    74435M440

MF122E

(ICON)  Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
New York Money Market Series

Fund Type Money market

Objective The highest level of current income that is exempt from New York State,
New York City, and federal income taxes, consistent with liquidity and the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Municipal Series Fund/New York Money
Market Series seeks to provide the highest level of current income that is exempt from New York State,
New York City, and federal income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest primarily in a portfolio of short-term tax-exempt debt securities with maturities of 13 months or less from the state of New York, its municipalities, local governments, and other qualifying issuers (such as Puerto Rico, Guam, and the U.S. Virgin
Islands). There can be no
assurance that the Series will achieve its investment objective.

Money Fund Yield Comparison
(GRAPH)
www.prudential.com   (800) 225-1852

Performance at a Glance

Fund Facts                             As of 8/31/00
                    7-Day        Net Asset    Taxable Equivalent Yield*    Weighted Avg.    Net Assets
                 Current Yld.   Value (NAV)    @31%     @36%     @39.6%     Mat. (WAM)      (Millions)
NY Money
Market Series       3.43%         $1.00        5.34%    5.75%    6.10%        55 Days          $362
iMoneyNet, Inc.
Tax-Free State
Specific Avg.
(SB & GPDNY)**      3.48%         $1.00        5.41%    5.84%    6.19%        50 Days           N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

*Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**iMoneyNet, Inc. reports the 7-Day Current Yield, NAV, and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. Tax-Free State Specific
Average (Stock Broker (SB) & General Purpose (GP)DNew
York) category as of August 28, 2000.

Weighted Average Maturity Compared to the Average Money
Market Fund
(GRAPH)

(LOGO)           October 18, 2000

Dear Shareholder,
Municipal money market yields climbed during much of our fiscal year ended
August 31, 2000. The catalyst for this trend was the Federal Reserve's repeated increases in short-term interest rates, which were intended to curb the brisk pace of U.S. economic growth.

The rising-interest-rate environment benefited the
Prudential Municipal Series
Fund/New York Money Market Series by creating attractive investment opportunities. The Series maintained a $1 net asset value per share, and provided a competitive yield. On August 31, 2000, the Series' seven-day current yield was 3.43%, compared with 3.48% for the average New York money market fund as tracked by iMoneyNet, Inc. The following pages explain how the Series was positioned in light of developments in the municipal money market.

High-quality investments can help reduce risk
Having a conservative, high-quality investment alternative, such as a municipal money market fund, made good sense for investors who were concerned about volatile conditions in the financial markets. Indeed, investors may do well to consider investing in a municipal money market fund as part of their overall investment strategy. For any of life's unexpected events, it is reassuring to have quick access to your money and a tax-exempt investment vehicle that emphasizes safety of principal and liquidity.


Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund    New York Money Market Series
Annual Report    August 31, 2000

Investment Adviser's Report

Trying to put a lid on inflation
The Federal Reserve (the Fed) increased short-term interest rates four times during our fiscal year that began September 1, 1999. The
Fed acted because a
rapidly expanding U.S. economy increased the risk of rising consumer prices and accelerating wages. Hiking rates raised borrowing costs for businesses and consumers, which the Fed hoped would slow economic growth to a more sustainable pace and help check inflationary pressures.
Because we believed that the central bank would tighten monetary policy in the autumn of 1999, we invested primarily in shorter-term New
York money market
securities from September 1999 through much of November
1999. As these
securities matured, we reinvested this money at the higher tax-exempt money market yields that were available after subsequent Fed rate hikes. For example, the central bank increased short-term interest rates in mid-November. Yields on New York money market securities also climbed, creating attractive buying opportunities.

Among our purchases were one-year tax anticipation notes.
Buying these securities
in December 1999 lengthened the Series' weighted average maturity (WAM), which positioned the Series longer than the average comparable fund as measured by iMoneyNet, Inc. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held in a portfolio.)
Extending the Series' WAM by
purchasing these attractively priced securities enhanced the Series' yield.

Locking in attractive yields
The Fed resumed tightening monetary policy in 2000 as the resilient U.S. economy continued to race ahead. The next rate hikes occurred in February and March
2000, after which municipal money market yields climbed even further because the central bank was widely expected to continue increasing short-term rates.

Prudential Municipal Series Fund    New York Money Market Series

Annual Report    August 31, 2000

In March, we purchased pollution control revenue bonds of the New York State
Energy Research and Development Authority. These bonds can be sold back to the Authority in one year at a price equal to 100% of their face value. We also bought one-year bond anticipation notes of West Seneca, New
York, in early April. Both
purchases helped to extend the Series' WAM, which positioned the Series longer than its competitive average.

Municipal money market yields were sharply higher from late April through mid-May not only because the Fed was still expected to hike rates, but also because portfolio managers sold securities to meet shareholder redemptions during tax time. With yields at such attractive levels, we bought a substantial amount of tax-exempt commercial paper maturing in three to four months.
Our purchases
during tax time positioned the Series dramatically longer than its competitive average, which again enhanced the Series' yield.

Upgrading the Big Apple
In mid-May, the Fed aggressively hiked short-term interest rates as expected. Shortly thereafter, data began to show that economic growth was slowing, which fueled optimism that the Fed would stop raising rates.
Consequently, many investors were willing to accept lower yields (and pay higher prices) for municipal money market securities. Locking in municipal money market yields in May worked well because yields declined during the remainder of our fiscal year.

Toward the end of our fiscal year on August 8, 2000, Moody's Investors Service upgraded its rating on New York City general obligation bonds to A2 from A3.
Shortly after our fiscal year ended, Standard and PoorOs also upgraded the bonds to A from AD on September 13, 2000. This is the highest rating S&P had given the bonds in more than 25 years. Both credit-rating agencies cited the city's vibrant economy as one of the major reasons that prompted their rating actions.

www.prudential.com     (800) 225-1852

Purchasing municipal asset-backed securities
There were also attractive investment opportunities among municipal asset-backed securities (MABS). MABS are highly liquid investments structured to help satisfy the growing demand for municipal money market securities.
MABS require a higher degree of analysis than more generic investment alternatives. As a result,
MABS offer a higher return, and have been selectively added to the Series' holdings.

Looking Ahead
We expect to keep the Series' WAM longer than that of its competitive average by purchasing attractively priced, longer-term New York money market securities.
This strategy should help to enhance the Series' yield if, as expected, the Fed leaves short-term rates unchanged for the remainder of the year, and money market yields decline even further.

Prudential New York Money Market Series Management Team

       Prudential Municipal Series Fund     New York Money Market Series
             Portfolio of Investments as of August 31, 2000

                                                                             Principal
                                      Moody's Rating  Interest    Maturity   Amount        Value
Description (a)                       (Unaudited)     Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
Albany Cnty. Arpt. Auth. Rev.,
 Class F, Ser. 8, F.R.W.D., A.M.T.    VMIG1           4.36%       9/07/00    $    7,200    $  7,200,000
Allegany Cnty. Ind. Dev. Agcy.,
 Alfred Univ., Civic Fac. Rev.,
 Ser. 91                              NR              7.50        9/01/01         5,070(e)    5,320,809
Brewster Central Sch. Dist.,
 Ser. 00, T.A.N.                      NR              4.90        6/29/01           640         642,024
Burnt Hills-Ballston Lake Central
 Sch. Dist., Gen. Oblig,              NR              5.20        7/15/01           659         663,115
Clinton Cnty. Ind. Dev. Agcy.,
 Champlain Plastics Proj., Ser.
 98A, F.R.W.D., A.M.T.                NR              4.45        9/06/00         4,520       4,520,000
Edgemont Union Free Sch. Dist.,
 Greenburgh, Ser. 01, T.A.N.          NR              4.75        2/15/01         2,900       2,904,405
Hastings-On-Hudson Union Free Sch.
 Dist., Ser. 01, T.A.N.               NR              4.75        10/12/00        2,000       2,000,908
Hempstead Ind. Dev. Agcy. Res.
 Recvy. Rev., Duke Cap. Corp.,
 Ser. 99, F.R.W.D.                    A-1(d)          4.30        9/06/00         7,055       7,055,000
Hendrick Hudson Central Sch. Dist.,
 Ser. 01, T.A.N.                      NR              4.75        11/22/00        3,000       3,003,102
Long Island Power Auth., Elec. Sys.
 Rev., Ser. 4, T.E.C.P.               VMIG1           4.30        10/10/00        2,800       2,800,000
Longwood Central Sch. Dist.,
 Ser. 01, T.A.N.                      NR              5.00        6/29/01         3,500       3,509,660
Metropolitan Trans. Auth.,
 Commuter Fac. Rev., Ser. 1313,
 T.E.C.P.                             P-1             4.25        12/06/00        5,000       5,000,000
 Commuter Fac. Rev., Ser. SGA82,
 F.R.W.D.                             A-1(d)          4.20        9/06/00         5,000       5,000,000
 Transit Fac., Ser. A, T.E.C.P.       P-1             4.20        12/07/00        5,000       5,000,000
 Transit Fac., Ser. A, T.E.C.P.       P-1             4.25        12/20/00        5,000       5,000,000
 Transit Fac., Ser. F, F.R.W.D.       VMIG1           4.32        9/05/00         6,000       6,000,000
Monroe Cnty. Ind. Dev. Agcy. Rev.,
 Genesee Valley, Ser. 97, F.R.W.D.,
 A.M.T.                               VMIG1           4.55        9/07/00         2,800       2,800,000
Municipal Secs. Trust Certificates,
 Class A, Ser. 89, F.R.D.D., A.M.T.   VMIG1           4.35        9/01/00           800         800,000

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund     New York Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                             Principal
                                      Moody's Rating  Interest    Maturity   Amount        Value
Description (a)                       (Unaudited)     Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
Nassau Cnty. Gen. Improv.,
 Ser. D, R.A.N.                       MIG1            6.00%       4/12/01    $   12,000    $ 12,107,599
 Ser. 99C, T.A.N.                     MIG1            4.75        12/21/00        7,500       7,515,282
Nassau Cnty. Ind. Dev. Agcy. Rev.,
 J.C. Solution Inc. Proj., Ser. 97,
 F.R.W.D., A.M.T.                     NR              4.45        9/06/00         2,840       2,840,000
New York City Hsg. Dev. Corp.,
 One Columbus Pl., Ser. 98A,
 F.R.W.D., A.M.T.                     A-1(d)          4.10        9/06/00        22,400      22,400,000
 Westmont Apts., Ser. A, F.R.W.D.     VMIG1           4.10        9/05/00         3,000       3,000,000
New York City Ind. Dev. Agcy.,
 Civic Fac. Rev.,
 Ser. 206, F.R.W.D.                   VMIG1           4.26        9/07/00         5,745       5,745,000
 Ser. 00, F.R.W.D.                    VMIG1           4.10        9/07/00         4,400       4,400,000
New York City Mun. Water Fin. Auth.,
 Ser. 3, T.E.C.P.                     P-1             4.20        9/14/00         6,800       6,800,000
 Ser. 4, T.E.C.P.                     P-1             4.20        10/12/00        3,000       3,000,000
New York City Muni. Secs., Ser.
 SGA63, F.R.D.D.                      A-1(d)          4.35        9/01/00         5,100       5,100,000
New York City Transitional Fin.
 Auth.,
 Future Tax Sec'd. Bonds, Ser.
 SG74, F.R.D.D.S.                     A1(d)           4.35        9/01/00         2,400       2,400,000
 Future Tax, Ser. 283, F.R.W.D.       VMIG1           4.26        9/07/00         3,700       3,700,000
New York City Trust Cult. Res.
 Rev., Ser. SGA91, F.R.D.D.S.         A-1(d)          4.35        9/01/00         4,185       4,185,000
New York City, Gen. Oblig.,
 Ser. 94H-3, T.E.C.P.                 VMIG1           4.35        9/13/00         1,300       1,300,000
 Ser. 94H-5, T.E.C.P.                 VMIG1           4.30        9/08/00         2,500       2,500,000
 Ser. 94H-3, T.E.C.P.                 VMIG1           4.25        12/08/00        3,100       3,100,000
 Ser. H4, T.E.C.P.                    VMIG1           4.35        9/13/00         5,000(e)    5,000,000
 Ser. B                               NR              7.00        6/01/01         3,185(e)    3,290,889
New York St. Dorm. Auth. Rev.,
 City Univ. Sys., Class F, Ser. 2,
 F.R.W.D.                             VMIG1           4.31        9/07/00         6,250       6,250,000

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund     New York Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                             Principal
                                      Moody's Rating  Interest    Maturity   Amount        Value
Description (a)                       (Unaudited)     Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
 Dept. of Hlth., Ser. 341, F.R.W.D.   VMIG1           4.28%       9/07/00    $    4,495    $  4,495,000
 Mem. Sloan Kettering, Ser. X,
 F.R.W.D.                             VMIG1           4.32        9/05/00         2,065       2,065,000
 Mental Hlth. Serv., Ser. 310,
 F.R.W.D.                             VMIG1           4.26        9/07/00         6,745       6,745,000
 Mt. Sinai Sch. of Medicine,
 Ser.00, T.E.C.P.                     P-1             4.10        9/08/00         3,200       3,200,000
 Rockefeller Univ., Ser. 97,
 F.R.W.D.S.                           A-1(d)          4.30        9/07/00         8,850       8,850,000
 State Univ. Educ. Facs., Ser. G,
 F.R.W.D.                             VMIG1           4.32        9/05/00        10,000      10,000,000
 State Univ. Educ. Facs., Ser. 107,
 F.R.W.D.S.                           VMIG1           4.20        9/07/00         3,000       3,000,000
New York St. Energy Res. & Dev.
 Auth.,
 Con Edison Proj., Ser. 99A-2,
 F.R.W.D., A.M.T.                     A-1(d)          4.10        9/07/00         4,200       4,200,000
 Con Edison, Class F, Ser. 12,
 F.R.W.D.                             VMIG1           4.33        9/07/00         7,495       7,495,000
 New York St. Elec. & Gas, Ser.
 85A, A.N.N.O.T.                      A1(d)           4.20        3/15/01         7,500       7,500,000
 New York St. Elec. & Gas, Ser.
 85B, A.N.N.O.T.                      NR              3.70        10/15/00        4,500       4,500,000
 Niagara Mohawk Pwr. Corp., Ser.
 85A, F.R.D.D.                        A-1(d)          4.35        9/01/00         1,000       1,000,000
 Niagara Mohawk Pwr. Corp., Ser.
 88A, F.R.D.D.                        A-1(d)          4.40        9/01/00           700         700,000
New York St. Hsg. Fin. Agcy. Rev.,
 Ser. A                               NR              7.80        9/15/00         5,000       5,106,479
New York St. Job Dev. Auth.,
 Rev., Ser. A1-25, F.R.W.D., A.M.T.   VMIG1           4.40        9/01/00         1,050       1,050,000
New York St. Local Govt. Assist.
 Corp.,
 Ser. 91A                             NR              7.00        4/01/01         3,050(e)    3,157,310
 Ser. 91A                             NR              7.13        4/01/01           830(e)      859,720
 Ser. 91A                             NR              7.25        4/01/01         1,000(e)    1,036,341
 Ser. 91A                             NR              7.25        4/01/01         1,000(e)    1,036,341
 Ser. SGA59, F.R.D.D.                 A-1(d)          4.35        9/01/00         5,500       5,500,000

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund     New York Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                             Principal
                                      Moody's Rating  Interest    Maturity   Amount        Value
Description (a)                       (Unaudited)     Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
New York St. Mtg. Agcy. Rev.,
 Ser. B, F.R.W.D., A.M.T.             VMIG1           4.37%       9/05/00    $    5,515    $  5,515,000
 Ser. 302, F.R.W.D.                   VMIG1           4.28        9/07/00         1,495       1,495,000
 Ser. 303, F.R.W.D.                   VMIG1           4.28        9/07/00         2,445       2,445,000
 Ser. PP, F.R.W.D., A.M.T.            VMIG1           4.37        9/05/00         5,000       5,000,000
New York St. Power Auth. Rev. &
 Gen. Purp.,
 Ser. W                               NR              6.50        1/01/01         1,000(e)    1,007,894
 Ser. Y                               NR              6.75        1/01/01         9,990(e)   10,273,402
New York St. Power Auth., Ser. 2,
 T.E.C.P.                             P-1             4.30        9/07/00         5,415       5,415,000
New York St. Thruway Auth. Rev.,
 Highway & Bridge Trust Fund, Ser.
 267, F.R.W.D.                        VMIG1           4.26        9/07/00         2,200       2,200,000
 Highway & Bridge Trust Fund, Ser.
 368, F.R.W.D.                        VMIG1           4.28        9/07/00         3,000       3,000,000
 Muni Trust, Ser. SGA 66,
 F.R.W.D.S.                           A-1(d)          4.20        9/06/00         7,855       7,855,000
Niagara Cnty., Gen. Oblig., Ser.
 00, B.A.N.                           NR              5.00        6/29/01         2,320       2,327,590
North Hempstead, Gen. Oblig.,
 Ser. A                               NR              4.50        1/15/01         1,145       1,145,170
Ossining Village, Ser. 00, B.A.N.     NR              4.75        8/03/01         3,100       3,109,560
Oswego Cnty. Ind. Dev. Agcy. Rev.,
 Phillip Morris Co., Ser. 92,
 F.R.W.D.                             P-1             4.25        9/06/00        10,000      10,000,000
Penfield, Ser. 00, B.A.N.             NR              4.70        4/19/01         1,100       1,102,322
Port Auth. New York & New Jersey,
 Ser. 93-1, F.R.W.D.                  NR              4.18        9/05/00        12,000      12,000,000
Ramapo Hsg. Auth. Rev.,
 Fountainview Proj., Ser. 98,
 F.R.W.D., A.M.T.                     VMIG1           4.39        9/07/00        11,485      11,485,000
Rockland Cnty. Ind. Dev. Agcy.,
 Asstd. Living, Northern River,
 Ser. 99, F.R.W.D.                    VMIG1           4.39        9/07/00         5,500       5,500,000
Syracuse, Hancock Arpt., Ser. 207,
 F.R.W.D., A.M.T.                     VMIG1           4.33        9/07/00         1,420       1,420,000

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund     New York Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                             Principal
                                      Moody's Rating  Interest    Maturity   Amount        Value
Description (a)                       (Unaudited)     Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
Triboro. Bridge & Tunnel Auth.
 Rev.,
 Ser. 262, F.R.W.D.                   VMIG1           4.26%       9/07/00    $    4,995    $  4,995,000
 Ser. C, F.R.W.D.                     VMIG1           4.00        9/07/00         5,000       5,000,000
 Ser. T                               NR              7.00        1/01/01           600(e)      617,247
West Seneca, Ser. 00, B.A.N.          NR              4.75        4/05/01         4,990       5,001,257
                                                                                           ------------
Total Investments  100.4%
 (cost $363,258,426; (b))                                                                   363,258,426
Liabilities in excess of other
 assets  (0.4)%                                                                              (1,383,680)
                                                                                           ------------
Net Assets  100%                                                                           $361,874,746
                                                                                           ------------
                                                                                           ------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternative Minimum Tax.
    A.N.N.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (c).
    F.R.D.D.S.--Floating Rate (Daily) Demand Note Synthetic (c).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (c).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic (c).
    R.A.N.--Revenue Anticipation Note.
    T.A.N.--Tax Anticipation Note.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(c) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(d) Standard & Poor's Rating.
(e) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     New York Money Market Series
             Statement of Assets and Liabilities

                                                                   August 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value      $ 363,258,426
Cash                                                                       74,601
Receivable for Series shares sold                                       4,295,778
Interest receivable                                                     3,215,753
Other assets                                                                7,518
                                                                   ---------------
      Total assets                                                    370,852,076
                                                                   ---------------
LIABILITIES
Payable for Series shares reacquired                                    8,601,533
Management fee payable                                                    157,486
Dividends payable                                                         139,665
Accrued expenses                                                           50,573
Distribution fee payable                                                   21,388
Deferred trustees' fee                                                      6,685
                                                                   ---------------
      Total liabilities                                                 8,977,330
                                                                   ---------------
NET ASSETS                                                          $ 361,874,746
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                 $   3,618,747
   Paid-in capital in excess of par                                   358,255,999
                                                                   ---------------
Net assets, August 31, 2000                                         $ 361,874,746
                                                                   ---------------
                                                                   ---------------
Net asset value, offering price and redemption price per share
   ($361,874,746 3 361,874,746 shares of beneficial interest
   issued and outstanding; unlimited number of shares
   authorized)                                                              $1.00
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund     New York Money Market Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $14,199,375
                                                                   ---------------
Expenses
   Management fee                                                      1,845,085
   Distribution fee                                                      461,271
   Transfer agent's fees and expenses                                     92,000
   Custodian's fees and expenses                                          65,000
   Reports to shareholders                                                45,000
   Registration fees                                                      24,000
   Legal fees and expenses                                                13,000
   Trustees' fees and expenses                                            11,000
   Audit fee                                                               8,000
   Miscellaneous                                                          10,084
                                                                   ---------------
      Total expenses                                                   2,574,440
Less: Custodian fee credit                                                (7,498)
                                                                   ---------------
    Net expenses                                                       2,566,942
                                                                   ---------------
Net investment income                                                 11,632,433
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $11,632,433
                                                                   ---------------
                                                                   ---------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     New York Money Market Series
             Statement of Changes in Net Assets

                                                      Year Ended August 31,
                                                ----------------------------------
                                                     2000               1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $    11,632,433    $     9,234,844
                                                ---------------    ---------------
   Net increase in net assets resulting from
      operations                                     11,632,433          9,234,844
                                                ---------------    ---------------
Dividends and distributions paid to
   shareholders
   (Note 1)                                         (11,632,433)        (9,234,844)
                                                ---------------    ---------------
Series share transactions (at $1 per share)
   Net proceeds from shares sold                  1,308,822,886      1,191,546,021
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  11,342,243          9,050,815
   Cost of shares reacquired                     (1,316,846,351)    (1,254,393,321)
                                                ---------------    ---------------
   Net increase (decrease) in net assets from
      Series share transactions                       3,318,778        (53,796,485)
                                                ---------------    ---------------
Total increase (decrease)                             3,318,778        (53,796,485)
NET ASSETS
Beginning of year                                   358,555,968        412,352,453
                                                ---------------    ---------------
End of year                                     $   361,874,746    $   358,555,968
                                                ---------------    ---------------
                                                ---------------    ---------------

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund     New York Money Market Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of eleven series. The monies of each series are invested in separate, independently managed portfolios. The New York Money Market Series (the 'Series') commenced investment operations in April, 1985. The Series is diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New York State, New York City and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less whose ratings are within the two highest ratings categories by two nationally recognized statistical rating organizations, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      All securities are valued as of 4:30 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Dividends:    The Series declares daily dividends from net investment
income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
    14

       Prudential Municipal Series Fund     New York Money Market Series
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's shares pursuant to the plans of distribution regardless of expenses actually incurred by them. The Series reimburses PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fees are accrued daily and payable monthly.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $88,000 for the services of PMFS. As of August 31, 2000, approximately $6,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
                                                                          15

       Prudential Municipal Series Fund     New York Money Market Series
             Financial Highlights

                                                                        Year
                                                                        Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $    1.00
Net investment income and net realized gains                                .03
Dividends and distributions to shareholders                                (.03)
                                                                   ---------------
Net asset value, end of year                                          $    1.00
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(a):                                                           3.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 361,875
Average net assets (000)                                              $ 369,017
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .70%
   Expenses, excluding distribution and service (12b-1) fees                .57%
   Net investment income                                                   3.15%

------------------------------
(a) Total return includes reinvestment of dividends and distributions.
    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     New York Money Market Series
             Financial Highlights Cont'd.

                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
         .02                  .03                  .03                  .03
        (.02)                (.03)                (.03)                (.03)
----------------     ----------------     ----------------     ----------------
    $   1.00             $   1.00             $   1.00             $   1.00
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        2.49%                2.94%                2.91%                2.97%
    $358,556             $412,352             $358,291             $349,470
    $375,650             $373,494             $326,092             $336,427
         .70%                 .69%                 .71%                 .72%
         .57%                 .57%                 .58%                 .60%
        2.46%                2.90%                2.87%                2.91%

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund     New York Money Market Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New York Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000
    18

       Prudential Municipal Series Fund     New York Money Market Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income totaling $.03 per share were federally tax-exempt interest dividends.
                                                                          19

Prudential Municipal Series Fund    New York Money Market Series
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund
Target Funds
    International Equity Fund

balanced/allocation funds
Prudential Diversified Funds
    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
www.prudential.com           (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
    Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
Prudential Municipal Series Fund
    Florida Series
    Massachusetts Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
    Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols    NASDAQ     CUSIP
                PBNXX    74435M721

MF127E

(LOGO)  Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
North Carolina Series

Fund Type    Municipal Bond

Objective    Maximize current income that is exempt
from North Carolina State and federal income taxes, consistent with the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Municipal Series Fund/North Carolina
Series' investment objective is to maximize current income that is exempt from North Carolina State and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition
    Expressed as a percentage of
total investments as of 8/31/00
        60.7%   Revenue Bonds
        14.2    General Obligation Bonds
        22.6    Prerefunded
         2.5    Cash Equivalents

Credit Quality
    Expressed as a percentage of
total investments as of 8/31/00
        23.6%   AAA
        10.8    AA
         4.2    A
        20.2    BBB
        38.7    Insured
         2.5    Cash Equivalents

Ten Largest Issuers
    Expressed as a percentage of
    net assets as of 8/31/00
        15.7%   No. Carolina Eastern
                Municipal Power Agency *
         8.5    No. Carolina
                Municipal Power Agency
         7.8    Charlotte Water & Sewer *
         7.3    No. Carolina Med. Care
                Comm. Hosp. Revenue
         5.7    Puerto Rico Commonwealth
         4.4    Pitt Cnty. Pub. Fac.
         3.9    Charlotte Arpt. Revenue
         3.8    Northern Hosp. Dist.
         3.2    Charlotte Mecklenberg
                Hosp. Auth. *
         2.6    Guam Arpt. Auth. Revenue

* Prerefunded issues are secured by
   escrowed cash and/or direct U.S.
   guaranteed obligations.

           www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                  As of 8/31/00
              One         Five               Ten             Since
              Year        Years             Years          Inception2
Class A       5.67%   28.36% (28.13)    86.27% (85.93)     90.16%  (89.81)
Class B       5.31    26.14  (25.91)    79.41  (79.09)    173.53  (164.07)
Class C       5.05    24.59  (24.36)         N/A           32.31   (32.07)
Lipper NC
 Muni Debt
 Fund Avg.3   5.21        27.58             84.96               ***

Average Annual Total Returns1               As of 9/30/00
           One        Five             Ten           Since
           Year       Years           Years        Inception2
Class A    2.30%   4.31% (4.27)    6.06% (6.04)    5.85% (5.83)
Class B    0.12    4.40  (4.36)    5.99  (5.97)    6.62  (6.34)
Class C    2.84    4.10  (4.06)        N/A         4.40  (4.37)


Distributions and Yields                    As of 8/31/00
        Total Distributions   30-Day   Taxable Equivalent Yield4 at Tax Rates of
        Paid for 12 Months   SEC Yield          36%             39.6%
Class A      $0.53             4.37%           7.40%            7.84%
Class B      $0.50             4.32            7.32             7.75
Class C      $0.48             4.09            6.93             7.34

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B,
2/13/85; and Class C, 8/1/94.

3 Lipper Average returns are for all funds in each share class for the one-, five-, and ten-year periods in the North Carolina Municipal Debt Fund category. Single-state Municipal Debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 89.64% for
Class A, 201.64% for Class B, and 37.48% for Class
C, based on all funds in each share class.

(LOGO)                       October 18, 2000

Dear Shareholder,
During our fiscal year ended August 31, 2000, the Class A and Class B shares of the Prudential
Municipal Series Fund/North Carolina Series, without considering the initial sales charge, outperformed their benchmark Lipper Average, which is not subject to sales charges. The Series performed well even though conditions in the municipal bond market were very volatile.

Municipal bond prices began to fall early in our fiscal year because the Federal Reserve repeatedly increased short-term interest rates to slow a rapidly expanding U.S. economy. However, higher interest rates and strong economic growth caused issuance of municipal bonds to decline at a time when many investors sought the tax-exempt income provided by these securities. This strong investor demand helped municipal bond prices end the 12 months higher.

Amid these shifting market conditions, Prudential's
Municipal Bond sector team took advantage of changing investment opportunities. The team accomplished this by skillfully managing the risk that fluctuating interest rates could pose to the Series' securities, by evaluating bond issuers' ability to make timely principal and interest payments, and by identifying undervalued bonds.

Proposed merger
A proposal to merge the North Carolina Series into the National Municipals Fund will be put to a shareholder vote at a special shareholder meeting scheduled for December 7, 2000. For information regarding this proposal, please refer to the enclosed materials.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund      North Carolina Series

Annual Report    August 31, 2000

Investment Adviser's Report
Municipal bonds gained amid volatile market conditions
Prices of municipal bonds went on a roller coaster ride during our fiscal year that began September 1, 1999. They ended the 12 months higher as investors hurriedly bought a shrinking supply of newly issued tax-exempt securities. Furthermore, prices of munis finished the 12 months higher on the belief that the Federal Reserve (the Fed) was nearly through with its latest round of increases in short-term interest rates.

The Fed raised short-term rates four times during our fiscal year out of concern that an overheated
U.S. economy might ignite higher inflation via rising consumer prices and accelerating wages. By lifting short-term rates, the Fed pushed borrowing costs higher for businesses and consumers, which it hoped would slow economic growth to a more sustainable pace and help check inflationary pressures.

Timely duration moves
The trend toward higher short-term rates had initially led investors to require higher yields on municipal securities (and lower prices). In order to reduce our portfolio's sensitivity to the rise in interest rates, we lowered the Series' duration in the early autumn of 1999. (Duration measures how much a portfolio's bonds will fluctuate in price for a given change in interest rates. It is expressed in years.)

As the year 2000 began, we expected the Fed to continue tightening monetary policy. We also believed that further rate increases would ultimately be viewed as positive by the bond market because they would show the Fed's determination to fight inflation. With this in mind, we began to lengthen the Series' duration in January 2000, which enabled the Series to benefit more fully as prices of munis rallied later in the year. Our timely adjustments to the Series' duration was an important reason that, without considering sales charges, the Series' Class A and Class B shares outperformed their benchmark Lipper Average, which is not subject to sales charges.

Prudential Municipal Series Fund      North Carolina Series

Annual Report    August 31, 2000

Municipal bonds beat stocks
The municipal bond rally picked up steam in the spring of 2000 after the Fed aggressively raised rates in mid-May. Data indicated that economic growth was moderating. This, in turn, fueled optimism that the Fed would not have to continue hiking rates during the remainder of 2000.
Consequently, many investors willingly paid higher prices for munis and accepted lower yields.

This strong demand for tax-exempt bonds helped the Lehman Municipal Bond Index return 7.56% for the first eight months of 2000, compared with only
4.10% for the Standard & Poor's 500 Composite Stock
Price Index.

While investors scrambled to buy municipal bonds, the supply of newly issued tax-exempt securities dwindled. Many state and local governments accumulated such hefty cash reserves during the long U.S. economic expansion that their borrowing needs declined, which led to decreased issuance of tax-exempt bonds. In addition, the supply of new munis due to refunding activity shrank because many state and local governments had already replaced higher-cost debt securities with lower-cost bonds to save on interest expenses.

This periodic supply/demand imbalance in the municipal bond market heightened the appeal of Puerto Rico bonds, which are triple tax exempt in all 50 states. Not surprisingly, Puerto Rico debt securities performed exceptionally well. The Series benefited from this trend as its various Puerto
Rico bonds accounted for 9.8% of its total investments at the close of our fiscal year.

Other positions that enhanced the Series' returns included a portion of its holdings in the North
Carolina Eastern Municipal Power Agency. These bonds gained in value after being escrowed to their maturity date and are now backed by direct obligations of the U.S. Treasury. We also benefited from good demand for North Carolina securities by selling at a profit tax-exempt bonds issued for a North Carolina retirement home.

Prudential Municipal Series Fund Management Team

       Prudential Municipal Series Fund      North Carolina Series
             Portfolio of Investments as of August 31, 2000

                                    Moody's                              Principal
                                    Rating        Interest    Maturity   Amount           Value
Description (a)                     (Unaudited)   Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.4%
Charlotte Mecklenberg Hosp. Auth.,
 Hlth. Care Sys. Rev.               AA(c)         6.25%       1/01/20    $      430(e)    $    448,735
 Hlth. Care Sys. Rev.               Aa3           6.25        1/01/20           320            326,800
 Hlth. Care Sys. Rev.               Aa3           5.875       1/15/26           500            504,870
Charlotte Arpt. Rev.,
 Ser. B, M.B.I.A., A.M.T.           Aaa           6.00        7/01/24         1,000          1,028,800
 Ser. B, M.B.I.A., A.M.T.           Aaa           6.00        7/01/28           500            513,785
Charlotte Storm Wtr. Fee Rev.       Aa2           6.00        6/01/25           500            524,590
Charlotte No. Carolina Wtr. &
 Swr. Sys. Rev.                     Aa2           5.25        6/01/24           500            482,210
 Gen. Oblig.                        Aaa           6.20        6/01/17         1,500(e)       1,574,760
 Gen. Oblig.                        Aaa           5.90        2/01/19         1,000(e)       1,064,630
Columbus Cnty. Ind. Fac. & Poll.
 Ctrl. Fin. Auth. Rev., Int'l.
 Paper Co. Proj., A.M.T.            Baa1          6.15        4/01/21         1,000          1,005,960
Concord Util. Sys. Rev., M.B.I.A.   Aaa           5.50        12/01/14        1,000          1,023,300
Cumberland Cnty. Hosp. Fac. Rev.,
 Cumberland Cnty. Hosp. Sys. Inc.   A3            5.25        10/01/29          500            430,950
Guam Arpt. Auth. Rev.,
 Ser. B, A.M.T.                     BBB(c)        6.60        10/01/10        1,000          1,057,400
Guam Pwr. Auth. Rev.,
 Ser. A                             BBB(c)        6.625       10/01/14          250(e)         276,640
 Ser. A                             AAA(c)        6.75        10/01/24          525(e)         583,385
Halifax Cnty. Ind. Fac. & Poll.
 Ctrl. Fin. Auth. Rev., Champion
 Int'l. Corp. Proj., Ser. A,
 A.M.T.                             Baa1          5.45        11/01/33        1,000            868,610
Lincoln Cnty., Gen. Oblig.,
 F.G.I.C.                           Aaa           5.10        6/01/09           500            515,625
No. Carolina Eastn. Mun. Pwr. Agcy.,
 Pwr. Sys. Rev., Ser. A, E.T.M.     Baa3          6.40        1/01/21         1,000          1,113,250
 Pwr. Sys. Rev., Ser. A             Aaa           6.00        1/01/26           650(e)         697,274
 Pwr. Sys. Rev., Ser. A, E.T.M.     Aaa           6.50        1/01/18         1,995          2,261,652
 Pwr. Sys. Rev., Ser. A, M.B.I.A.   Aaa           6.50        1/01/18         1,005          1,131,982
 Pwr. Sys. Rev., A.M.B.A.C.         Aaa           6.00        1/01/18         1,000          1,070,410

    See Notes to Financial Statements                                      5

       Prudential Municipal Series Fund      North Carolina Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                    Moody's                              Principal
                                    Rating        Interest    Maturity   Amount           Value
Description (a)                     (Unaudited)   Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
No. Carolina Hsg. Fin. Agcy. Home
 Ownership Ser. 6A, A.M.T.          Aa2           6.20%       1/01/29    $    1,000       $  1,023,090
No. Carolina Med. Care Comm.,
 Hosp. Rev.,
 Annie Pen Mem. Hosp. Proj.         Baa3          7.50        8/15/21         1,000(e)       1,060,670
 Rex Hosp. Proj.                    Aaa           6.25        6/01/17         1,750(e)       1,865,307
No. Carolina Mun. Pwr. Agcy.,
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                           Aaa           6.00        1/01/10         1,250          1,356,787
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                           Aaa           6.22        1/01/12         2,000(d)       2,042,500
Northern Hosp. Dist., Surry Cnty.
 Hlth. Care Fac. Rev.               Ba1           7.875       10/01/21        1,500          1,503,885
Piedmont Triad Arpt. Auth., Arpt.
 Rev., Ser. B, F.S.A., A.M.T.       Aaa           6.00        7/01/21         1,000          1,028,800
Pitt Cnty. Pub. Fac., Cert. of
 Part.,
 Ser. A, M.B.I.A.                   Aaa           5.55        4/01/12         1,000          1,041,070
 Ser. B, M.B.I.A.                   Aaa           5.40        4/01/08           700            732,291
Pitt Cnty. Rev., Pitt Cnty. Mem.
 Hosp., E.T.M.                      Aaa           5.25        12/01/21        1,000            976,150
Puerto Rico Commonwlth.,
 Gen. Oblig., Ser. A, M.B.I.A.      Aaa           6.25        7/01/10         1,240          1,292,601
 Pub. Impt., Gen. Oblig.            Baa1          Zero        7/01/15         2,150            991,021
Puerto Rico Ind. Tourist Ed.
 Cogen Fac., AES Puerto Rico
 Proj., A.M.T.                      Baa2          6.625       6/01/26           575            599,397
Puerto Rico Tel. Auth. Rev.,
 M.B.I.A., R.I.B.S.                 Aaa           6.42        1/25/07         1,000(e)(d)    1,052,500
Randolph Cnty., Cert. of Part.,
 F.S.A.                             Aaa           5.75        6/01/22           500            509,290
University of No. Carolina, Util.
 Sys. Rev.                          Aa2           Zero        8/01/19         2,715            960,350
Virgin Islands Pub. Fin. Auth.
 Rev., Gross Rcpts. Taxes Loan
 Note,
 Ser. A                             BBB(c)        6.50        10/01/24          500            517,945
Virgin Islands Terr., Spl. Tax,
 Ser. 91                            AAA(c)        7.75        10/01/06          305(e)         319,061
Wake Cnty. Hosp. Rev., E.T.M.,
 M.B.I.A.                           Aaa           5.125       10/01/26        1,000            960,950
Winston Salem, Sngl. Fam. Mtge.
 Rev., A.M.T.                       A1            8.00        9/01/07           205            209,627
                                                                                          ------------
Total long-term investments
 (cost $36,830,475)                                                                       $ 38,548,910
                                                                                          ------------

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      North Carolina Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                    Moody's                              Principal
                                    Rating        Interest    Maturity   Amount           Value
Description (a)                     (Unaudited)   Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.3%
Halifax Cnty. Ind. Facs. & Poll.
 Fin. Auth., Westmoreland-Hadson
 Roanoke Valley, Ser. 91,
 F.R.D.D., A.M.T.                   CPS1          4.40%       9/01/00    $      400       $    400,000
No. Carolina Med. Care Comm.
 Hlth. Care Fac. Rev., The Givens
 Estates Inc. Proj., Ser. 97,
 F.R.D.D.                           VMIG1         4.35        9/01/00           100            100,000
                                                                                          ------------
Total short-term investments
 (cost $500,000)                                                                          $    500,000
                                                                                          ------------
Total Investments  97.7%
 (cost $37,330,475; Note 4)                                                                 39,048,910
                                                                                          ------------
Other assets in excess of
 liabilities  2.3%                                                                             936,581
                                                                                          ------------
Net Assets  100%                                                                          $ 39,985,491
                                                                                          ------------
                                                                                          ------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    R.I.B.S.--Residual Interest Bonds.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2000.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      North Carolina Series
             Statement of Assets and Liabilities

                                                                   August 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $37,330,475)                             $39,048,910
Cash                                                                      35,416
Receivable for investments sold                                          543,475
Interest receivable                                                      531,412
Other assets                                                               1,151
                                                                   ---------------
      Total assets                                                    40,160,364
                                                                   ---------------
LIABILITIES
Payable for Series shares reacquired                                      63,259
Accrued expenses                                                          56,128
Dividends payable                                                         22,518
Management fee payable                                                    16,871
Distribution fee payable                                                   9,951
Deferred trustee's fee                                                     6,146
                                                                   ---------------
      Total liabilities                                                  174,873
                                                                   ---------------
NET ASSETS                                                           $39,985,491
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $    36,379
   Paid-in capital in excess of par                                   38,695,310
                                                                   ---------------
                                                                      38,731,689
   Accumulated net realized loss on investments                         (464,633)
   Net unrealized appreciation on investments                          1,718,435
                                                                   ---------------
Net assets, August 31, 2000                                          $39,985,491
                                                                   ---------------
                                                                   ---------------

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      North Carolina Series
             Statement of Assets and Liabilities Cont'd.

                                                                   August 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($29,821,562 / 2,713,441 shares of beneficial interest
      issued and outstanding)                                           $10.99
   Maximum sales charge (3% of offering price)                             .34
                                                                   ---------------
   Maximum offering price to public                                     $11.33
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($10,133,543 / 921,699 shares of beneficial interest
      issued and outstanding)                                           $10.99
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share
      ($30,386 / 2,763 shares of beneficial interest issued and
      outstanding)                                                      $10.99
   Sales charge (1% of offering price)                                     .11
                                                                   ---------------
   Offering price to public                                             $11.10
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      North Carolina Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 2,451,879
                                                                   ---------------
Expenses
   Management fee                                                        205,793
   Distribution fee--Class A                                              71,587
   Distribution fee--Class B                                              61,851
   Distribution fee--Class C                                                 213
   Custodian's fees and expenses                                          72,000
   Reports to shareholders                                                32,000
   Registration fees                                                      20,000
   Transfer agent's fees and expenses                                     17,000
   Audit fee                                                              10,000
   Trustees' fees and expenses                                             9,000
   Legal fees and expenses                                                 4,000
   Miscellaneous                                                           2,345
                                                                   ---------------
      Total expenses                                                     505,789
   Less: Custodian fee credit                                               (272)
                                                                   ---------------
      Net expenses                                                       505,517
                                                                   ---------------
Net investment income                                                  1,946,362
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                              (476,170)
   Financial futures transactions                                         12,974
                                                                   ---------------
                                                                        (463,196)
Net change in unrealized appreciation on Investments                     572,593
                                                                   ---------------
Net gain on investments                                                  109,397
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 2,055,759
                                                                   ---------------
                                                                   ---------------

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      North Carolina Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                    ------------------------------
                                                         2000             1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                              $ 1,946,362      $ 2,241,676
   Net realized gain (loss) on investment
      transactions                                       (463,196)          58,888
   Net change in unrealized appreciation of
      investments                                         572,593       (3,120,844)
                                                    ---------------    -----------
   Net increase (decrease) in net assets
      resulting from operations                         2,055,759         (820,280)
                                                    ---------------    -----------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                          (1,376,420)      (1,400,647)
      Class B                                            (568,691)        (839,833)
      Class C                                              (1,251)          (1,196)
                                                    ---------------    -----------
                                                       (1,946,362)      (2,241,676)
                                                    ---------------    -----------
   Distributions from net realized gains
      Class A                                             (13,336)        (152,983)
      Class B                                              (6,298)        (100,812)
      Class C                                                 (13)            (148)
                                                    ---------------    -----------
                                                          (19,647)        (253,943)
                                                    ---------------    -----------
Series share transactions (net of share
   conversions)
   (Note 5):
   Net proceeds from shares sold                          971,027        3,818,192
   Net asset value of shares issued in
      reinvestment of dividends and distributions       1,005,340        1,320,522
   Cost of shares reacquired                           (8,068,943)      (7,739,135)
                                                    ---------------    -----------
   Net decrease in net assets from Series share
      transactions                                     (6,092,576)      (2,600,421)
                                                    ---------------    -----------
Total decrease                                         (6,002,826)      (5,916,320)
NET ASSETS
Beginning of year                                      45,988,317       51,904,637
                                                    ---------------    -----------
End of year                                           $39,985,491      $45,988,317
                                                    ---------------    -----------
                                                    ---------------    -----------

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      North Carolina Series
             Notes to Financial Statements
      Prudential Municipal Series Fund (the 'Fund') is registered under the

Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The North Carolina Series (the 'Series') commenced investment operations in February 1985. The Series is diversified and its investment objective is to maximize current income that is exempt from North Carolina State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve this objective by investing primarily in North Carolina State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Fund values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or
    12

       Prudential Municipal Series Fund      North Carolina Series
             Notes to Financial Statements Cont'd.

loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue
                                                                          13

       Prudential Municipal Series Fund      North Carolina Series
             Notes to Financial Statements Cont'd.

to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custodian Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
    14

       Prudential Municipal Series Fund      North Carolina Series
             Notes to Financial Statements Cont'd.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1999 through August 22, 2000. Effective August 23, 2000, such expenses under the plans were .25 of 1% of the average daily net assets of the Class A, B and C shares.

      PIMS has advised the Series that it received approximately $1,800 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that during the year ended August 31, 2000, it received approximately $15,400 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $14,100 for the services of PMFS. As of August 31, 2000, approximately $1,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
                                                                          15

       Prudential Municipal Series Fund      North Carolina Series
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2000 were $8,805,438 and $15,796,356, respectively.

      The cost basis of investments for federal income tax purposes at August 31, 2000, was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $1,718,435 (gross unrealized appreciation-$1,931,114; gross unrealized depreciation-$212,679).

      For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 2000 of approximately $220,500 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. In addition, the Series will elect to treat net capital losses of approximately $242,700, incurred in the ten month period ended August 31, 2000 as having occurred in the following fiscal year.

Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                          Shares        Amount
-------------------------------------------------------------  ----------    -----------
Year ended August 31, 2000:
Shares sold                                                        40,432    $   432,926
Shares issued in reinvestment of dividends and distributions       64,170        685,642
Shares reacquired                                                (535,132)    (5,709,136)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     (430,530)    (4,590,568)
Shares issued upon conversion from Class B                        452,915      4,847,220
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                      22,385    $   256,652
                                                               ----------    -----------
                                                               ----------    -----------
Year ended August 31, 1999:
Shares sold                                                       160,409    $ 1,841,063
Shares issued in reinvestment of dividends and distributions       70,495        808,498
Shares reacquired                                                (371,069)    (4,230,540)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     (140,165)    (1,580,979)
Shares issued upon conversion from Class B                        251,666      2,895,820
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                     111,501    $ 1,314,841
                                                               ----------    -----------
                                                               ----------    -----------

    16

       Prudential Municipal Series Fund      North Carolina Series
             Notes to Financial Statements Cont'd.

Class B                                                          Shares        Amount
-------------------------------------------------------------  ----------    -----------
Year ended August 31, 2000:
Shares sold                                                        50,141    $   537,507
Shares issued in reinvestment of dividends and distributions       29,876        319,061
Shares reacquired                                                (220,782)    (2,359,807)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     (140,765)    (1,503,239)
Shares reacquired upon conversion into Class A                   (452,626)    (4,847,220)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                    (593,391)   $(6,350,459)
                                                               ----------    -----------
                                                               ----------    -----------
Year ended August 31, 1999:
Shares sold                                                       170,364    $ 1,976,534
Shares issued in reinvestment of dividends and distributions       44,516        511,315
Shares reacquired                                                (306,345)    (3,508,595)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                      (91,465)    (1,020,746)
Shares reacquired upon conversion into Class A                   (251,607)    (2,895,820)
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                    (343,072)   $(3,916,566)
                                                               ----------    -----------
                                                               ----------    -----------
Class C
-------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                            55    $       594
Shares issued in reinvestment of dividends and distributions           60            637
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                         115    $     1,231
                                                               ----------    -----------
                                                               ----------    -----------
Year ended August 31, 1999:
Shares sold                                                            52    $       595
Shares issued in reinvestment of dividends and distributions           61            709
                                                               ----------    -----------
Net increase (decrease) in shares outstanding                         113    $     1,304
                                                               ----------    -----------
                                                               ----------    -----------

Note 6. Proposed Reorganization
On August 23, 2000, the Trustees of the Series approved an Agreement and Plan of Reorganization (the 'Plan of Reorganization') which provides for the transfer of all of the assets and liabilities of the Series to Prudential National Municipals Fund, Inc. ('National Municipals'). Class A, Class B and Class C shares of the Series would be exchanged at net asset value for Class A shares of equivalent value of National Municipals. The Series would then cease operations.

      The Plan of Reorganization requires approval by the shareholders of the Series to become effective and a proxy/prospectus will be mailed to shareholders in October 2000. If the Plan is approved, it is expected that the reorganization will take place in December 2000. The Series and National Municipals will each bear their pro rata share of the costs of the reorganization, including cost of proxy solicitation.
                                                                          17

       Prudential Municipal Series Fund      North Carolina Series
             Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 10.92
                                                                     --------
Income from investment operations
Net investment income                                                     .52
Net realized and unrealized gain (loss) on investment
transactions                                                              .08
                                                                     --------
      Total from investment operations                                    .60
                                                                     --------
Less distributions
Dividends from net investment income                                     (.52)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.01)
                                                                     --------
      Total distributions                                                (.53)
                                                                     --------
Net asset value, end of year                                          $ 10.99
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         5.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $29,822
Average net assets (000)                                              $28,635
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.15%
   Expenses, excluding distribution and service (12b-1) fees              .90%
   Net investment income                                                 4.81%
For Class A, B and C shares:
   Portfolio turnover rate                                                 22%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    18                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      North Carolina Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.69             $  11.28             $  11.06             $  11.19
    --------             --------             --------             --------
         .53                  .55                  .54(a)               .53(a)
        (.71)                 .41                  .38                 (.01)
    --------             --------             --------             --------
        (.18)                 .96                  .92                  .52
    --------             --------             --------             --------
        (.53)                (.55)                (.54)                (.53)
          --                   --(c)                --                   --
        (.06)                  --                 (.16)                (.12)
    --------             --------             --------             --------
        (.59)                (.55)                (.70)                (.65)
    --------             --------             --------             --------
    $  10.92             $  11.69             $  11.28             $  11.06
    --------             --------             --------             --------
    --------             --------             --------             --------
       (1.72)%               8.72%                8.58%                4.70%
    $ 29,400             $ 30,149             $ 29,350             $ 28,089
    $ 30,621             $ 29,617             $ 29,055             $ 27,628
        1.03%                 .84%                 .93%(a)             1.03%(a)
         .83%                 .74%                 .83%(a)              .93%(a)
        4.57%                4.79%                4.87%(a)             4.78%(a)
          15%                  27%                  35%                  23%

    See Notes to Financial Statements                                     19

       Prudential Municipal Series Fund      North Carolina Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.93
                                                                   ---------------
Income from investment operations
Net investment income                                                      .49
Net realized and unrealized gain (loss) on investment
transactions                                                               .07
                                                                   ---------------
      Total from investment operations                                     .56
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.49)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                     (.01)
                                                                   ---------------
      Total distributions                                                 (.50)
                                                                   ---------------
Net asset value, end of year                                           $ 10.99
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          5.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $10,133
Average net assets (000)                                               $12,495
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.39%
   Expenses, excluding distribution and service (12b-1) fees               .90%
   Net investment income                                                  4.55%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    20                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      North Carolina Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.69             $  11.29             $  11.06             $  11.19
    --------             --------             --------             --------
         .49                  .51                  .50(a)               .49(a)
        (.70)                 .40                  .39                 (.01)
    --------             --------             --------             --------
        (.21)                 .91                  .89                  .48
    --------             --------             --------             --------
        (.49)                (.51)                (.50)                (.49)
          --                   --(c)                --                   --
        (.06)                  --                 (.16)                (.12)
    --------             --------             --------             --------
        (.55)                (.51)                (.66)                (.61)
    --------             --------             --------             --------
    $  10.93             $  11.69             $  11.29             $  11.06
    --------             --------             --------             --------
    --------             --------             --------             --------
       (1.93)%               8.19%                8.25%                4.28%
    $ 16,560             $ 21,726             $524,952             $ 31,029
    $ 19,695             $ 23,460             $ 27,703             $ 35,605
        1.33%                1.24%                1.33%(a)             1.43%(a)
         .83%                 .74%                 .83%(a)              .93%(a)
        4.26%                4.39%                4.47%(a)             4.37%(a)

    See Notes to Financial Statements                                     21

       Prudential Municipal Series Fund      North Carolina Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.93
                                                                   ---------------
Income from investment operations
Net investment income                                                      .47
Net realized and unrealized gain (loss) on investment
transactions                                                               .07
                                                                   ---------------
      Total from investment operations                                     .54
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.47)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                     (.01)
                                                                   ---------------
      Total distributions                                                 (.48)
                                                                   ---------------
Net asset value, end of year                                           $ 10.99
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          5.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $    30
Average net assets (000)                                               $    29
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.64%
   Expenses, excluding distribution and service (12b-1) fees               .90%
   Net investment income                                                  4.33%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    22                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      North Carolina Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
     $11.69               $11.29               $11.06               $11.19
    -------              -------              -------              -------
        .46                  .48                  .47(a)               .46(a)
       (.70)                 .40                  .39                 (.01)
    -------              -------              -------              -------
       (.24)                 .88                  .86                  .45
    -------              -------              -------              -------
       (.46)                (.48)                (.47)                (.46)
         --                   --(c)                --                   --
       (.06)                  --                 (.16)                (.12)
    -------              -------              -------              -------
       (.52)                (.48)                (.63)                (.58)
    -------              -------              -------              -------
     $10.93               $11.69               $11.29               $11.06
    -------              -------              -------              -------
    -------              -------              -------              -------
      (2.18)%               7.92%                7.98%                4.03%
     $   29               $   30               $   62               $   72
     $   30               $   31               $   68               $   69
       1.58%                1.49%                1.58%(a)             1.68%(a)
        .83%                 .74%                 .83%(a)              .93%(a)
       4.02%                4.14%                4.22%(a)             4.14%(a)

    See Notes to Financial Statements                                     23

       Prudential Municipal Series Fund      North Carolina Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, North Carolina Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, North Carolina Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.
As described in Note 6 to the financial statements, on August 23, 2000, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization, subject to shareholder approval, whereby the Fund would be merged into Prudential National Municipals Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000
    24

       Prudential Municipal Series Fund      North Carolina Series
             Federal Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income of $0.52 per Class A share, $0.49 per Class B share, and $0.47 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B and C shares a long-term capital gain distribution of $0.005 which is taxable as such.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2001, you will be advised on IRS Form 1099 DIV or Substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2000.

Prudential Municipal Series Fund      North Carolina Series

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance.
While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

           www.prudential.com     (800) 225-1852

Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 8/31/00
             One Year   Five Years       Ten Years       Since Inception
With Sales
 Charge       2.50%    4.48% (4.44%)    6.09% (6.07%)    5.94% (5.92%)
Without Sales
 Charge       5.67%    5.12% (5.08%)    6.42% (6.40%)    6.25% (6.23%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal Series
Fund/North Carolina Series (Class A shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class A shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August
1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 3% was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund      North Carolina Series

(GRAPH)
Class B     Growth of a $10,000 Investment

Average Annual Total Returns as of 8/31/00
              One Year    Five Years        Ten Years     Since Inception
With Sales
 Charge         0.31%    4.59% (4.55%)    6.02% (6.00%)    6.69% (6.45%)
Without Sales
 Charge         5.31%    4.75% (4.72%)    6.02% (6.00%)    6.69% (6.45%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal Series
Fund/North Carolina Series (Class B shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class B shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August
1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge of 5%, 4%, 3%, 2%, 1%, and 1% for six years was deducted from the value of the investment in Class B shares, assuming full redemption on August
31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class
B shares will automatically
convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com    (800) 225-1852

(GRAPH)
Class C     Growth of a $10,000 Investment

Average Annual Total Returns as of 8/31/00
                 One Year    Five Years    Ten Years    Since Inception
With Sales
 Charge           3.00%     4.29% (4.25%)    N/A        4.54% (4.51%)
Without Sales
 Charge           5.05%     4.50% 4.46%)     N/A        4.71% (4.68%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/North Carolina Series (Class
C shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of
Class C shares, and the account values at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August
1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 1% was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge of 1% for 18 months was deducted from the value of the investment in Class C shares, assuming full redemption on August
31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols    NASDAQ     CUSIP
     Class A    PRNAX    74435M812
     Class B    PNCSX    74435M820
     Class C    PCNCX    74435M515

MF122E

(ICON)  Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
Ohio Series

Fund Type     Municipal Bond

Objective     Maximize current income that is exempt
from Ohio State and federal income taxes, consistent with the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Municipal Series Fund/Ohio Series' investment objective is to maximize current income that is exempt from Ohio State and federal income taxes, consistent with the preservation of capital.
However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

     Expressed as a percentage of total investments
as of 8/31/00
          51.3%    Revenue Bonds
          28.9     General Obligation Bonds
          17.9     Prerefunded
           1.9     Miscellaneous

Credit Quality

     Expressed as a percentage of total investments
as of 8/31/00
          12.3%    AAA
          11.7     AA
           5.5     A
          18.7     BBB
           4.6     BB
          47.2     Insured

Ten Largest Issuers

     Expressed as a percentage of
     net assets as of 8/31/00
          6.7%    Ohio State Turnpike
                  Commission Revenue
          4.6     Guam Power Authority Revenue*
          4.5     Ohio State Air Quality Development
                  Authority Revenue
          3.8     Puerto Rico Public Buildings
                  Authority Revenue
          3.7     University of Puerto Rico Revenue
          3.7     Columbus Citation Housing
                  Development Corp.
          3.5     Lucas County Hospital Revenue
          3.3     Lorain County Hospital Revenue
          3.0     Montgomery County
                  Health System Revenue
          2.8     Lucas County
                  Health Facility Revenue

*Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

www.prudential.com       (800) 225-1852

Performance at a Glance

Cumulative Total Returns1     As of 8/31/00

             One          Five               Ten               Since
             Year         Years              Years           Inception2
Class A      5.17%    26.47% (26.25)     88.49% (87.99)     93.36%  (92.84)
Class B      4.90     24.29  (24.07)     81.75  (81.27)    197.76  (194.33)
Class C      4.64     22.77  (22.55)          N/A           31.46   (31.11)
Lipper OH
 Muni Debt
 Fund Avg.3  4.85         27.03              91.48               ***

Average Annual Total Returns1     As of 9/30/00
          One          Five             Ten             Since
          Year         Years           Years          Inception2
Class A   1.34%     3.94% (3.90)     6.14% (6.11)     5.99% (5.97)
Class B  -0.76      4.05  (4.01)     6.08  (6.05)     7.00  (6.91)
Class C   1.96      3.76  (3.72)         N/A          4.25  (4.21)


Distributions and Yields     As of 8/31/00
        Total Distributions   30-Day   Taxable Equivalent Yield4 at Tax Rates of
        Paid for 12 Months   SEC Yield          36%              39.6%
Class A        $0.61           4.26%           7.17%             7.60%
Class B        $0.58           4.20            7.07              7.50
Class C        $0.55           3.97            6.69              7.08

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B,
9/20/84; and Class C, 8/1/94.

3 Lipper Average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Ohio Municipal Debt Fund category.
Single-state Municipal Debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 96.05% for
Class A, 223.93% for Class B, and 37.09% for
Class C, based on all funds in each share class.

(LOGO)                        October 18, 2000

Dear Shareholder,
During our fiscal year ended August 31, 2000, the Class A and Class B shares of the Prudential
Municipal Series Fund/Ohio Series, without considering the initial sales charge, outperformed their benchmark Lipper Average, which is not subject to sales charges. The Series performed well even though conditions in the municipal bond market were very volatile.

Municipal bond prices began to fall early in our fiscal year because the Federal Reserve repeatedly increased short-term interest rates to slow a rapidly expanding U.S. economy. However, higher interest rates and strong economic growth caused issuance of municipal bonds to decline at a time when many investors sought the tax-exempt income provided by these securities. This strong investor demand helped municipal bond prices end the 12 months higher.

Amid these shifting market conditions, Prudential's
Municipal Bond sector team took advantage of changing investment opportunities. The team accomplished this by skillfully managing the risk that fluctuating interest rates could pose to the Series' securities, and by identifying undervalued bonds.

Proposed merger
A proposal to merge the Ohio Series into the National Municipals Fund will be put to a shareholder vote at a special shareholder meeting scheduled for December 7, 2000. For information regarding this proposal, please refer to the enclosed materials.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund     Ohio Series

Annual Report

August 31, 2000

Investment Adviser's Report

Municipal bonds gained amid volatile market conditions
Prices of municipal bonds went on a roller coaster ride during our fiscal year that began September 1, 1999. They ended the 12 months higher as investors hurriedly bought a shrinking supply of newly issued tax-exempt securities. Furthermore, prices of munis finished the 12 months higher on the belief that the Federal Reserve (the Fed) was nearly through with its latest round of increases in short-term interest rates.

The Fed raised short-term rates four times during our fiscal year out of concern that an overheated
U.S. economy might ignite higher inflation via rising consumer prices and accelerating wages. By lifting short-term rates, the Fed pushed borrowing costs higher for businesses and consumers, which it hoped would slow economic growth to a more sustainable pace and help check inflationary pressures.

Timely duration moves
The trend toward higher short-term rates had initially led investors to require higher yields on municipal securities (and lower prices). In order to reduce our portfolio's sensitivity to the rise in interest rates, we lowered the Series' duration in the early autumn of 1999. (Duration measures how much a portfolio's bonds will fluctuate in price for a given change in interest rates. It is expressed in years.)

As the year 2000 began, we expected the Fed to continue tightening monetary policy. We also believed that further rate increases would ultimately be viewed as positive by the bond market because they would show the Fed's determination to fight inflation. With this in mind, we began to lengthen the Series' duration in January 2000, which enabled the Series to benefit more fully as prices of munis rallied later in the year. Our timely adjustments to the Series' duration was an important reason that, without considering sales charges, the Series' Class A and Class B shares outperformed their benchmark Lipper Average, which is not subject to sales charges.

Prudential Municipal Series Fund     Ohio Series

Annual Report     August 31, 2000

Municipal bonds beat stocks
The municipal bond rally picked up steam in the spring of 2000 after the Fed aggressively raised rates in mid-May. Data indicated that economic growth was moderating. This, in turn, fueled optimism that the Fed would not have to continue hiking rates during the remainder of 2000.
Consequently, many investors willingly paid higher prices for munis and accepted lower yields.

This strong demand for tax-exempt bonds helped the Lehman Municipal Bond Index return 7.56% for the first eight months of 2000, compared with only
4.10% for the Standard & Poor's 500 Composite Stock
Price Index.

Puerto Rico bonds enhanced Series' returns
While investors scrambled to buy municipal bonds, the supply of newly issued tax-exempt securities dwindled. Many state and local governments accumulated such hefty cash reserves during the long U.S. economic expansion that their borrowing needs declined, which in turn led to decreased issuance of tax-exempt bonds. In addition, the supply of new bonds due to refunding activity shrank, as many state and local governments had already replaced higher-cost debt securities with lower-cost bonds to save on interest expenses.

In Ohio, the amount of newly issued tax-exempt bonds from August 31, 1999, to August 31, 2000, dropped 27%, compared with the same period a year earlier, according to Thomson Financial Securities
Data. As an alternative to Ohio securities, some market participants, including us, turned to Puerto
Rico bonds, which are triple tax exempt in all 50 states. Not surprisingly, Puerto Rico bonds performed very well. The Series benefited from this trend since its various Puerto Rico bonds accounted for 8.60% of its total investments at the end of our fiscal year.

CSC Steel bonds hurt Series' performance
On the other hand, the Series owns nonrated tax-exempt bonds backed by CSC Steel that declined sharply in value because the company failed to make its August 2000 interest payment. The U.S. steel industry has generally been www.prudential.com (800) 225-1852 hurt by competition from inexpensively priced imported steel. CSC Steel has suffered from severe cash flow problems. It is trying to avoid a bankruptcy filing by negotiating with its lenders.

Prudential Municipal Series Fund Management Team

       Prudential Municipal Series Fund      Ohio Series
             Portfolio of Investments as of August 31, 2000

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
-------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.7%
Akron, Gen. Oblig.                    A1               10.50%      12/01/04   $      200     $   245,358
Brecksville Broadview Heights City
 Sch. Dist., F.G.I.C.                 Aaa              6.50        12/01/16        1,000       1,103,350
Canton Water Works Sys., Gen.
 Oblig., A.M.B.A.C.                   Aaa              5.85        12/01/15          700         729,960
Clear Fork Valley Loc. Sch. Dist.,
 Richland Cnty.                       AA-(c)           Zero        12/01/24          845         206,290
Cleveland Arpt. Spl. Rev. Ref.,
 Continental Airlines, Inc., A.M.T.   Ba2              5.70        12/01/19          650         565,636
Cleveland Cuyahoga Cnty. Port Auth.
 Rev., Dev. Cap. Impvt. proj. Ser.
 A                                    NR               5.375       5/15/19           980         871,249
Cleveland, Gen. Oblig., M.B.I.A.      Aaa              5.75        8/01/15         1,000       1,059,740
Cleveland, Gen. Oblig., M.B.I.A.      Aaa              5.75        8/01/14         1,000       1,063,140
Columbus Citation Hsg. Dev. Corp.,
 Mtge. Rev., F.H.A.                   AA(c)            7.625       1/01/22         1,850(e)    2,236,520
Columbus, Gen. Oblig., Mun. Arpt.
 No. 32, A.M.T.                       Aaa              7.15        7/15/06           435         444,531
Cuyahoga Cnty. Hosp. Rev., Meridia
 Health Sys.                          A1               6.25        8/15/24         1,500(e)    1,642,275
Dayton, Gen. Oblig., M.B.I.A.         Aaa              7.00        12/01/07          480         549,658
Dover Mun. Elec. Sys. Rev.,
 F.G.I.C.                             Aaa              5.95        12/01/14        1,000       1,047,200
Franklin Cnty. Hosp. Rev., Senior
 Doctors Hlth. Corp., Ser. A          Baa3             5.60        12/01/28          900         655,038
Greene Cnty. Cap. Apprec., Wtr.
 Sys. Rev., Ser. A, F.G.I.C.          Aaa              6.125       12/01/21        1,000       1,056,620
Guam Pwr. Auth. Rev., Ser. A          AAA(c)           6.75        10/01/24        2,500(e)    2,778,025
Hilliard City Sch. Dist.,
 Cap. Apprec.-Sch. Impvt., F.G.I.C.   Aaa              Zero        12/01/09        2,000       1,276,920
 Cap. Apprec.-Sch. Impvt., F.G.I.C.   Aaa              Zero        12/01/18        1,720         624,412
 Cap. Apprec.-Sch. Impvt., F.G.I.C.   Aaa              Zero        12/01/19        1,720         586,279
Huber Heights Water Sys. Rev., Cap.
 Apprec., M.B.I.A.                    Aaa              Zero        12/01/23        1,000         270,100
Hudson City, Park Impvt.              Aa2              6.125       12/01/19          555         589,638
Lorain Cnty. Hosp. Rev., Ref.
 Mtge., Elyria United Methodist
 Village                              BBB+(c)          6.875       6/01/22         2,000       1,996,360

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Ohio Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
-------------------------------------------------------------------------------------------------------------
Lucas Cnty. Hlth. Fac. Rev., Ref.,
 Ohio Presbyterian Retirement Svcs.   NR               6.625%      7/01/14    $    1,750     $ 1,711,132
Lucas Cnty. Hosp. Rev., Promedica
 Healthcare Oblig., Ser. 96,
 M.B.I.A.                             Aaa              5.75        11/15/09        2,000(d)    2,130,240
Marysville Village Sch. Dist., Gen.
 Oblig., Sch. Impvt., M.B.I.A.        Aaa              Zero        12/01/15          865         374,804
Miami Cnty. Hosp. Fac. Rev., Ref. &
 Impvt., Upper Valley Med. Ctr.       Baa2             6.375       5/15/26           750         679,117
Montgomery Cnty. Hlth. Sys. Rev.,
 Ref., Franciscan Med. Ctr., Dayton   NR               5.50        7/01/18         1,750(e)    1,806,315
Montgomery Cnty. Swr. Sys. Rev.,
 Greater Moraine, Beaver Creek,
 F.G.I.C.                             Aaa              Zero        9/01/05         1,000         793,110
Morgan, Loc. Sch. Dist. F.S.A.        Aaa              5.75        12/01/22        1,000       1,018,150
Mount Vernon City Sch. Dist., Gen.
 Oblig., F.G.I.C.                     Aaa              7.50        12/01/14          500         556,600
Newark, Ltd. Tax Gen. Oblig., Wtr.
 Impvt., Cap. Apprec., A.M.B.A.C.     Aaa              Zero        12/01/06          805         600,305
Ohio Hsg. Fin. Agy. Mtg. Rev., Res.
 Conv. Opt C1, G.N.M.A., A.M.T.       Aaa              6.05        3/01/32         1,000       1,011,380
 Ser. A, G.N.M.A., A.M.T.             Aaa              6.35        9/01/31         1,000       1,034,250
Ohio St. Air Quality Dev. Auth.
 Rev., Poll. Ctrl.,
 Cleveland Elec. Co. Proj., Ref.,
 A.M.T.                               Ba1              6.10        8/01/20         1,000         950,260
 Cleveland Elec. Co. Proj., Ref.,
 F.G.I.C.                             Aaa              8.00        12/01/13        2,500       2,704,800
Ohio St. Bldg. Auth., Das Data Ctr.
 Proj.,                               Aa2              6.00        10/01/08          615         670,381
Ohio St. Environ. Impvt. Rev.,
 Ref., USX Corp. Proj.                Baa2             5.625       5/01/29         1,000         907,190
Ohio St. Higher Edl. Fac. Comn.
 Rev., Case Western Resv. Univ.,
 Ser. B                               Aa3              6.50        10/01/20          750         848,775

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      Ohio Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
-------------------------------------------------------------------------------------------------------------
Ohio St. Solid Waste Disposal Rev.,
 USG Corp. Proj. A.M.T.               Baa1             6.05%       8/01/34    $    1,000     $   954,360
Ohio St. Solid Waste Rev., A.M.T.     NR               8.50        8/01/22           500(f)      147,500
Ohio St. Tpk. Comm., Tpk. Rev.,
 Ref., Series A, F.G.I.C.             Aaa              5.50        2/15/24         4,000       4,063,400
Ohio St. Univ., Gen. Rcpts., Ser. A   Aa2              6.00        12/01/16        1,000       1,065,800
Ohio St. Water Dev. Auth., Poll.
 Cntrl. Fac. Rev.                     Ba3              5.25        9/01/33         1,250       1,232,575
Pickerington Local Sch. Dist.,
 Gen. Oblig., A.M.B.A.C.              Aaa              Zero        12/01/08          890         598,881
 Gen. Oblig., A.M.B.A.C.              Aaa              Zero        12/01/13          525         263,529
Puerto Rico Comwlth.
 Gen. Oblig., M.B.I.A.                NR               7.497       7/01/12         1,000       1,173,670
 Hwy. & Transn. Auth. Rev., Ser. A,
 M.B.I.A.                             Aaa              5.00        7/01/38           750         694,987
Puerto Rico Indl. Tourist Edu.,
 Med. & Env. Catl. Facs., Rev.        Baa2             6.625       6/01/26         1,000       1,042,430
Puerto Rico Pub. Bldgs. Auth. Rev.,
 Gtd. Pub. Ed. & Hlth. Facs., Ser.
 J                                    Baa1             Zero        7/01/06         3,000       2,299,620
Richland Cnty. Ohio Hosp. Facs.
 Rev. Ser. B                          A-(c)            6.375       11/15/22        1,000         997,520
Trumbull Cnty., Gen. Oblig.
 Cap. Apprec., A.M.B.A.C.             Aaa              Zero        12/01/09        1,250         798,075
Univ. of Puerto Rico Rev., Cap.
 Apprec. Ref., Ser. N, M.B.I.A.       Aaa              Zero        6/01/13         4,245       2,261,609
Virgin Islands Pub. Fin. Auth.
 Rev.,
 Gross Rcpts. Taxes, Loan Notes,
 Ser. A                               BBB-(c)          6.50        10/01/24          500         517,945
 Ref., Matching Loan Notes, Ser. A    AAA(c)           7.25        10/01/18        1,000(e)    1,079,990
Virgin Islands Terr., Hugo Ins.
 Claims Fund Proj., Ser. 91           NR               7.75        10/01/06          305(e)      319,061
Virgin Islands Wtr. & Pwr. Auth.,
 Elec. Sys. Rev., Ser. A              NR               7.40        7/01/11           830(e)      858,901
                                                                                             -----------
Total long-term investments
 (cost $57,188,566)                                                                           59,764,961
                                                                                             -----------

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Ohio Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                              Principal
                                      Moody's Rating   Interest    Maturity   Amount         Value
Description (a)                       (Unaudited)      Rate        Date       (000)          (Note 1)
-------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.3%
Ohio St. Air Quality Dev. Auth.
 Rev. Adj. Ref., Cincinnati Gas &
 Elec., Ser. B, F.R.D.D.              VMIG1            4.30%       9/01/00    $      100     $   100,000
Ohio St. Solid Waste Rev.,
 BP Explr. & Oil Proj., F.R.D.D.      VMIG1            4.45        9/01/00           600         600,000
 BP Explr. & Oil Proj., F.R.D.D       VMIG1            4.45        9/01/00           100         100,000
                                                                                             -----------
Total short-term investments
 (cost $800,000)                                                                                 800,000
                                                                                             -----------
Total Investments  100.0%
 (cost $57,988,566; Note 4)                                                                   60,564,961
Other assets in excess of
 liabilities                                                                                      28,591
                                                                                             -----------
Net Assets  100%                                                                             $60,593,552
                                                                                             -----------
                                                                                             -----------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Represents when-issued security.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) Security in default.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      Ohio Series
             Statement of Assets and Liabilities

                                                                  August 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $57,988,566)                           $  60,564,961
Cash                                                                      98,237
Interest receivable                                                      706,111
Other assets                                                               1,847
                                                                 -----------------
      Total assets                                                    61,371,156
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                        622,274
Accrued expenses                                                          76,485
Dividends payable                                                         31,082
Management fee payable                                                    26,063
Distribution fee payable                                                  15,518
Deferred trustee's fees                                                    6,182
                                                                 -----------------
      Total liabilities                                                  777,604
                                                                 -----------------
NET ASSETS                                                         $  60,593,552
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $      53,717
   Paid-in capital in excess of par                                   58,084,547
                                                                 -----------------
                                                                      58,138,264
   Accumulated net realized loss on investments                         (121,107)
   Net unrealized appreciation on investments                          2,576,395
                                                                 -----------------
Net assets, August 31, 2000                                        $  60,593,552
                                                                 -----------------
                                                                 -----------------

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Ohio Series
             Statement of Assets and Liabilities Cont'd.

                                                                  August 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($44,267,072 / 3,925,073 shares of beneficial interest
      issued and outstanding)                                             $11.28
   Maximum sales charge (3% of offering price)                              0.35
                                                                 -----------------
   Maximum offering price to public                                       $11.63
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($16,148,328 / 1,430,872 shares of beneficial interest
      issued and outstanding)                                             $11.29
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($178,152 / 15,786 shares of beneficial interest issued
      and outstanding)                                                    $11.29
   Sales charge (1% of offering price)                                      0.11
                                                                 -----------------
   Offering price to public                                               $11.40
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      Ohio Series
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 3,948,930
                                                                 -----------------
Expenses
   Management fee                                                       329,819
   Distribution fee--Class A                                            114,178
   Distribution fee--Class B                                             99,475
   Distribution fee--Class C                                              1,463
   Custodian's fees and expenses                                         84,000
   Reports to shareholders                                               53,000
   Transfer agent's fees & expenses                                      40,000
   Registration fees                                                     28,000
   Legal fees and expenses                                               16,000
   Audit fees                                                            10,000
   Trustees' fees and expenses                                            8,000
   Miscellaneous                                                          8,289
                                                                 -----------------
      Total expenses                                                    792,224
Custodian fee credit                                                     (1,371)
                                                                 -----------------
    Net expenses                                                        790,853
                                                                 -----------------
Net investment income                                                 3,158,077
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                             (199,137)
   Financial futures transactions                                       186,509
                                                                 -----------------
                                                                        (12,628)
                                                                 -----------------
Net change in unrealized appreciation on:
   Investments                                                          (99,889)
   Financial futures contracts                                          (65,563)
                                                                 -----------------
                                                                       (165,452)
                                                                 -----------------
   Net loss on investments                                             (178,080)
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 2,979,997
                                                                 -----------------
                                                                 -----------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Ohio Series
             Statement of Changes in Net Assets

                                                       Year Ended August 31,
                                                -----------------------------------
                                                      2000                1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $     3,158,077     $    3,603,673
   Net realized gain (loss) on investment
      transactions                                       (12,628)           769,806
   Net change in unrealized appreciation on
      investments                                       (165,452)        (5,472,852)
                                                -----------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                        2,979,997         (1,099,373)
                                                -----------------    --------------
Dividends and distributions (Note 1):
   Dividends to shareholders from net
      investment income
      Class A                                         (2,221,407)        (2,304,508)
      Class B                                           (928,047)        (1,287,519)
      Class C                                             (8,623)           (11,646)
                                                -----------------    --------------
                                                      (3,158,077)        (3,603,673)
                                                -----------------    --------------
   Distributions in excess of net investment
      income
      Class A                                            (21,138)           (38,470)
      Class B                                             (9,767)           (23,367)
      Class C                                                (95)              (164)
                                                -----------------    --------------
                                                         (31,000)           (62,001)
                                                -----------------    --------------
   Distributions from net realized gains
      Class A                                           (257,882)        (1,111,350)
      Class B                                           (119,154)          (675,050)
      Class C                                             (1,168)            (4,744)
                                                -----------------    --------------
                                                        (378,204)        (1,791,144)
                                                -----------------    --------------
Series share transactions (net of share
   conversions) (Note 5):
   Net proceeds from shares sold                       1,352,379          6,020,350
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    2,139,011          3,287,977
   Cost of shares reacquired                         (15,195,098)       (16,660,880)
                                                -----------------    --------------
   Net decrease in net assets from Series
      share transactions                             (11,703,708)        (7,352,553)
                                                -----------------    --------------
Total decrease                                       (12,290,992)       (13,908,744)
NET ASSETS
Beginning of year                                     72,884,544         86,793,288
                                                -----------------    --------------
End of year                                      $    60,593,552     $   72,884,544
                                                -----------------    --------------
                                                -----------------    --------------

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      Ohio Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of eleven series. The monies of each series are invested in separate, independently managed portfolios. The Ohio Series (the 'Series') commenced investment operations in September, 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from Ohio state and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gains. The Series seeks to achieve this objective by investing primarily in Ohio state, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in preparation of its financial statements.

      Securities Valuation:    The Series values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing services, a security is valued at its fair value as determined under procedures established by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

       Prudential Municipal Series Fund      Ohio Series
             Notes to Financial Statements Cont'd.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distribution in excess of net investment income and increase accumulated net realized loss on investments by $31,000, due to the sale of securities purchased with market discount during the year ended August 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.
                                                                          15

       Prudential Municipal Series Fund      Ohio Series
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively. Effective August 23, 2000, such expenses under the Plans were .25 of 1% of average daily net assets of Class A, B and C shares.

      PIMS has advised the Series that they received approximately $5,100 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

       Prudential Municipal Series Fund      Ohio Series
             Notes to Financial Statements Cont'd.

      PIMS has advised the Series that for the year ended August 31, 2000, they received approximately $31,600 and $500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The purpose of the credit agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000 the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts during the year ended August 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $30,700 for the services of PMFS. As of August 31, 2000, approximately $3,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2000 were $16,892,810 and $29,457,232, respectively.

      The cost basis of investments for federal income tax purposes at August 31, 2000 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $2,576,395 (gross unrealized appreciation--$3,647,355; gross unrealized depreciation--$1,070,960).

      The Series will elect, for United States Federal income tax purposes, to treat net capital losses of $141,150 incurred in the ten-month period ended August 31, 2000 as having been incurred in the following fiscal year.

Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the
                                                                          17

       Prudential Municipal Series Fund      Ohio Series
             Notes to Financial Statements Cont'd.

shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest for the year ended August 31, 2000 and the year ended August 31, 1999 were as follows:

Class A                                                           Shares       Amount
---------------------------------------------------------------  --------    -----------
Year ended August 31, 2000:
Shares sold....................................................    35,347    $   392,038
Shares issued in reinvestment of dividends and distributions...   140,612      1,551,607
Shares reacquired..............................................  (949,391)   (10,496,063)
                                                                 --------    -----------
Net decrease in shares outstanding before conversion...........  (773,432)    (8,552,418)
Shares issued upon conversion from Class B.....................   570,794      6,334,941
                                                                 --------    -----------
Net increase (decrease) in shares outstanding..................  (202,638)   $(2,217,477)
                                                                 --------    -----------
                                                                 --------    -----------
Year ended August 31, 1999:
Shares sold....................................................   275,877    $ 3,318,064
Shares issued in reinvestment of dividends and distributions...   177,578      2,124,198
Shares reacquired..............................................  (695,495)    (8,255,801)
                                                                 --------    -----------
Net decrease in shares outstanding before conversion...........  (242,040)    (2,813,539)
Shares issued upon conversion from Class B.....................   181,742      2,187,166
                                                                 --------    -----------
Net increase (decrease) in shares outstanding..................   (60,298)   $  (626,373)
                                                                 --------    -----------
                                                                 --------    -----------
Class B
---------------------------------------------------------------
Year ended August 31, 2000:
Shares sold....................................................    86,605    $   960,143
Shares issued in reinvestment of dividends and distributions...    52,484        579,499
Shares reacquired..............................................  (410,380)    (4,534,774)
                                                                 --------    -----------
Net decrease in shares outstanding before conversion...........  (271,291)    (2,995,132)
Shares reacquired upon conversion into Class A.................  (570,548)    (6,334,941)
                                                                 --------    -----------
Net increase (decrease) in shares outstanding..................  (841,839)   $(9,330,073)
                                                                 --------    -----------
                                                                 --------    -----------

    18

       Prudential Municipal Series Fund      Ohio Series
             Notes to Financial Statements Cont'd.

Class B                                                           Shares       Amount
---------------------------------------------------------------  --------    -----------
Year ended August 31, 1999:
Shares sold....................................................   209,044    $ 2,517,815
Shares issued in reinvestment of dividends and distributions...    96,304      1,154,072
Shares reacquired..............................................  (698,008)    (8,392,171)
                                                                 --------    -----------
Net decrease in shares outstanding before conversion...........  (392,660)    (4,720,284)
Shares reacquired upon conversion into Class A.................  (181,591)    (2,187,166)
                                                                 --------    -----------
Net increase (decrease) in shares outstanding..................  (574,251)   $(6,907,450)
                                                                 --------    -----------
                                                                 --------    -----------
Class C
---------------------------------------------------------------
Year ended August 31, 2000:
Shares sold....................................................        18    $       198
Shares issued in reinvestment of dividends and distributions...       716          7,905
Shares reacquired..............................................   (14,664)      (164,261)
                                                                 --------    -----------
Net increase (decrease) in shares outstanding..................   (13,930)   $  (156,158)
                                                                 --------    -----------
                                                                 --------    -----------
Year ended August 31, 1999:
Shares sold....................................................    15,141    $   184,471
Shares issued in reinvestment of dividends and distributions...       816          9,707
Shares reacquired..............................................    (1,115)       (12,908)
                                                                 --------    -----------
Net increase (decrease) in shares outstanding..................    14,842    $   181,270
                                                                 --------    -----------
                                                                 --------    -----------

Note 6. Proposed Reorganization
On August 23, 2000, the Trustees of the Series approved an Agreement and Plan of Reorganization (the 'Plan of Reorganization') which provides for the transfer of all of the assets and liabilities of the Series to Prudential National Municipals Fund, Inc. ('National Municipals'). Class A, Class B and Class C shares of the Series would be exchanged at net asset value for Class A shares of equivalent value of National Municipals. The Series would then cease operations.
      The Plan of Reorganization requires approval of the shareholders of the Series to become effective and a proxy/prospectus will be mailed to shareholders in October 2000. If the Plan is approved, it is expected that the reorganization will take place in December 2000. The Series and National Municipals will each bear their pro rata share of the costs of the reorganization, including cost of proxy solicitation.
                                                                          19

       Prudential Municipal Series Fund      Ohio Series
             Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 11.33
                                                                     --------
Income from investment operations
Net investment income                                                     .54
Net realized and unrealized gain (loss) on investment
transactions                                                              .02
                                                                     --------
   Total from investment operations                                       .56
                                                                     --------
Less distributions
Dividends from net investment income                                     (.54)
Distributions in excess of net investment income                         (.01)
Distributions from net realized gains                                    (.06)
                                                                     --------
   Total distributions                                                   (.61)
                                                                     --------
Net asset value, end of year                                          $ 11.28
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         5.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $44,267
Average net assets (000)                                              $45,671
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.12%
   Expenses, excluding distribution and service (12b-1) fees              .87%
   Net investment income                                                 4.86%
For Class A, B and C shares:
   Portfolio turnover rate                                                 26%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    20                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Ohio Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  12.31             $  11.95             $  11.70             $  11.92
    --------             --------             --------             --------
         .54                  .60                  .63(a)               .63(a)
        (.71)                 .42                  .27                 (.15)
    --------             --------             --------             --------
        (.17)                1.02                  .90                  .48
    --------             --------             --------             --------
        (.54)                (.60)                (.63)                (.63)
        (.01)                  --(c)                --(c)                --
        (.26)                (.06)                (.02)                (.07)
    --------             --------             --------             --------
        (.81)                (.66)                (.65)                (.70)
    --------             --------             --------             --------
    $  11.33             $  12.31             $  11.95             $  11.70
    --------             --------             --------             --------
    --------             --------             --------             --------
       (1.53)%               8.80%                7.92%                4.02%
    $ 46,775             $ 51,546             $ 50,977             $ 49,851
    $ 50,833             $ 51,082             $ 51,641             $ 51,205
         .97%                 .83%                 .80%(a)              .80%(a)
         .77%                 .73%                 .70%(a)              .70%(a)
        4.53%                4.93%                5.37%(a)             5.27%(a)
          45%                  30%                  22%                  35%

    See Notes to Financial Statements                                     21

       Prudential Municipal Series Fund      Ohio Series
             Financial Highlights Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 11.34
                                                                     --------
Income from investment operations
Net investment income                                                     .51
Net realized and unrealized gain (loss) on investment
transactions                                                              .02
                                                                     --------
   Total from investment operations                                       .53
                                                                     --------
Less distributions
Dividends from net investment income                                     (.51)
Distributions in excess of net investment income                         (.01)
Distributions from net realized gains                                    (.06)
                                                                     --------
   Total distributions                                                   (.58)
                                                                     --------
Net asset value, end of year                                          $ 11.29
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         4.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $16,148
Average net assets (000)                                              $20,094
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.36%
   Expenses, excluding distribution and service (12b-1) fees              .87%
   Net investment income                                                 4.62%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    22                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Ohio Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  12.32             $  11.96             $  11.71             $  11.93
    --------             --------             --------             --------
         .51                  .55                  .59(a)               .58(a)
        (.71)                 .42                  .27                 (.15)
    --------             --------             --------             --------
        (.20)                 .97                  .86                  .43
    --------             --------             --------             --------
        (.51)                (.55)                (.59)                (.58)
        (.01)                  --(c)                --(c)                --
        (.26)                (.06)                (.02)                (.07)
    --------             --------             --------             --------
        (.78)                (.61)                (.61)                (.65)
    --------             --------             --------             --------
    $  11.34             $  12.32             $  11.96             $  11.71
    --------             --------             --------             --------
    --------             --------             --------             --------
       (1.82)%               8.36%                7.49%                3.61%
    $ 25,773             $ 35,064             $ 40,770             $ 50,998
    $ 30,456             $ 37,848             $ 45,503             $ 57,909
        1.27%                1.23%                1.20%(a)             1.20%(a)
         .77%                 .73%                 .70%(a)              .70%(a)
        4.23%                4.54%                4.97%(a)             4.87%(a)

    See Notes to Financial Statements                                     23

       Prudential Municipal Series Fund      Ohio Series
             Financial Highlights Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 11.34
                                                                     --------
Income from investment operations
Net investment income                                                     .48
Net realized and unrealized gain (loss) on investment
transactions                                                              .02
                                                                     --------
   Total from investment operations                                       .50
                                                                     --------
Less distributions
Dividends from net investment income                                     (.48)
Distributions in excess of net investment income                         (.01)
Distributions from net realized gains                                    (.06)
                                                                     --------
   Total distributions                                                   (.55)
                                                                     --------
Net asset value, end of year                                          $ 11.29
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         4.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $   178
Average net assets (000)                                              $   198
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.61%
   Expenses, excluding distribution and service (12b-1) fees              .87%
   Net investment income                                                 4.36%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    24                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Ohio Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
     $12.32               $11.96               $11.71               $11.93
    -------              -------              -------              -------
        .48                  .52                  .56(a)               .55(a)
       (.71)                 .42                  .27                 (.15)
    -------              -------              -------              -------
       (.23)                 .94                  .83                  .40
    -------              -------              -------              -------
       (.48)                (.52)                (.56)                (.55)
       (.01)                  --(c)                --(c)                --
       (.26)                (.06)                (.02)                (.07)
    -------              -------              -------              -------
       (.75)                (.58)                (.58)                (.62)
    -------              -------              -------              -------
     $11.34               $12.32               $11.96               $11.71
    -------              -------              -------              -------
    -------              -------              -------              -------
      (2.06)%               8.09%                7.22%                3.36%
     $  337               $  183               $   71               $   44
     $  289               $  149               $   57               $   97
       1.52%                1.48%                1.45%(a)             1.45%(a)
        .77%                 .73%                 .70%(a)              .70%(a)
       4.03%                4.26%                4.72%(a)             4.62%(a)

    See Notes to Financial Statements                                     25

       Prudential Municipal Series Fund      Ohio Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Ohio Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Ohio Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.
As described in Note 6 to the financial statements, on August 23, 2000 the Trustees approved an Agreement and Plan of Reorganization, subject to shareholder approval, whereby the Fund would be merged into Prudential National Municipals Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000

       Prudential Municipal Series Fund      Ohio Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income of $.54 per Class A share, $.51 per Class B share and $.48 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B and C shares $.005 (special taxable income and short-term capital gains) which is taxable as ordinary income and a long-term capital gain distribution of $.06 per Class A, B and C shares which is taxable as such.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2000.
                                                                          27

Prudential Municipal Series Fund     Ohio Series
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
     Large Capitalization Growth Fund
     Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund
Target Funds
     International Equity Fund

balanced/allocation funds
Prudential Diversified Funds
     Conservative Growth Fund
     Moderate Growth Fund
     High Growth Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
www.prudential.com      (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
     Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
     Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
Prudential Municipal Series Fund
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     Massachusetts Series
     New Jersey Series
     New York Series
     North Carolina Series
     Ohio Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
     Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     Connecticut Money Market Series
     Massachusetts Money Market Series
     New Jersey Money Market Series
     New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Municipal Series Fund     Ohio Series
Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

www.prudential.com    (800) 225-1852

investment adviser's report
The portfolio manager, who invests your money for you, reports on successful-and not-so-successful-strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here-both realized and unrealized.

Prudential Municipal Series Fund     Ohio Series
Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.
Independent accountant's Report
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com     (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well.
The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund-the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Municipal Series Fund       Ohio Series
Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year    Five Years        Ten Years     Since Inception
With Sales
 Charge         2.01%     4.17% (4.14)     6.22% (6.19)     6.11% (6.08)
Without Sales
 Charge         5.17%     4.81% (4.77)     6.54% (6.52)     6.41% (6.39)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal Series
Fund/Ohio Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond
Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class A shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August
1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 3% was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.
The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com  (800) 225-1852
Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year    Five Years       Ten Years     Since Inception
With Sales
 Charge        -0.10%    4.28% (4.24)     6.16% (6.13)     7.08% (7.00)
Without Sales
 Charge         4.90%    4.44% (4.41)     6.16% (6.13)     7.08% (7.00)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal
Series Fund/Ohio Series (Class B shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class B shares, and the account value at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge of 5%, 4%, 3%, 2%, 1%, and 1% for six years was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.
The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund       Ohio Series
Class C     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year     Five Years     Ten Years     Since Inception
With Sales
 Charge         2.59%      3.98% (3.94)      N/A         4.43% (4.38)
Without Sales
 Charge         4.64%      4.19% (4.15)      N/A         4.60% (4.55)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/Ohio Series (Class C shares) with a similar investment in the Lehman Brothers
Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year
(August 31, 2000), as measured on a quarterly basis, beginning in August 1994 for Class C shares.
For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 1% was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge of 1% for 18 months was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2000; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com     (800) 225-1852
Annual Report     August 31, 2000

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance.
While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols     NASDAQ      CUSIP
     Class A     PROHX     74435M838
     Class B     PBOHX     74435M846
     Class C     PROCX     74435M499

MF123E

(ICON)  Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
Pennsylvania Series

Fund Type     Municipal Bond
Objective     Maximize current income that is exempt
from Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital

(GRAPH)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Municipal Series Fund/Pennsylvania
Series' investment objective is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital.
However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

     Expressed as a percentage of total investments
as of 8/31/00
          62.5%    Revenue Bonds
          17.6     General Obligation Bonds
          12.9     Prerefunded
           6.8     Miscellaneous
           0.2     Cash Equivalents

Credit Quality

     Expressed as a percentage of total investments
as of 8/31/00
          4.6%    AAA
          6.0     AA
         18.4     A
         18.4     BBB
          2.6     BB
          0.6     CCC
         35.5     Insured
         13.7     Not Rated*
          0.2     Cash Equivalents

* Unrated bonds are believed to be of comparable quality to permissible investments by the Series.

Ten Largest Issuers

     Expressed as a percentage of
     net assets as of 8/31/00
          8.1%     Philadelphia Industrial Dev.
                   Authority Revenue*
          4.8      Allegheny County Hosp.
                   Dev. Authority Revenue
          4.4      Pennsylvania State Higher
                   Ed. Facs. Authority Revenue
          4.4      Pittsburgh Water and
                   Sewer Authority
          4.0      Puerto Rico Commonwealth
          3.9      Luzerne County Industrial
                   Dev. Authority Revenue
          3.6      Pennsylvania Convention Ctr.
                   Authority Revenue
          3.0      Delaware Valley PA
                   Reg. Fin. Authority Lo.
          2.9      Pennsylvania Econ.
                   Dev. Authority
          2.8      Northampton County Higher
                   Ed. Authority Revenue

* Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

www.prudential.com         (800) 225-1852

Performance at a Glance

Cumulative Total Returns1         As of 8/31/00
            One         Five                 Ten              Since
            Year        Years               Years           Inception2
Class A     4.98%    27.60% (27.48)     91.08% (90.70)     93.80%  (93.22)
Class B     4.72     25.39  (25.26)     84.09  (83.72)     121.61 (117.42)
Class C     4.46     23.82  (23.70)          N/A           32.25   (31.98)
Lipper PA
Muni Debt
Fund Avg.3  4.70         27.08              92.54                ***

Average Annual Total Returns1                    As of 9/30/00
            One          Five              Ten            Since
            Year         Years            Years         Inception2
Class A     1.59%     4.16% (4.14)     6.36% (6.33)     6.04% (6.01)
Class B    -0.53      4.27  (4.25)     6.28  (6.26)        5.87
Class C     2.17      3.97  (3.94)         N/A          4.38  (4.34)

Distributions and Yields                     As of 8/31/00
        Total Distributions   30-Day    axable Equivalent Yield4 at Tax Rates of
        Paid for 12 Months   SEC Yield          36%              39.6%
Class A     $0.56               4.73%          7.60%             8.06%
Class B     $0.53               4.63           7.44              7.89
Class C     $0.51               4.34           6.98              7.39

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B,
4/3/87; and Class C, 8/1/94.

3 Lipper Average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Pennsylvania Municipal Debt Fund category. Single-state Municipal Debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).

4 Taxable equivalent yields reflect federal and applicable state tax rates.
*** Lipper Since Inception returns are 97.21% for
Class A, 130.76% for Class B, and 37.11% for Class
C, based on all funds in each share class.

(LOGO)       October 18, 2000

Dear Shareholder,
During our fiscal year ended August 31, 2000, the Class A shares of the Prudential Municipal Series
Fund/Pennsylvania Series, without considering the initial sales charge, outperformed their benchmark
Lipper Average, which is not subject to sales charges. The Series performed well even though conditions in the municipal bond market were very volatile.

Municipal bond prices began to fall early in our fiscal year because the Federal Reserve repeatedly increased short-term interest rates to slow a rapidly expanding U.S. economy. However, higher interest rates and strong economic growth caused issuance of municipal bonds to decline at a time when many investors sought the tax-exempt income provided by these securities. This strong investor demand helped municipal bond prices end the 12 months higher.

Amid these shifting market conditions, Prudential's
Municipal Bond sector team took advantage of changing investment opportunities. The team accomplished this by skillfully managing the risk that fluctuating interest rates could pose to the Series' securities, by evaluating bond issuers' ability to make timely principal and interest payments, and by identifying undervalued bonds.

We discuss developments in the municipal bond market and explain the Series' investments on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future investment needs.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund     Pennsylvania Series
Annual Report     August 31, 2000

Investment Adviser's Report

Municipal bonds gained amid volatile market conditions
Prices of municipal bonds went on a roller coaster ride during our fiscal year that began September 1, 1999. They ended the 12 months higher as investors hurriedly bought a shrinking supply of newly issued tax-exempt securities. Furthermore, prices of munis finished the 12 months higher on the belief that the Federal Reserve (the Fed) was nearly through with its latest round of increases in short-term interest rates.

The Fed raised short-term rates four times during our fiscal year out of concern that an overheated U.S. economy might ignite higher inflation via rising consumer prices and accelerating wages. By lifting short-term rates, the Fed pushed borrowing costs higher for businesses and consumers, which it hoped would slow economic growth to a more sustainable pace and help check inflationary pressures.

Timely duration moves
The trend toward higher short-term rates had initially led investors to require higher yields on municipal securities (and lower prices). In order to reduce our portfolio's sensitivity to the rise in interest rates, we lowered the Series' duration in the early autumn of 1999. (Duration measures how much a portfolio's bonds will fluctuate in price for a given change in interest rates. It is expressed in years.)

As the year 2000 began, we expected the Fed to continue tightening monetary policy. We also believed that further rate increases would ultimately be viewed as positive by the bond market because they would show the Fed's determination to fight inflation. With this in mind, we began to lengthen the Series' duration in January 2000, which enabled the Series to benefit more fully as prices of munis rallied later in the year. Our timely adjustments to the Series' duration was an important reason that, without considering the initial sales charge, the Series' Class A shares outperformed their benchmark Lipper Average, which is not subject to sales charges.

Prudential Municipal Series Fund     Pennsylvania Series
Annual Report     August 31, 2000

Municipal bonds beat stocks
The municipal bond rally picked up steam in the spring of 2000 after the Fed aggressively raised rates in mid-May. Data indicated that economic growth was moderating. This, in turn, fueled optimism that the Fed would not have to continue hiking rates during the remainder of 2000.
Consequently, many investors willingly paid higher prices for munis and accepted lower yields.

This strong demand for tax-exempt bonds helped the Lehman Municipal Bond Index to return 7.56% for the first eight months of 2000, compared with only
4.10% for the Standard & Poor's 500 Composite Stock
Price Index.

Puerto Rico Bonds Enhanced Series' Returns
While investors scrambled to buy municipal bonds, the supply of newly issued tax-exempt securities dwindled. Many state and local governments accumulated such hefty cash reserves during the long U.S. economic expansion that their borrowing needs declined, which led to decreased issuance of tax-exempt bonds. In addition, the supply of new munis due to refunding activity shrank because many state and local governments had already replaced higher-cost debt securities with lower-cost bonds to save on interest expenses.

As an alternative to Pennsylvania securities, some market participants, including us, turned to Puerto
Rico bonds, which are triple tax exempt in all 50 states. Not surprisingly, Puerto Rico bonds performed very well. Puerto Rico general obligation bonds were one of the Series' largest holdings at the end of our fiscal year. In addition, the Series owns municipal bonds backed by the AES Cogeneration
Plant in Puerto Rico that also gained in value.
Another position that enhanced the Series' returns was tax-exempt bonds backed by the Allegheny
General Hospital that rallied after they were "prerefunded" and backed by direct obligations of the U.S. Treasury.

www.prudential.com    (800) 225-1852

Looking Ahead
Several factors could keep the rally of municipal bond prices on track. As the Fed rate hikes work their way through the economy, economic growth could continue to moderate, allowing further declines in bond yields and gains in bond prices.
Even if the economic expansion does not slow enough to satisfy the Fed, the central bank may resume tightening monetary policy. This could further reassure the bond market of the Fed's determination to fight inflation.

We also expect further gains in tax-exempt bond prices because demand for munis will likely continue to outpace supply for some time. We believe this imbalance will persist due to the aging population's higher preference for tax-exempt, fixed-income products, and the declining supply of long-term debt securities in general. In the near term, however, two risks to this bullish scenario are the proposals or policies that may come out of the U.S. Presidential election and the extent of price increases for energy. Uncertainty about these factors may make investors somewhat reluctant to continue driving prices of tax-exempt securities higher. However, uncertainty could also make munis more attractive as a means to reduce risks in the context of a broader portfolio.

Prudential Municipal Series Fund Management Team

Prudential Municipal Series Fund     Pennsylvania Series
Annual Report     August 31, 2000

Financial
     Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2000

                                   Moody's                               Principal
                                   Rating         Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)    Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.8%
----------------------------------------------------------------------------------------
Allegheny Cnty. Arpt. Rev.,
 Greater Pittsburgh Int'l.
 Arpt., Ser. A, A.M.T., F.S.A.     Aaa            6.60%       1/1/04     $    1,000       $  1,042,990
Allegheny Cnty. Hosp. Dev. Auth.
 Rev.,
 Allegheny Gen. Hosp. Proj.,
 Ser. A, M.B.I.A.                  Aaa            6.25        9/1/20          1,750(d)       1,922,252
 Magee-Womens Hosp., F.G.I.C.      Aaa            Zero        10/1/14         2,000            940,460
 Magee-Womens Hosp., F.G.I.C.      Aaa            Zero        10/1/16         2,000            824,000
 Magee-Womens Hosp., F.G.I.C.      Aaa            Zero        10/1/18         2,000            725,120
 Magee-Womens Hosp., F.G.I.C.      Aaa            Zero        10/1/19         4,000          1,360,960
 West Penn. Hosp. Hlth. Ctr.       NR             8.50        1/1/20          2,000          2,061,660
Allegheny Cnty. Ind. Dev. Auth.
 Rev., USX Proj., Ser. A           Baa2           6.70        12/1/20         4,500          4,589,460
Allegheny Cnty. Residential Fin.
 Auth., Mtge. Rev., G.N.M.A.,
 Ser. Q, A.M.T.                    Aaa            7.40        12/1/22           590            607,440
Beaver Cnty. Indl. Dev. Auth.,
 Pollution Ctl. Rev.,
 Toledo Edison Co. Proj. A         Ba3            4.85        6/1/30          1,500          1,455,405
 Ohio Edison Co. Proj. A           Baa3           4.65        6/1/33          1,000            965,240
Berks Cnty. Gen. Oblig., Cap.
 Appreciation, F.G.I.C.            Aaa            Zero        5/15/16         2,900          1,219,943
Berks Cnty. Ind. Rev., Lutheran
 Home Proj., A.M.B.A.C.            Aaa            6.875       1/1/23          1,500          1,561,410
Berks Cnty. Mun. Auth. Hosp.
 Rev., Reading Hosp. Med. Ctr.
 Proj., M.B.I.A.                   Aaa            5.70        10/1/14         1,250          1,306,700
Bethlehem Auth. Wtr. Rev., Cap.
 Appreciation, F.S.A.              Aaa            Zero        11/15/22        3,080            863,447
Bucks Cnty. Wtr. & Swr. Auth.
 Rev., Neshaminy Interceptor
 Swr. Sys., Ser. A, F.G.I.C.       Aaa            Zero        12/1/15         2,175            949,453

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                   Moody's                               Principal
                                   Rating         Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)    Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Butler Cnty. Hosp. Auth. Rev.,
 North Hills Passavant Hosp.,
 Ser. A, F.S.A.                    Aaa            7.00%       6/1/22     $    1,000(d)    $  1,039,320
Carbon Cnty. PA Indl. Dev. Auth.
 Ref., Panther Creek Partners
 Proj.                             BBB-(b)        6.65        5/1/10          2,500          2,532,925
Chartiers Valley Ind. Rev.,
 Friendship Vlg./South Hills       NR             6.75        8/15/18         2,225          2,124,875
Clarion Cnty. Hosp. Auth. Rev.,
 Clarion Hosp. Proj.               BBB-(b)        5.625       7/1/21          1,000            804,700
Delaware Cnty. Ind. Dev. Auth.
 Rev.,
 Res. Rec. Facs., Ser. A           B2             6.00        1/1/09            500            469,375
 Res. Rec. Facs., Ser. A           B2             6.10        7/1/13          2,500          2,295,350
Delaware Valley PA Reg. Fin.
 Auth., Lo. Gov. Rev., Ser. A      Aaa            5.50        8/1/28          5,000          4,981,350
Doylestown Hosp. Auth. Rev.,
 Pine Run Retirement, Ser. A       Baa1           7.20        7/1/23          3,180          3,451,159
Greencastle Antrim Sch. Dist.,
 Rev., M.B.I.A.,
 Cap. Appreciation, Ser. B         Aaa            Zero        1/1/12          1,000            555,810
 Cap. Appreciation, Ser. B         Aaa            Zero        1/1/13          1,000            521,440
Harrisburg Auth. Rev., Pooled
 Bond Prog., Ser. I, M.B.I.A.      Aaa            5.625       4/1/15            300            306,948
Harrisburg, Gen. Oblig.,
 A.M.B.A.C.
 Cap. Appreciation, Ser. D         Aaa            Zero        3/15/15         2,380          1,079,877
 Cap. Appreciation, Ser. F         Aaa            Zero        9/15/21         2,000            601,880
 Cap. Appreciation, Ser. F         Aaa            Zero        9/15/22         2,000            566,060
Hopewell Area School District,
 Gen. Oblig., F.S.A
 Cap. Appreciation                 Aaa            Zero        9/1/23          2,000            534,540
 Cap. Appreciation                 Aaa            Zero        9/1/24          2,025            509,855
Lancaster PA Indl. Dev. Auth.
 Rev. Garden Spot Village Proj.,
 Ser. A                            NR             7.625       5/1/31          1,650          1,663,134

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                   Moody's                               Principal
                                   Rating         Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)    Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Lower Pottsgrove Twnshp. Auth.,
 Swr. Rev., Montgomery Cnty.,
 A.M.B.A.C.,
 Ser. A                            Aaa            Zero        11/1/13    $    1,155       $    577,824
 Ser. A                            Aaa            Zero        11/1/15         1,185            519,634
Luzerne Cnty. Ind. Dev. Auth.
 Rev., Gas & Water, Ser. B,
 A.M.T.                            A3             7.125%      12/1/22         6,000          6,355,080
McKeesport Area School District,
 M.B.I.A.
 Cap. Appreciation                 Aaa            Zero        10/1/20         3,555          1,136,427
 Cap. Appreciation                 Aaa            Zero        10/1/21         2,555            766,960
Montgomery Cnty. Ind. Dev. Auth.
 Rev., Retirement Comm.            A-(b)          5.25        11/15/28        1,000            829,330
Montgomery Cnty. Redev. Auth.
 Rev., Multifamily Hsg., Ser. A    NR             6.50        7/1/25          1,400          1,396,416
Northampton Cnty. Higher Ed.
 Auth. Rev.,
 Moravian Coll.                    AAA(b)         8.20        6/1/11          2,095          2,195,979
 Moravian Coll., A.M.B.A.C.        Aaa            6.25        7/1/11          2,195          2,451,420
Northeastern Hosp. & Ed. Auth.
 Coll. Rev., Kings Coll. Proj.,
 Ser. B                            BBB(b)         6.00        7/15/18         3,235          3,210,220
Northumberland Cnty. Ind. Dev.
 Auth. Rev., Roaring Creek Wtr.,
 A.M.T.                            NR             6.375       10/15/23        1,000            952,390
Penn Hills Twnshp., Gen. Oblig.,
 Ser A, A.M.B.A.C.                 Aaa            Zero        6/1/10          1,535            945,698
Penn Hills, Gen. Oblig., Ser. B,
 A.M.B.A.C.                        Aaa            Zero        12/1/18         1,360            485,887
Pennsylvania Convention Ctr.
 Auth. Rev., Ser. A, F.G.I.C.      Aaa            6.00        9/1/19          5,445          5,823,427
Pennsylvania Econ. Dev. Auth.,
 Wst. Wtr. Treatment Rev., Sun
 Co., R & M Proj., Ser. A,
 A.M.T.                            Baa2           7.60        12/1/24         4,500          4,733,775

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                   Moody's                               Principal
                                   Rating         Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)    Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Pennylvania Econ. Dev. Fin. Wst.
 Disp. Rev. Usg Corp., A.M.T.      Baa1           6.00%       6/1/31     $    3,000       $  2,839,170
Pennsylvania Hsg. Fin. Agcy.
 Sngl. Fam. Mtge., A.M.T.          Aa2            7.614(c)    4/1/25          2,100          2,131,500
 Sngl. Fam. Mtge., A.M.T.,
 R.I.B.S., S.F.M.R.                Aa2            4.75        4/1/11          1,895          1,850,278
Pennsylvania St. Cert. of Part.,
 Ser. A, F.S.A.                    Aaa            6.25        11/1/06         1,900          1,971,763
Pennsylvania St. Higher Ed.
 Facs. Auth. Rev.,
 Ursinus College Ser. A            BBB+(b)        5.90        1/1/27          1,925          1,837,855
 Drexel University                 A-(b)          6.00        5/1/29          2,500          2,523,275
 Philadelphia Univ.                AA(b)          6.00        6/1/29          2,100          2,122,932
 Philadelphia Univ.                AA(b)          6.10        6/1/30            750            762,922
Philadelphia Gas Wks. Rev.,
 13th Ser.                         Baa1           7.70        6/15/11           215(d)         224,664
 13th Ser.                         Aaa            7.70        6/15/21         3,430(d)       3,587,197
Philadelphia Hosps. & Higher Ed.
 Facs. Auth. Rev.,
 Childrens' Seashore House,
 Ser. B                            A+(b)          7.00        8/15/12           500            523,175
 Childrens' Seashore House,
 Ser. A                            A+(b)          7.00        8/15/12         1,000          1,048,250
 Childrens' Seashore House,
 Ser. A                            A+(b)          7.00        8/15/17         1,000          1,048,250
 Grad. Hlth. Sys.                  Ca             7.25        7/1/18          2,730            941,850
Philadelphia Ind. Dev. Auth.
 Rev.,
 Baptist Home of Phil., Ser. A     NR             5.60        11/15/28        2,750          2,183,088
 Inst. For Cancer Res. Proj.,
 Ser. B                            A+(b)          7.25        7/1/10          5,770          5,919,212
 Nat'l. Brd. of Med. Examiners
 Proj.                             A+(b)          6.75        5/1/12          5,000(d)       5,266,150
Philadelphia Auth. Ind. Dev.
 Rev., A.M.T.                      NR             5.50        1/1/24          2,500          1,991,925
Philadelphia PA,
 Gen. Oblig.                       Aaa            5.00        3/15/28         2,500          2,276,925
 Gen. Oblig., M.B.I.A.             Aaa            5.00        5/15/25         1,190          1,093,491

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                   Moody's                               Principal
                                   Rating         Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)    Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Pittsburgh and Allegheny
 Auditorium Asset Dist. Sales
 Tax Rev., A.M.B.A.C.              Aaa            5.00%       2/1/29     $    3,000       $  2,741,370
Pittsburgh Urban Redev. Auth.,
 Mtge. Rev., Ser. A, A.M.T.        Aa2            6.25        10/1/28           940            962,485
Pittsburgh Wtr. & Swr. Auth.,
 F.G.I.C.,
 First Lien, Ser. B                Aaa            Zero        9/1/19          2,300            786,255
 First Lien, Ser. B                Aaa            Zero        9/1/20          2,300            738,737
 Wtr. & Swr. Sys. Rev.             Aaa            6.50        9/1/13          5,000          5,690,050
Puerto Rico Comnwlth.,
 Hwy. & Trans. Auth. Rev.,
 Ser. Y                            Baa1           6.25        7/1/14          1,000          1,120,460
 Pub. Impvt. Rfdg., M.B.I.A.       Aaa            7.00        7/1/10            720            864,245
 Rites PA 625, A.M.B.A.C.          NR             9.977(c)    7/1/10          2,015          2,801,233
 Rites PA 642A, M.B.I.A.           NR             7.497(c)    7/1/10          1,500          1,792,695
Puerto Rico Indl. Tourist Edl.
 Cogen Fac. AES Puerto Rico
 Proj.                             Baa2           6.625       6/1/26          2,500          2,606,075
Schuylkill Cnty. Ind. Dev.
 Auth., Rev.,
 Pine Grove Landfill Inc.,
 A.M.T.                            BBB(d)         5.10        10/1/19         1,500          1,338,165
 Schuykill Engy., A.M.T.           NR             6.50        1/1/10          3,230          3,167,822
Scranton-Lackawanna Hlth. &
 Welfare Auth. Rev., Univ. of
 Scranton Proj., Ser. C            NR             6.50        3/1/15          2,250          2,360,250
Unity Twnshp. Mun. Auth., Gtd.
 Swr. Rev., A.M.B.A.C.,
 Cap. Appreciation                 Aaa            Zero        11/1/11         1,035            586,607
 Cap. Appreciation                 Aaa            Zero        11/1/12         1,035            550,951
 Cap. Appreciation                 Aaa            Zero        11/1/13         1,035            516,455
Upper St. Clair Twp., PA Sch.
 Dist. Rev.                        Aa3            5.20        7/15/27         3,000          2,840,070
Virgin Islands Pub. Fin. Auth.
 Rev., Ref. Matching Loan Notes,
 Ser. A                            AAA(b)         7.25        10/1/18         1,950          2,105,981

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                   Moody's                               Principal
                                   Rating         Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)    Rate        Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Virgin Islands Terr., Hugo Ins.
 Claims Fund Proj., Ser. 91        NR             7.75%       10/1/06    $      730       $    763,653
Washington Cnty. Hosp. Auth.
 Rev., Monongahela Valley Hosp.    A2             6.75        12/1/08         2,750          2,873,777
Westmoreland Cnty., Rev. Cap.
 Appreciation, F.G.I.C.            Aaa(b)         Zero        12/1/19         5,750          1,938,038
Westmoreland Cnty. Ind. Rev.
 Gtd., Valley Landfill Proj.,
 A.M.T.                            BBB(b)         5.10        5/1/18          1,000            892,360
Westmoreland Cnty. Mun. Auth.
 Rev. Cap Appreciation, Ser. A     AAA            Zero        8/15/23         5,000          1,339,750
                                                                                          ------------
Total long-term investments
 (cost $158,973,326)                                                                      $162,336,361
                                                                                          ------------
SHORT-TERM INVESTMENTS  0.5%
----------------------------------------------------------------------------------------
Beaver Cnty. PA Indl. Dev. Auth.
 Environmental Imp. Rec., BASF
 Corp. Proj., F.R.D.D.             P1             4.45        9/1/00            400            400,000
Delaware Riv. Port Auth. PA & NJ
 Rev. Mun. Secs. Trust Rcpts.,
 Ser. 89                           A(b)           4.35        9/1/00            300            300,000
Philadelphia PA Auth., Indl.
 Dev. Rev., Inst. Cancer Resh.,
 Ser. A, F.R.D.D.                  A1+(b)         4.30        9/1/00            100            100,000
                                                                                          ------------
Total short-term investments
 (cost $800,000)                                                                          $    800,000
                                                                                          ------------
Total Investments  99.3 %
 (cost $159,773,326; Note 4)                                                               163,136,361
Other assets in excess of liabilities 0.7%                                                   1,076,714
                                                                                          ------------
Net Assets  100%                                                                          $164,213,075
                                                                                          ------------
                                                                                          ------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Notes(e).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bonds.
    S.F.M.R.--Single Family Mortgage Revenue.
(b) Standard & Poor's Rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) For purposes of amortizing cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Assets and Liabilities

                                    August 31,
                                       2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $159,773,326)                           $ 163,136,361
Cash                                                                       69,655
Interest receivable                                                     2,284,293
Unrealized appreciation on interest rate swap                              43,169
Receivable for Series shares sold                                          15,802
Deferred expenses and other assets                                          4,401
                                                                   ---------------
      Total assets                                                    165,553,681
                                                                   ---------------
LIABILITIES
Payable for Series shares reacquired                                    1,052,790
Dividends payable                                                          86,007
Accrued expenses                                                           78,596
Management fee payable                                                     69,926
Distribution fee payable                                                   46,889
Deferred trustee's fees                                                     6,398
                                                                   ---------------
      Total liabilities                                                 1,340,606
                                                                   ---------------
NET ASSETS                                                          $ 164,213,075
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     163,345
   Paid-in capital in excess of par                                   161,041,268
                                                                   ---------------
                                                                      161,204,613
   Accumulated net realized loss on investments                          (397,742)
   Net unrealized appreciation on investments                           3,406,204
                                                                   ---------------
Net assets, August 31, 2000                                         $ 164,213,075
                                                                   ---------------
                                                                   ---------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Assets and Liabilities Cont'd.

                                                                   August 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($109,068,247
      / 10,848,515 shares of beneficial interest issued and
      outstanding)                                                         $10.05
   Maximum sales charge (3% of offering price)                                .31
                                                                   ---------------
   Maximum offering price to public                                        $10.36
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($54,665,453 / 5,438,290 shares of beneficial
      interest issued and outstanding)                                     $10.05
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share ($479,375 /
      47,689 shares of beneficial interest issued and
      outstanding)                                                         $10.05
   Sales charge (1% of offering price)                                        .10
                                                                   ---------------
   Offering price to public                                                $10.15
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $  10,885,210
                                                                   ---------------
Expenses
   Management fee                                                         875,729
   Distribution fee--Class A                                              265,453
   Distribution fee--Class B                                              341,547
   Distribution fee--Class C                                                4,915
   Transfer agent's fees and expenses                                      96,000
   Custodians's fees and expenses                                          82,000
   Reports to shareholders                                                 40,000
   Registration fees                                                       24,000
   Legal fees and expenses                                                 12,000
   Audit fees                                                              10,000
   Trustees' fees and expenses                                              7,000
   Miscellaneous                                                            5,994
                                                                   ---------------
      Total expenses                                                    1,764,638
Less: Custodian fee credit                                                 (7,449)
                                                                   ---------------
   Net expenses                                                         1,757,189
                                                                   ---------------
Net investment income                                                   9,128,021
                                                                   ---------------
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                             (346,914)
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         (1,330,781)
   Swaps                                                                   43,169
                                                                   ---------------
                                                                       (1,287,612)
Net loss on investments                                                (1,634,526)
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   7,493,495
                                                                   ---------------
                                                                   ---------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Changes in Net Assets

                                                     Year                 Year
                                                     Ended                Ended
                                                August 31, 2000      August 31, 1999
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $   9,128,021        $  10,198,665
   Net realized gain (loss) investment
      transactions                                    (346,914)           2,064,650
   Net change in unrealized depreciation of
      investments                                   (1,287,612)         (15,124,349)
                                               -----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                      7,493,495           (2,861,034)
                                               -----------------    -----------------
Dividends and distributions (Note 1):
   Dividends to shareholders from net
      investment income
      Class A                                       (5,642,502)          (5,224,812)
      Class B                                       (3,454,102)          (4,925,961)
      Class C                                          (31,417)             (47,892)
                                               -----------------    -----------------
                                                    (9,128,021)         (10,198,665)
                                               -----------------    -----------------
   Distributions from net realized gains
      Class A                                         (350,166)          (1,164,135)
      Class B                                         (234,220)          (1,223,297)
      Class C                                           (2,549)             (13,254)
                                               -----------------    -----------------
                                                      (586,935)          (2,400,686)
                                               -----------------    -----------------
Series share transactions (net of share
   conversions) (Note 5):
   Net proceeds from shares sold                     5,600,166           26,494,078
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  5,405,137            7,127,006
   Cost of shares reacquired                       (38,181,577)         (41,134,998)
                                               -----------------    -----------------
   Net decrease in net assets from Series
      share transactions                           (27,176,274)          (7,513,914)
                                               -----------------    -----------------
Total decrease                                     (29,397,735)         (22,974,299)
NET ASSETS
Beginning of year                                  193,610,810          216,585,109
                                               -----------------    -----------------
End of year                                      $ 164,213,075        $ 193,610,810
                                               -----------------    -----------------
                                               -----------------    -----------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Pennsylvania Series (the 'Series') commenced investment operations on April 3, 1987. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Interest Rate Swaps:    In a simple interest rate swap, one investor pays
a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liabilty management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

      Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Series has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with AICPA, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated net realized loss on investments and increase paid-in capital in excess of par by $1,628. This was done for redemptions utilized as distributions for Federal income tax purposes. Net investment income, net realized losses and net assets were not affected by this change.
                                                                          19

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund had a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plan were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

      PIMS has advised the Series that they have received approximately $10,800 and $700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended August 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2000, they received approximately $83,000 and $2,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. For the period March 11, 1999 through March 9, 2000, the commitment fee was .065 of 1%. Subsequent to March 9, 2000, the SCA was renewed with a maximum commitment of $1 billion at a commitment fee of .080 of 1% of the unused portion of the facility. The expiration date of the SCA is March 9, 2001. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 2000. The purpose of the credit agreements is to serve as an alternative source of funding for capital share redemptions.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $85,600 for the services of PMFS. As of August 31, 2000, approximately $6,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2000 were $36,805,174 and $63,182,448, respectively.

      The Series entered into an interest rate swap agreement with Morgan Stanley Capital Services, Inc. The Series receives the fixed rate each June 29 and December 29 up to and including December 29, 2010 (the 'Termination Date') and the Series pays the Bond Market AssociationE Municipal Swap Index announced by Municipal Market Data each Wednesday, or if such day is not a New York Business Day, then the next New York Business Day during the Calculation Period (the 'Determination Date'). Details of the open interest rate swap at August 31, 2000 is as follows:

Notional
 Amount                       Fixed      Floating     Termination      Unrealized
 (000)           Type          Rate        Rate          Date         Appreciation
--------     ------------     ------     --------     -----------     ------------
$3,000       Forward Rate     5.2525%     B.M.A.        12/29/10         43,169

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

      The Fund has elected to treat approximately $406,100 of net capital losses incurred in the ten months ended August 31, 2000 as having been incurred in the following Fiscal year.

      The cost basis of investments for federal income tax purposes at August 31, 2000 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $3,363,035 (gross unrealized appreciation--$7,736,786; gross unrealized depreciation--$4,373,751).

Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest for the fiscal years ended August 31, 2000 and August 31, 1999 were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       98,324    $    971,032
Shares issued in reinvestment of dividends and distributions     344,021       3,381,248
Shares reacquired                                             (2,270,008)    (22,258,195)
                                                              ----------    ------------
Net decrease in shares outstanding before conversion          (1,827,663)    (17,905,915)
Shares issued upon conversion from Class B                     2,393,378      23,623,093
                                                              ----------    ------------
Net increase in shares outstanding                               565,715    $  5,717,178
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                    1,560,443    $ 16,614,598
Shares issued in reinvestment of dividends and distributions     345,509       3,672,564
Shares reacquired                                             (1,240,715)    (13,105,874)
                                                              ----------    ------------
Net increase in shares outstanding before conversion             665,237       7,181,288
Shares issued upon conversion from Class B                       663,116       7,103,569
                                                              ----------    ------------
Net increase in shares outstanding                             1,328,353    $ 14,284,857
                                                              ----------    ------------
                                                              ----------    ------------

    22

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      458,537    $  4,515,404
Shares issued in reinvestment of dividends and distributions     203,354       1,998,091
Shares reacquired                                             (1,566,708)    (15,401,490)
                                                              ----------    ------------
Net decrease in shares outstanding before conversion            (904,817)     (8,887,995)
Shares reacquired upon conversion from Class B                (2,393,377)    (23,623,093)
                                                              ----------    ------------
Net decrease in shares outstanding                            (3,298,194)   $(32,511,088)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      889,808    $  9,514,214
Shares issued in reinvestment of
  dividends and distributions                                    320,265       3,411,048
Shares reacquired                                             (2,587,525)    (27,465,851)
                                                              ----------    ------------
Net decrease in shares outstanding before conversion          (1,377,452)    (14,540,589)
Shares reacquired upon conversion from Class B                  (663,288)     (7,103,569)
                                                              ----------    ------------
Net decrease in shares outstanding                            (2,040,740)   $(21,644,158)
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                       11,521    $    113,730
Shares issued in reinvestment of dividends and distributions       2,626          25,798
Shares reacquired                                                (53,481)       (521,892)
                                                              ----------    ------------
Net decrease in shares outstanding                               (39,334)   $   (382,364)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                       34,335    $    365,266
Shares issued in reinvestment of
  dividends and distributions                                      4,074          43,394
Shares reacquired                                                (53,304)       (563,273)
                                                              ----------    ------------
Net decrease in shares outstanding                               (14,895)   $   (154,613)
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   10.13
                                                                 -----------------
Income from investment operations
Net investment income                                                      .53
Net realized and unrealized gain (loss) on investment
transactions                                                              (.05)
                                                                 -----------------
   Total from investment operations                                        .48
                                                                 -----------------
Less distributions
Dividends from net investment income                                      (.53)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                     (.03)
                                                                 -----------------
   Total distributions                                                    (.56)
                                                                 -----------------
Net asset value, end of year                                         $   10.05
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(b):                                                          4.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 109,068
Average net assets (000)                                             $ 106,181
Ratios to average net assets:
   Expenses, including distribution fees                                   .90%
   Expenses, excluding distribution fees                                   .65%
   Net investment income                                                  5.31%
For Class A, B and C shares:
   Portfolio turnover rate                                                  21%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    24                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  10.92             $  10.73             $  10.49             $  10.55
----------------         --------             --------             --------
         .53                  .57                  .59(a)               .59(a)
        (.67)                 .21                  .33                 (.06)
----------------         --------             --------             --------
        (.14)                 .78                  .92                  .53
----------------         --------             --------             --------
        (.53)                (.57)                (.59)                (.59)
          --                   --(c)                --(c)                --
        (.12)                (.02)                (.09)                  --
----------------         --------             --------             --------
        (.65)                (.59)                (.68)                (.59)
----------------         --------             --------             --------
    $  10.13             $  10.92             $  10.73             $  10.49
----------------         --------             --------             --------
----------------         --------             --------             --------
       (1.35)%               7.55%                9.01%                5.08%
    $104,210             $ 97,794             $ 89,604             $ 69,659
    $104,460             $ 96,053             $ 83,552             $ 59,995
         .84%                 .77%                 .72%(a)              .75%(a)
         .64%                 .67%                 .62%(a)              .65%(a)
        5.00%                5.26%                5.60%(a)             5.56%(a)
          23%                  13%                  21%                  26%

    See Notes to Financial Statements                                     25

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 10.13
                                                                     --------
Income from investment operations
Net investment income                                                     .50
Net realized and unrealized gain (loss) on investment
transactions                                                             (.05)
                                                                     --------
   Total from investment operations                                       .45
                                                                     --------
Less distributions
Dividends from net investment income                                     (.50)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.03)
                                                                     --------
   Total distributions                                                   (.53)
                                                                     --------
Net asset value, end of year                                          $ 10.05
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         4.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $54,665
Average net assets (000)                                              $68,309
Ratios to average net assets:
   Expenses, including distribution fees                                 1.15%
   Expenses, excluding distribution fees                                  .65%
   Net investment income                                                 5.06%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    26                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  10.92             $  10.72             $  10.49             $  10.55
----------------     ----------------     ----------------     ----------------
         .50                  .53                  .55(a)               .55(a)
        (.67)                 .22                  .32                 (.06)
----------------     ----------------     ----------------     ----------------
        (.17)                 .75                  .87                  .49
----------------     ----------------     ----------------     ----------------
        (.50)                (.53)                (.55)                (.55)
          --                   --(c)                --(c)                --
        (.12)                (.02)                (.09)                  --
----------------     ----------------     ----------------     ----------------
        (.62)                (.55)                (.64)                (.55)
----------------     ----------------     ----------------     ----------------
    $  10.13             $  10.92             $  10.72             $  10.49
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (1.65)%               7.13%                8.58%                4.66%
    $ 88,519             $117,678             $135,275             $167,809
    $104,860             $125,306             $148,394             $189,902
        1.14%                1.17%                1.12%(a)             1.15%(a)
         .64%                 .67%                 .62%(a)              .65%(a)
        4.70%                4.87%                5.20%(a)             5.16%(a)

    See Notes to Financial Statements                                     27

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                    Year Ended
                                                                  August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 10.13
                                                                      -------
Income from investment operations
Net investment income                                                     .48
Net realized and unrealized gain (loss) on investment
transactions                                                             (.05)
                                                                      -------
   Total from investment operations                                       .43
                                                                      -------
Less distributions
Dividends from net investment income                                     (.48)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.03)
                                                                      -------
   Total distributions                                                   (.51)
                                                                      -------
Net asset value, end of year                                          $ 10.05
                                                                      -------
                                                                      -------
TOTAL RETURN(b):                                                         4.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $   479
Average net assets (000)                                              $   655
Ratios to average net assets:
   Expenses, including distribution fees                                 1.40%
   Expenses, excluding distribution fees                                  .65%
   Net investment income                                                 4.79%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
     $10.92               $10.72               $10.49               $10.55
    -------              -------              -------              -------
        .47                  .50                  .52(a)               .52(a)
       (.67)                 .22                  .32                 (.06)
    -------              -------              -------              -------
       (.20)                 .72                  .84                  .46
    -------              -------              -------              -------
       (.47)                (.50)                (.52)                (.52)
         --                   --(c)                --(c)                --
       (.12)                (.02)                (.09)                  --
    -------              -------              -------              -------
       (.59)                (.52)                (.61)                (.52)
    -------              -------              -------              -------
     $10.13               $10.92               $10.72               $10.49
    -------              -------              -------              -------
    -------              -------              -------              -------
      (1.91)%               6.86%                8.31%                4.41%
     $  882               $1,113               $  471               $  829
     $1,075               $  661               $  678               $  704
       1.39%                1.42%                1.37%(a)             1.40%(a)
        .64%                 .67%                 .62%(a)              .65%(a)
       4.46%                4.60%                4.95%(a)             4.91%(a)

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund      Pennsylvania Series
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Municipal Series Fund, Pennsylvania Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Pennsylvania Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000

       Prudential Municipal Series Fund      Pennsylvania Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income of $.53 per share for Class A shares, $.50 per Class B share and $.48 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, and C shares a long-term capital gain distribution of $.03, which is taxable as such. The Series utilized redemptions as distributions in the amount of $1,628 of long-term capital gains.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2000.
                                                                          31

Prudential Municipal Series Fund     Pennsylvania Series
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
     Large Capitalization Growth Fund
     Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund
Target Funds
     International Equity Fund

balanced/allocation funds
Prudential Diversified Funds
     Conservative Growth Fund
     Moderate Growth Fund
     High Growth Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
www.prudential.com       (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
     Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
     Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
Prudential Municipal Series Fund
     Florida Series
     Massachusetts Series
     New Jersey Series
     New York Series
     North Carolina Series
     Ohio Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
     Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     Connecticut Money Market Series
     Massachusetts Money Market Series
     New Jersey Money Market Series
     New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Municipal Series Fund       Pennsylvania Series
Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year    Five Years       Ten Years      Since Inception
With Sales
 Charge        1.83%     4.36% (4.34)     6.37% (6.34)     6.13% (6.10)
Without Sales
 Charge        4.98%     5.00% (4.98)     6.69% (6.67)     6.44% (6.41)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal
Series Fund/Pennsylvania Series (Class A shares) with a similar investment in the Lehman Brothers
Municipal Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class A shares, and the account value at the end of the current fiscal year (August
31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 3% was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series.
The Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray
different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com             (800) 225-1852
Class B     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year     Five Years       Ten Years      Since Inception
With Sales
 Charge        -0.28%     4.46% (4.44)     6.29% (6.27)     6.11% (5.96)
Without Sales
 Charge         4.72%     4.63% (4.61)     6.29% (6.27)     6.11% (5.96)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Municipal
Series Fund/Pennsylvania Series (Class B shares) with a similar investment in the Lehman Brothers
Municipal Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class B shares, and the account value at the end of the current fiscal year (August
31, 2000), as measured on a quarterly basis, beginning in August 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge of 5%, 4%, 3%, 2%, 1%, and 1% for six years was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph. The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund       Pennsylvania Series
Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 8/31/00
              One Year     Five Years     Ten Years     Since Inception
With Sales
 Charge         2.41%     4.16% (4.14)       N/A         4.53% (4.49)
Without Sales
 Charge         4.46%     4.37% (4.35)       N/A         4.70% (4.67)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential
Municipal Series Fund/Pennsylvania Series (Class C shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (August 31, 2000), as measured on a quarterly basis, beginning in August 1994 for Class C shares.
For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge of 1% was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge of 1% for 18 months was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2000; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested.
The numbers in parentheses ( ) show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com             (800) 225-1852
Annual Report     August 31, 2000

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance.
While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols     NASDAQ      CUSIP
     Class A     PMPAX     74435M879
     Class B     PBPAX     74435M887
     Class C     PPNCX     74435M481

MF132E

(ICON)  Printed on Recycled Paper